Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     954 records

CHASE2005-A2 POOL1
================================================================================


Summary Statistics
Number of Recievables: 954
Aggregate Current Balance: $534,998,047.82
Range of Current Balance: $85,500.00 to $3,000,000.00
Average Current Balance: $560,794.60
Aggregate Original Balance: $535,611,929
Range of Original Balances: $85,500.00 to $3,000,000.00
Average Original Balance: $561,438
Weighted Average Original Coupon: 5.732%
Range of Original Coupons: 4.38% to 6.88%
Weighted Average Current Coupon: 5.732%
Range of Current Coupons: 4.38% to 6.88%
Weighted Average Margin: 2.272%
Range of Margins: 2.25% to 2.50%
Weighted Average Servicing Fee: 0.266%
Range of Servicing Fees: 0.27% to 0.27%
Weighted Average Current Net Coupon: 5.466%
Range of Current Net Coupons: 4.11% to 6.61%
Weighted Average Maximum Rate: 10.733%
Range of Maximum Rates: 9.38% to 16.88%
Weighted Average Months to Roll: 59
Weighted Average Stated Original Term: 359.87 months
Range of Stated Original Term: 240 months to 360 months
Weighted Average Stated Remaining Term: 359.16 months
Range of Stated Remaining Term: 239 months to 360 months
Weighted Average Stated Original IO Term: 60.00 months
Range of Stated Original IO Term: 0 months to 60 months
Weighted Average Original LTV: 71.29%
Percent Purchase: 68.4%
Percent Cash-Out Refinance: 15.9%
Percent Owner Occupied: 90.7%
Percent Full-Alt Documentation: 99.9%
Percent SFR - PUD: 77.4%
Percent Conforming Balance: 3.9%
Percent Interest Only: 79.3%
Percent Adjustable: 100.0%
Weighted Average FICO Score: 742.9
Top 5 States: CA(55%),FL(17%),NY(7%),AZ(2%),TX(2%)
Cap Structure: 5/2/ 5(100%),5/2/11(0%)

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Product                                              Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
ARM - 5 Year/1 Year                                          173   110,588,726.79       20.67     639,241   110,682,942      5.595
ARM - 5 Year/1 Year Interest Only                            781   424,409,321.03       79.33     543,418   424,928,987      5.768
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Product                                              Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
ARM - 5 Year/1 Year                                     5.329      2.279     10.595         59       359.4       358.7      68.11
ARM - 5 Year/1 Year Interest Only                       5.502      2.271     10.769         59       360.0       359.3      72.11
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Product                                              Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
ARM - 5 Year/1 Year                                     19.5       89.6       99.6      75.2   740.3
ARM - 5 Year/1 Year Interest Only                       15.0       91.0      100.0      77.9   743.6
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 1  of  13

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     954 records

CHASE2005-A2 POOL1
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Index Type                                           Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Libor - 1 Year                                               954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Index Type                                           Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Libor - 1 Year                                          5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Index Type                                           Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
Libor - 1 Year                                          15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Interest Only                                        Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Yes                                                          781   424,409,321.03       79.33     543,418   424,928,987      5.768
No                                                           173   110,588,726.79       20.67     639,241   110,682,942      5.595
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Interest Only                                        Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Yes                                                     5.502      2.271     10.769         59       360.0       359.3      72.11
No                                                      5.329      2.279     10.595         59       359.4       358.7      68.11
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Interest Only                                        Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
Yes                                                     15.0       91.0      100.0      77.9   743.6
No                                                      19.5       89.6       99.6      75.2   740.3
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Servicing Fee (%)                                    Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
0.266                                                        954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 0.2660
Maximum: 0.2660
Weighted Average: 0.2660

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Servicing Fee (%)                                    Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
0.266                                                   5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 0.2660
Maximum: 0.2660
Weighted Average: 0.2660



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Servicing Fee (%)                                    Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
0.266                                                   15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 0.2660
Maximum: 0.2660
Weighted Average: 0.2660

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Margin (%)                                           Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
2.250                                                        924   487,387,446.05       91.10     527,476   487,992,809      5.741
2.500                                                         30    47,610,601.77        8.90   1,587,020    47,619,120      5.640
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 2.2500
Maximum: 2.5000
Weighted Average: 2.2722

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Margin (%)                                           Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
2.250                                                   5.475      2.250     10.742         59       359.9       359.1      72.69
2.500                                                   5.374      2.500     10.640         59       360.0       359.2      56.90
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 2.2500
Maximum: 2.5000
Weighted Average: 2.2722



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Margin (%)                                           Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
2.250                                                   15.2       90.7       99.9      78.1   742.4
2.500                                                   23.8       91.2      100.0      69.4   748.2
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 2.2500
Maximum: 2.5000
Weighted Average: 2.2722


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 2  of  13

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     954 records

CHASE2005-A2 POOL1
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Maximum Mortgage Rates (%)                           Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
9.301 to 9.400                                                 1       898,978.00        0.17     898,978       898,978      4.375
9.401 to 9.500                                                 1       857,369.49        0.16     857,369       858,500      4.500
9.601 to 9.700                                                 2     1,499,124.68        0.28     749,562     1,500,000      4.625
9.701 to 9.800                                                 3     1,997,370.92        0.37     665,790     1,998,000      4.750
9.801 to 9.900                                                 8     5,502,024.12        1.03     687,753     5,506,593      4.875
9.901 to 10.000                                               12     8,692,290.76        1.62     724,358     8,695,800      5.000
10.101 to 10.200                                              28    17,185,189.83        3.21     613,757    17,642,895      5.125
10.201 to 10.300                                              39    25,345,086.76        4.74     649,874    25,350,920      5.250
10.301 to 10.400                                              66    39,113,010.84        7.31     592,621    39,132,391      5.375
10.401 to 10.500                                              85    45,407,980.66        8.49     534,212    45,425,486      5.500
10.601 to 10.700                                             122    76,409,393.19       14.28     626,307    76,431,899      5.625
10.701 to 10.800                                             148    85,130,404.99       15.91     575,205    85,145,501      5.750
10.801 to 10.900                                             177    91,005,663.48       17.01     514,156    91,062,477      5.875
10.901 to 11.000                                              99    54,820,528.84       10.25     553,743    54,827,467      6.000
11.101 to 11.200                                              66    34,720,827.95        6.49     526,073    34,720,828      6.125
11.201 to 11.300                                              44    20,485,176.41        3.83     465,572    20,485,650      6.250
11.301 to 11.400                                              27    14,015,821.14        2.62     519,104    14,016,694      6.375
11.401 to 11.500                                              17     8,040,705.76        1.50     472,983     8,040,750      6.500
11.601 to 11.700                                               4     1,785,600.00        0.33     446,400     1,785,600      6.625
11.701 to 11.800                                               2       960,000.00        0.18     480,000       960,000      6.750
11.801 to 11.900                                               2     1,040,000.00        0.19     520,000     1,040,000      6.875
16.801 to 16.900                                               1        85,500.00        0.02      85,500        85,500      5.875
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 9.3750
Maximum: 16.8750
Weighted Average: 10.7333

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Maximum Mortgage Rates (%)                           Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
9.301 to 9.400                                          4.109      2.250      9.375         60       360.0       360.0      40.39
9.401 to 9.500                                          4.234      2.250      9.500         59       360.0       359.0      63.19
9.601 to 9.700                                          4.359      2.250      9.625         60       360.0       359.5      70.85
9.701 to 9.800                                          4.484      2.250      9.750         59       360.0       359.2      64.57
9.801 to 9.900                                          4.609      2.318      9.875         59       360.0       358.8      71.27
9.901 to 10.000                                         4.734      2.319     10.000         59       360.0       358.6      60.84
10.101 to 10.200                                        4.859      2.279     10.125         59       360.0       358.9      69.58
10.201 to 10.300                                        4.984      2.294     10.250         59       360.0       359.0      64.97
10.301 to 10.400                                        5.109      2.270     10.375         59       360.0       358.9      70.38
10.401 to 10.500                                        5.234      2.257     10.500         59       360.0       359.0      70.26
10.601 to 10.700                                        5.359      2.292     10.625         59       360.0       359.2      68.71
10.701 to 10.800                                        5.484      2.264     10.750         59       360.0       359.4      71.62
10.801 to 10.900                                        5.609      2.262     10.875         59       360.0       359.4      74.03
10.901 to 11.000                                        5.734      2.271     11.000         60       358.7       358.2      71.36
11.101 to 11.200                                        5.859      2.280     11.125         60       360.0       359.5      72.93
11.201 to 11.300                                        5.984      2.250     11.250         60       360.0       359.6      76.57
11.301 to 11.400                                        6.109      2.286     11.375         60       360.0       359.6      77.25
11.401 to 11.500                                        6.234      2.250     11.500         59       360.0       359.5      77.29
11.601 to 11.700                                        6.359      2.250     11.625         59       360.0       359.4      76.16
11.701 to 11.800                                        6.484      2.250     11.750         60       360.0       359.6      80.00
11.801 to 11.900                                        6.609      2.250     11.875         60       360.0       359.6      80.00
16.801 to 16.900                                        5.609      2.250     16.875         60       360.0       360.0      95.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 9.3750
Maximum: 16.8750
Weighted Average: 10.7333



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Maximum Mortgage Rates (%)                           Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
9.301 to 9.400                                           0.0      100.0      100.0     100.0   771.0
9.401 to 9.500                                           0.0      100.0      100.0     100.0   797.0
9.601 to 9.700                                           0.0      100.0      100.0     100.0   706.9
9.701 to 9.800                                           0.0       45.2      100.0     100.0   749.4
9.801 to 9.900                                           9.1      100.0      100.0      38.8   753.1
9.901 to 10.000                                          6.5       93.1      100.0      65.5   750.4
10.101 to 10.200                                        13.4       86.8      100.0      70.7   734.0
10.201 to 10.300                                        19.0       81.0      100.0      69.2   742.2
10.301 to 10.400                                        12.8       87.0      100.0      81.3   740.1
10.401 to 10.500                                        23.3       86.2      100.0      79.2   741.0
10.601 to 10.700                                        14.1       94.0      100.0      84.6   739.6
10.701 to 10.800                                        14.9       83.0      100.0      77.6   743.8
10.801 to 10.900                                        16.9       94.5       99.5      79.9   744.2
10.901 to 11.000                                        14.3       96.4      100.0      78.1   745.9
11.101 to 11.200                                        23.8       91.6      100.0      68.3   749.8
11.201 to 11.300                                        17.2       98.2      100.0      71.6   740.1
11.301 to 11.400                                        14.9       97.9      100.0      61.3   737.2
11.401 to 11.500                                         9.1      100.0      100.0      79.9   748.6
11.601 to 11.700                                        10.8      100.0      100.0     100.0   734.7
11.701 to 11.800                                         0.0      100.0      100.0     100.0   738.9
11.801 to 11.900                                         0.0      100.0      100.0     100.0   754.2
16.801 to 16.900                                         0.0      100.0      100.0       0.0   763.0
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 9.3750
Maximum: 16.8750
Weighted Average: 10.7333

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Next Rate Adjustment Date                            Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
2010-06-01                                                     1       313,500.00        0.06     313,500       313,500      5.625
2010-07-01                                                     8     4,338,733.11        0.81     542,342     4,339,205      5.268
2010-08-01                                                     5     2,739,678.00        0.51     547,936     2,743,998      5.193
2010-09-01                                                    30     8,484,521.46        1.59     282,817     8,934,597      5.624
2010-10-01                                                    71    41,406,713.81        7.74     583,193    41,430,915      5.576
2010-11-01                                                   410   236,494,372.78       44.20     576,816   236,620,993      5.700
2010-12-01                                                   429   241,220,528.66       45.09     562,286   241,228,721      5.809
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 2010-06-01
Maximum: 2010-12-01
Weighted Average: 2010-11-10

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Next Rate Adjustment Date                            Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
2010-06-01                                              5.359      2.250     10.625         54       360.0       354.0      95.00
2010-07-01                                              5.002      2.351     10.268         55       360.0       355.0      68.07
2010-08-01                                              4.927      2.360     10.193         56       360.0       356.0      57.71
2010-09-01                                              5.358      2.250     10.624         57       360.0       357.0      84.65
2010-10-01                                              5.310      2.268     10.576         58       360.0       358.0      70.45
2010-11-01                                              5.434      2.268     10.700         59       359.7       358.7      71.45
2010-12-01                                              5.543      2.276     10.811         60       360.0       360.0      70.97
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 2010-06-01
Maximum: 2010-12-01
Weighted Average: 2010-11-10



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Next Rate Adjustment Date                            Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
2010-06-01                                               0.0      100.0      100.0       0.0   783.0
2010-07-01                                              16.0       86.3      100.0      23.8   768.7
2010-08-01                                              18.3       95.0      100.0      17.7   744.6
2010-09-01                                              23.6       91.4      100.0      48.2   731.7
2010-10-01                                              12.1       87.3      100.0      67.0   739.2
2010-11-01                                              11.7       91.1      100.0      84.8   742.6
2010-12-01                                              20.4       90.9       99.8      74.6   743.8
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 2010-06-01
Maximum: 2010-12-01
Weighted Average: 2010-11-10


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 3  of  13

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     954 records

CHASE2005-A2 POOL1
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Months to Next Rate Adjustment                       Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
54 to 56                                                      14     7,391,911.11        1.38     527,994     7,396,703      5.255
57 to 59                                                     511   286,385,608.05       53.53     560,442   286,986,505      5.680
60 to 62                                                     429   241,220,528.66       45.09     562,286   241,228,721      5.809
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 54
Maximum: 60
Weighted Average: 59.3

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Months to Next Rate Adjustment                       Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
54 to 56                                                4.989      2.350     10.255         55       360.0       355.3      65.37
57 to 59                                                5.414      2.267     10.680         59       359.7       358.5      71.70
60 to 62                                                5.543      2.276     10.811         60       360.0       360.0      70.97
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 54
Maximum: 60
Weighted Average: 59.3



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Months to Next Rate Adjustment                       Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
54 to 56                                                16.2       90.1      100.0      20.5   760.4
57 to 59                                                12.1       90.6      100.0      81.1   741.8
60 to 62                                                20.4       90.9       99.8      74.6   743.8
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 54
Maximum: 60
Weighted Average: 59.3

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Original Term                                        Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
240                                                            1       598,701.41        0.11     598,701       600,000      6.000
360                                                          953   534,399,346.41       99.89     560,755   535,011,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 240
Maximum: 360
Weighted Average: 359.9

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Original Term                                        Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
240                                                     5.734      2.250     11.000         59       240.0       239.0      80.00
360                                                     5.466      2.272     10.733         59       360.0       359.3      71.28
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 240
Maximum: 360
Weighted Average: 359.9



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Original Term                                        Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
240                                                      0.0        0.0      100.0     100.0   757.0
360                                                     15.9       90.8       99.9      77.3   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 240
Maximum: 360
Weighted Average: 359.9

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Seasoning                                            Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
<= 0                                                         429   241,220,528.66       45.09     562,286   241,228,721      5.809
1 to 3                                                       511   286,385,608.05       53.53     560,442   286,986,505      5.680
4 to 6                                                        14     7,391,911.11        1.38     527,994     7,396,703      5.255
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 0
Maximum: 6
Weighted Average: 0.7

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Seasoning                                            Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
<= 0                                                    5.543      2.276     10.811         60       360.0       360.0      70.97
1 to 3                                                  5.414      2.267     10.680         59       359.7       358.5      71.70
4 to 6                                                  4.989      2.350     10.255         55       360.0       355.3      65.37
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 0
Maximum: 6
Weighted Average: 0.7



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Seasoning                                            Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
<= 0                                                    20.4       90.9       99.8      74.6   743.8
1 to 3                                                  12.1       90.6      100.0      81.1   741.8
4 to 6                                                  16.2       90.1      100.0      20.5   760.4
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 0
Maximum: 6
Weighted Average: 0.7

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
Remaining Term                                       of            Principal        Principal   Principal   Original      Current
to Stated Maturity                                   Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
229 to 240                                                     1       598,701.41        0.11     598,701       600,000      6.000
349 to 360                                                   953   534,399,346.41       99.89     560,755   535,011,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 239
Maximum: 360
Weighted Average: 359.2

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
Remaining Term                                       Net        Average    Maximum    to         Original    Remaining   Original
to Stated Maturity                                   Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
229 to 240                                              5.734      2.250     11.000         59       240.0       239.0      80.00
349 to 360                                              5.466      2.272     10.733         59       360.0       359.3      71.28
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 239
Maximum: 360
Weighted Average: 359.2



                                                     %         %          %
Remaining Term                                       Cashout   Owner      Full-ALT   Percent   FICO
to Stated Maturity                                   Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
229 to 240                                               0.0        0.0      100.0     100.0   757.0
349 to 360                                              15.9       90.8       99.9      77.3   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 239
Maximum: 360
Weighted Average: 359.2


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 4  of  13

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     954 records

CHASE2005-A2 POOL1
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
First                                                Number        Current          Current     Current     Total         Average
Payment                                              of            Principal        Principal   Principal   Original      Current
Date                                                 Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
2005-07                                                        1       313,500.00        0.06     313,500       313,500      5.625
2005-08                                                        8     4,338,733.11        0.81     542,342     4,339,205      5.268
2005-09                                                        5     2,739,678.00        0.51     547,936     2,743,998      5.193
2005-10                                                       30     8,484,521.46        1.59     282,817     8,934,597      5.624
2005-11                                                       71    41,406,713.81        7.74     583,193    41,430,915      5.576
2005-12                                                      410   236,494,372.78       44.20     576,816   236,620,993      5.700
2006-01                                                      429   241,220,528.66       45.09     562,286   241,228,721      5.809
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 2005-07-01
Maximum: 2006-01-01
Weighted Average: 2005-12-10

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
First                                                Average    Weighted   Average    Months     Stated      Stated      Average
Payment                                              Net        Average    Maximum    to         Original    Remaining   Original
Date                                                 Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
2005-07                                                 5.359      2.250     10.625         54       360.0       354.0      95.00
2005-08                                                 5.002      2.351     10.268         55       360.0       355.0      68.07
2005-09                                                 4.927      2.360     10.193         56       360.0       356.0      57.71
2005-10                                                 5.358      2.250     10.624         57       360.0       357.0      84.65
2005-11                                                 5.310      2.268     10.576         58       360.0       358.0      70.45
2005-12                                                 5.434      2.268     10.700         59       359.7       358.7      71.45
2006-01                                                 5.543      2.276     10.811         60       360.0       360.0      70.97
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 2005-07-01
Maximum: 2006-01-01
Weighted Average: 2005-12-10



First                                                %         %          %
Payment                                              Cashout   Owner      Full-ALT   Percent   FICO
Date                                                 Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
2005-07                                                  0.0      100.0      100.0       0.0   783.0
2005-08                                                 16.0       86.3      100.0      23.8   768.7
2005-09                                                 18.3       95.0      100.0      17.7   744.6
2005-10                                                 23.6       91.4      100.0      48.2   731.7
2005-11                                                 12.1       87.3      100.0      67.0   739.2
2005-12                                                 11.7       91.1      100.0      84.8   742.6
2006-01                                                 20.4       90.9       99.8      74.6   743.8
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 2005-07-01
Maximum: 2006-01-01
Weighted Average: 2005-12-10

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
Maturity                                             of            Principal        Principal   Principal   Original      Current
Date                                                 Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
2025-11                                                        1       598,701.41        0.11     598,701       600,000      6.000
2035-06                                                        1       313,500.00        0.06     313,500       313,500      5.625
2035-07                                                        8     4,338,733.11        0.81     542,342     4,339,205      5.268
2035-08                                                        5     2,739,678.00        0.51     547,936     2,743,998      5.193
2035-09                                                       30     8,484,521.46        1.59     282,817     8,934,597      5.624
2035-10                                                       71    41,406,713.81        7.74     583,193    41,430,915      5.576
2035-11                                                      409   235,895,671.37       44.09     576,762   236,020,993      5.699
2035-12                                                      429   241,220,528.66       45.09     562,286   241,228,721      5.809
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 2025-11-01
Maximum: 2035-12-01
Weighted Average: 2035-11-06

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
Maturity                                             Net        Average    Maximum    to         Original    Remaining   Original
Date                                                 Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
2025-11                                                 5.734      2.250     11.000         59       240.0       239.0      80.00
2035-06                                                 5.359      2.250     10.625         54       360.0       354.0      95.00
2035-07                                                 5.002      2.351     10.268         55       360.0       355.0      68.07
2035-08                                                 4.927      2.360     10.193         56       360.0       356.0      57.71
2035-09                                                 5.358      2.250     10.624         57       360.0       357.0      84.65
2035-10                                                 5.310      2.268     10.576         58       360.0       358.0      70.45
2035-11                                                 5.433      2.268     10.699         59       360.0       359.0      71.43
2035-12                                                 5.543      2.276     10.811         60       360.0       360.0      70.97
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 2025-11-01
Maximum: 2035-12-01
Weighted Average: 2035-11-06



                                                     %         %          %
Maturity                                             Cashout   Owner      Full-ALT   Percent   FICO
Date                                                 Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
2025-11                                                  0.0        0.0      100.0     100.0   757.0
2035-06                                                  0.0      100.0      100.0       0.0   783.0
2035-07                                                 16.0       86.3      100.0      23.8   768.7
2035-08                                                 18.3       95.0      100.0      17.7   744.6
2035-09                                                 23.6       91.4      100.0      48.2   731.7
2035-10                                                 12.1       87.3      100.0      67.0   739.2
2035-11                                                 11.8       91.4      100.0      84.8   742.6
2035-12                                                 20.4       90.9       99.8      74.6   743.8
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 2025-11-01
Maximum: 2035-12-01
Weighted Average: 2035-11-06


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 5  of  13

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     954 records

CHASE2005-A2 POOL1
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Original Rates (%)                                   Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
4.301 to 4.400                                                 1       898,978.00        0.17     898,978       898,978      4.375
4.401 to 4.500                                                 1       857,369.49        0.16     857,369       858,500      4.500
4.601 to 4.700                                                 2     1,499,124.68        0.28     749,562     1,500,000      4.625
4.701 to 4.800                                                 3     1,997,370.92        0.37     665,790     1,998,000      4.750
4.801 to 4.900                                                 8     5,502,024.12        1.03     687,753     5,506,593      4.875
4.901 to 5.000                                                12     8,692,290.76        1.62     724,358     8,695,800      5.000
5.101 to 5.200                                                28    17,185,189.83        3.21     613,757    17,642,895      5.125
5.201 to 5.300                                                39    25,345,086.76        4.74     649,874    25,350,920      5.250
5.301 to 5.400                                                66    39,113,010.84        7.31     592,621    39,132,391      5.375
5.401 to 5.500                                                85    45,407,980.66        8.49     534,212    45,425,486      5.500
5.601 to 5.700                                               122    76,409,393.19       14.28     626,307    76,431,899      5.625
5.701 to 5.800                                               148    85,130,404.99       15.91     575,205    85,145,501      5.750
5.801 to 5.900                                               178    91,091,163.48       17.03     511,748    91,147,977      5.875
5.901 to 6.000                                                99    54,820,528.84       10.25     553,743    54,827,467      6.000
6.101 to 6.200                                                66    34,720,827.95        6.49     526,073    34,720,828      6.125
6.201 to 6.300                                                44    20,485,176.41        3.83     465,572    20,485,650      6.250
6.301 to 6.400                                                27    14,015,821.14        2.62     519,104    14,016,694      6.375
6.401 to 6.500                                                17     8,040,705.76        1.50     472,983     8,040,750      6.500
6.601 to 6.700                                                 4     1,785,600.00        0.33     446,400     1,785,600      6.625
6.701 to 6.800                                                 2       960,000.00        0.18     480,000       960,000      6.750
6.801 to 6.900                                                 2     1,040,000.00        0.19     520,000     1,040,000      6.875
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 4.3750
Maximum: 6.8750
Weighted Average: 5.7317

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Original Rates (%)                                   Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
4.301 to 4.400                                          4.109      2.250      9.375         60       360.0       360.0      40.39
4.401 to 4.500                                          4.234      2.250      9.500         59       360.0       359.0      63.19
4.601 to 4.700                                          4.359      2.250      9.625         60       360.0       359.5      70.85
4.701 to 4.800                                          4.484      2.250      9.750         59       360.0       359.2      64.57
4.801 to 4.900                                          4.609      2.318      9.875         59       360.0       358.8      71.27
4.901 to 5.000                                          4.734      2.319     10.000         59       360.0       358.6      60.84
5.101 to 5.200                                          4.859      2.279     10.125         59       360.0       358.9      69.58
5.201 to 5.300                                          4.984      2.294     10.250         59       360.0       359.0      64.97
5.301 to 5.400                                          5.109      2.270     10.375         59       360.0       358.9      70.38
5.401 to 5.500                                          5.234      2.257     10.500         59       360.0       359.0      70.26
5.601 to 5.700                                          5.359      2.292     10.625         59       360.0       359.2      68.71
5.701 to 5.800                                          5.484      2.264     10.750         59       360.0       359.4      71.62
5.801 to 5.900                                          5.609      2.262     10.881         59       360.0       359.4      74.05
5.901 to 6.000                                          5.734      2.271     11.000         60       358.7       358.2      71.36
6.101 to 6.200                                          5.859      2.280     11.125         60       360.0       359.5      72.93
6.201 to 6.300                                          5.984      2.250     11.250         60       360.0       359.6      76.57
6.301 to 6.400                                          6.109      2.286     11.375         60       360.0       359.6      77.25
6.401 to 6.500                                          6.234      2.250     11.500         59       360.0       359.5      77.29
6.601 to 6.700                                          6.359      2.250     11.625         59       360.0       359.4      76.16
6.701 to 6.800                                          6.484      2.250     11.750         60       360.0       359.6      80.00
6.801 to 6.900                                          6.609      2.250     11.875         60       360.0       359.6      80.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 4.3750
Maximum: 6.8750
Weighted Average: 5.7317



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Original Rates (%)                                   Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
4.301 to 4.400                                           0.0      100.0      100.0     100.0   771.0
4.401 to 4.500                                           0.0      100.0      100.0     100.0   797.0
4.601 to 4.700                                           0.0      100.0      100.0     100.0   706.9
4.701 to 4.800                                           0.0       45.2      100.0     100.0   749.4
4.801 to 4.900                                           9.1      100.0      100.0      38.8   753.1
4.901 to 5.000                                           6.5       93.1      100.0      65.5   750.4
5.101 to 5.200                                          13.4       86.8      100.0      70.7   734.0
5.201 to 5.300                                          19.0       81.0      100.0      69.2   742.2
5.301 to 5.400                                          12.8       87.0      100.0      81.3   740.1
5.401 to 5.500                                          23.3       86.2      100.0      79.2   741.0
5.601 to 5.700                                          14.1       94.0      100.0      84.6   739.6
5.701 to 5.800                                          14.9       83.0      100.0      77.6   743.8
5.801 to 5.900                                          16.9       94.5       99.5      79.8   744.2
5.901 to 6.000                                          14.3       96.4      100.0      78.1   745.9
6.101 to 6.200                                          23.8       91.6      100.0      68.3   749.8
6.201 to 6.300                                          17.2       98.2      100.0      71.6   740.1
6.301 to 6.400                                          14.9       97.9      100.0      61.3   737.2
6.401 to 6.500                                           9.1      100.0      100.0      79.9   748.6
6.601 to 6.700                                          10.8      100.0      100.0     100.0   734.7
6.701 to 6.800                                           0.0      100.0      100.0     100.0   738.9
6.801 to 6.900                                           0.0      100.0      100.0     100.0   754.2
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 4.3750
Maximum: 6.8750
Weighted Average: 5.7317


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 6  of  13

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     954 records

CHASE2005-A2 POOL1
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Current Rates (%)                                    Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
4.301 to 4.400                                                 1       898,978.00        0.17     898,978       898,978      4.375
4.401 to 4.500                                                 1       857,369.49        0.16     857,369       858,500      4.500
4.601 to 4.700                                                 2     1,499,124.68        0.28     749,562     1,500,000      4.625
4.701 to 4.800                                                 3     1,997,370.92        0.37     665,790     1,998,000      4.750
4.801 to 4.900                                                 8     5,502,024.12        1.03     687,753     5,506,593      4.875
4.901 to 5.000                                                12     8,692,290.76        1.62     724,358     8,695,800      5.000
5.101 to 5.200                                                28    17,185,189.83        3.21     613,757    17,642,895      5.125
5.201 to 5.300                                                39    25,345,086.76        4.74     649,874    25,350,920      5.250
5.301 to 5.400                                                66    39,113,010.84        7.31     592,621    39,132,391      5.375
5.401 to 5.500                                                85    45,407,980.66        8.49     534,212    45,425,486      5.500
5.601 to 5.700                                               122    76,409,393.19       14.28     626,307    76,431,899      5.625
5.701 to 5.800                                               148    85,130,404.99       15.91     575,205    85,145,501      5.750
5.801 to 5.900                                               178    91,091,163.48       17.03     511,748    91,147,977      5.875
5.901 to 6.000                                                99    54,820,528.84       10.25     553,743    54,827,467      6.000
6.101 to 6.200                                                66    34,720,827.95        6.49     526,073    34,720,828      6.125
6.201 to 6.300                                                44    20,485,176.41        3.83     465,572    20,485,650      6.250
6.301 to 6.400                                                27    14,015,821.14        2.62     519,104    14,016,694      6.375
6.401 to 6.500                                                17     8,040,705.76        1.50     472,983     8,040,750      6.500
6.601 to 6.700                                                 4     1,785,600.00        0.33     446,400     1,785,600      6.625
6.701 to 6.800                                                 2       960,000.00        0.18     480,000       960,000      6.750
6.801 to 6.900                                                 2     1,040,000.00        0.19     520,000     1,040,000      6.875
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 4.3750
Maximum: 6.8750
Weighted Average: 5.7323

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Current Rates (%)                                    Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
4.301 to 4.400                                          4.109      2.250      9.375         60       360.0       360.0      40.39
4.401 to 4.500                                          4.234      2.250      9.500         59       360.0       359.0      63.19
4.601 to 4.700                                          4.359      2.250      9.625         60       360.0       359.5      70.85
4.701 to 4.800                                          4.484      2.250      9.750         59       360.0       359.2      64.57
4.801 to 4.900                                          4.609      2.318      9.875         59       360.0       358.8      71.27
4.901 to 5.000                                          4.734      2.319     10.000         59       360.0       358.6      60.84
5.101 to 5.200                                          4.859      2.279     10.125         59       360.0       358.9      69.58
5.201 to 5.300                                          4.984      2.294     10.250         59       360.0       359.0      64.97
5.301 to 5.400                                          5.109      2.270     10.375         59       360.0       358.9      70.38
5.401 to 5.500                                          5.234      2.257     10.500         59       360.0       359.0      70.26
5.601 to 5.700                                          5.359      2.292     10.625         59       360.0       359.2      68.71
5.701 to 5.800                                          5.484      2.264     10.750         59       360.0       359.4      71.62
5.801 to 5.900                                          5.609      2.262     10.881         59       360.0       359.4      74.05
5.901 to 6.000                                          5.734      2.271     11.000         60       358.7       358.2      71.36
6.101 to 6.200                                          5.859      2.280     11.125         60       360.0       359.5      72.93
6.201 to 6.300                                          5.984      2.250     11.250         60       360.0       359.6      76.57
6.301 to 6.400                                          6.109      2.286     11.375         60       360.0       359.6      77.25
6.401 to 6.500                                          6.234      2.250     11.500         59       360.0       359.5      77.29
6.601 to 6.700                                          6.359      2.250     11.625         59       360.0       359.4      76.16
6.701 to 6.800                                          6.484      2.250     11.750         60       360.0       359.6      80.00
6.801 to 6.900                                          6.609      2.250     11.875         60       360.0       359.6      80.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 4.3750
Maximum: 6.8750
Weighted Average: 5.7323



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Current Rates (%)                                    Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
4.301 to 4.400                                           0.0      100.0      100.0     100.0   771.0
4.401 to 4.500                                           0.0      100.0      100.0     100.0   797.0
4.601 to 4.700                                           0.0      100.0      100.0     100.0   706.9
4.701 to 4.800                                           0.0       45.2      100.0     100.0   749.4
4.801 to 4.900                                           9.1      100.0      100.0      38.8   753.1
4.901 to 5.000                                           6.5       93.1      100.0      65.5   750.4
5.101 to 5.200                                          13.4       86.8      100.0      70.7   734.0
5.201 to 5.300                                          19.0       81.0      100.0      69.2   742.2
5.301 to 5.400                                          12.8       87.0      100.0      81.3   740.1
5.401 to 5.500                                          23.3       86.2      100.0      79.2   741.0
5.601 to 5.700                                          14.1       94.0      100.0      84.6   739.6
5.701 to 5.800                                          14.9       83.0      100.0      77.6   743.8
5.801 to 5.900                                          16.9       94.5       99.5      79.8   744.2
5.901 to 6.000                                          14.3       96.4      100.0      78.1   745.9
6.101 to 6.200                                          23.8       91.6      100.0      68.3   749.8
6.201 to 6.300                                          17.2       98.2      100.0      71.6   740.1
6.301 to 6.400                                          14.9       97.9      100.0      61.3   737.2
6.401 to 6.500                                           9.1      100.0      100.0      79.9   748.6
6.601 to 6.700                                          10.8      100.0      100.0     100.0   734.7
6.701 to 6.800                                           0.0      100.0      100.0     100.0   738.9
6.801 to 6.900                                           0.0      100.0      100.0     100.0   754.2
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 4.3750
Maximum: 6.8750
Weighted Average: 5.7323


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 7  of  13

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     954 records

CHASE2005-A2 POOL1
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Net Rates (%)                                        Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
4.101 to 4.200                                                 1       898,978.00        0.17     898,978       898,978      4.375
4.201 to 4.300                                                 1       857,369.49        0.16     857,369       858,500      4.500
4.301 to 4.400                                                 2     1,499,124.68        0.28     749,562     1,500,000      4.625
4.401 to 4.500                                                 3     1,997,370.92        0.37     665,790     1,998,000      4.750
4.601 to 4.700                                                 8     5,502,024.12        1.03     687,753     5,506,593      4.875
4.701 to 4.800                                                12     8,692,290.76        1.62     724,358     8,695,800      5.000
4.801 to 4.900                                                28    17,185,189.83        3.21     613,757    17,642,895      5.125
4.901 to 5.000                                                39    25,345,086.76        4.74     649,874    25,350,920      5.250
5.101 to 5.200                                                66    39,113,010.84        7.31     592,621    39,132,391      5.375
5.201 to 5.300                                                85    45,407,980.66        8.49     534,212    45,425,486      5.500
5.301 to 5.400                                               122    76,409,393.19       14.28     626,307    76,431,899      5.625
5.401 to 5.500                                               148    85,130,404.99       15.91     575,205    85,145,501      5.750
5.601 to 5.700                                               178    91,091,163.48       17.03     511,748    91,147,977      5.875
5.701 to 5.800                                                99    54,820,528.84       10.25     553,743    54,827,467      6.000
5.801 to 5.900                                                66    34,720,827.95        6.49     526,073    34,720,828      6.125
5.901 to 6.000                                                44    20,485,176.41        3.83     465,572    20,485,650      6.250
6.101 to 6.200                                                27    14,015,821.14        2.62     519,104    14,016,694      6.375
6.201 to 6.300                                                17     8,040,705.76        1.50     472,983     8,040,750      6.500
6.301 to 6.400                                                 4     1,785,600.00        0.33     446,400     1,785,600      6.625
6.401 to 6.500                                                 2       960,000.00        0.18     480,000       960,000      6.750
6.601 to 6.700                                                 2     1,040,000.00        0.19     520,000     1,040,000      6.875
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 4.1090
Maximum: 6.6090
Weighted Average: 5.4663

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Net Rates (%)                                        Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
4.101 to 4.200                                          4.109      2.250      9.375         60       360.0       360.0      40.39
4.201 to 4.300                                          4.234      2.250      9.500         59       360.0       359.0      63.19
4.301 to 4.400                                          4.359      2.250      9.625         60       360.0       359.5      70.85
4.401 to 4.500                                          4.484      2.250      9.750         59       360.0       359.2      64.57
4.601 to 4.700                                          4.609      2.318      9.875         59       360.0       358.8      71.27
4.701 to 4.800                                          4.734      2.319     10.000         59       360.0       358.6      60.84
4.801 to 4.900                                          4.859      2.279     10.125         59       360.0       358.9      69.58
4.901 to 5.000                                          4.984      2.294     10.250         59       360.0       359.0      64.97
5.101 to 5.200                                          5.109      2.270     10.375         59       360.0       358.9      70.38
5.201 to 5.300                                          5.234      2.257     10.500         59       360.0       359.0      70.26
5.301 to 5.400                                          5.359      2.292     10.625         59       360.0       359.2      68.71
5.401 to 5.500                                          5.484      2.264     10.750         59       360.0       359.4      71.62
5.601 to 5.700                                          5.609      2.262     10.881         59       360.0       359.4      74.05
5.701 to 5.800                                          5.734      2.271     11.000         60       358.7       358.2      71.36
5.801 to 5.900                                          5.859      2.280     11.125         60       360.0       359.5      72.93
5.901 to 6.000                                          5.984      2.250     11.250         60       360.0       359.6      76.57
6.101 to 6.200                                          6.109      2.286     11.375         60       360.0       359.6      77.25
6.201 to 6.300                                          6.234      2.250     11.500         59       360.0       359.5      77.29
6.301 to 6.400                                          6.359      2.250     11.625         59       360.0       359.4      76.16
6.401 to 6.500                                          6.484      2.250     11.750         60       360.0       359.6      80.00
6.601 to 6.700                                          6.609      2.250     11.875         60       360.0       359.6      80.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 4.1090
Maximum: 6.6090
Weighted Average: 5.4663



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Net Rates (%)                                        Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
4.101 to 4.200                                           0.0      100.0      100.0     100.0   771.0
4.201 to 4.300                                           0.0      100.0      100.0     100.0   797.0
4.301 to 4.400                                           0.0      100.0      100.0     100.0   706.9
4.401 to 4.500                                           0.0       45.2      100.0     100.0   749.4
4.601 to 4.700                                           9.1      100.0      100.0      38.8   753.1
4.701 to 4.800                                           6.5       93.1      100.0      65.5   750.4
4.801 to 4.900                                          13.4       86.8      100.0      70.7   734.0
4.901 to 5.000                                          19.0       81.0      100.0      69.2   742.2
5.101 to 5.200                                          12.8       87.0      100.0      81.3   740.1
5.201 to 5.300                                          23.3       86.2      100.0      79.2   741.0
5.301 to 5.400                                          14.1       94.0      100.0      84.6   739.6
5.401 to 5.500                                          14.9       83.0      100.0      77.6   743.8
5.601 to 5.700                                          16.9       94.5       99.5      79.8   744.2
5.701 to 5.800                                          14.3       96.4      100.0      78.1   745.9
5.801 to 5.900                                          23.8       91.6      100.0      68.3   749.8
5.901 to 6.000                                          17.2       98.2      100.0      71.6   740.1
6.101 to 6.200                                          14.9       97.9      100.0      61.3   737.2
6.201 to 6.300                                           9.1      100.0      100.0      79.9   748.6
6.301 to 6.400                                          10.8      100.0      100.0     100.0   734.7
6.401 to 6.500                                           0.0      100.0      100.0     100.0   738.9
6.601 to 6.700                                           0.0      100.0      100.0     100.0   754.2
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 4.1090
Maximum: 6.6090
Weighted Average: 5.4663

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Conforming Balance                                   Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Jumbo                                                        865   514,338,979.89       96.14     594,612   514,952,157      5.729
Conforming                                                    89    20,659,067.93        3.86     232,124    20,659,772      5.819
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Conforming Balance                                   Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Jumbo                                                   5.463      2.273     10.729         59       359.9       359.2      70.72
Conforming                                              5.553      2.250     10.844         59       360.0       358.6      85.37
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Conforming Balance                                   Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
Jumbo                                                   14.3       90.7       99.9      77.7   743.8
Conforming                                              55.5       91.0      100.0      67.9   723.0
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 8  of  13

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     954 records

CHASE2005-A2 POOL1
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Original Principal Balance ($)                       Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
1 to 100,000                                                   1        85,500.00        0.02      85,500        85,500      5.875
100,001 to 200,000                                            35     5,673,209.42        1.06     162,092     5,673,280      5.852
200,001 to 300,000                                            37     9,344,593.54        1.75     252,557     9,345,227      5.852
300,001 to 400,000                                           137    51,451,819.57        9.62     375,561    51,459,839      5.806
400,001 to 500,000                                           289   130,183,118.48       24.33     450,461   130,263,396      5.797
500,001 to 600,000                                           182    99,493,149.32       18.60     546,666    99,506,026      5.783
600,001 to 700,000                                           117    75,120,766.55       14.04     642,058    75,133,172      5.720
700,001 to 800,000                                            28    20,856,673.80        3.90     744,881    20,864,066      5.585
800,001 to 900,000                                            32    27,206,182.10        5.09     850,193    27,211,788      5.534
900,001 to 1,000,000                                          39    37,493,387.68        7.01     961,369    37,965,280      5.675
1,000,001 to 1,100,000                                        26    28,011,760.59        5.24   1,077,375    28,017,950      5.618
1,100,001 to 1,200,000                                         5     5,952,686.53        1.11   1,190,537     5,954,000      5.546
1,200,001 to 1,300,000                                         3     3,753,870.00        0.70   1,251,290     3,753,870      5.424
1,300,001 to 1,400,000                                         1     1,400,000.00        0.26   1,400,000     1,400,000      5.875
1,400,001 to 1,500,000                                        10    14,929,700.17        2.79   1,492,970    14,935,000      5.575
1,500,001 to 1,600,000                                         2     3,200,000.00        0.60   1,600,000     3,200,000      5.875
1,600,001 to 1,700,000                                         2     3,385,595.07        0.63   1,692,798     3,387,500      5.624
1,700,001 to 1,800,000                                         2     3,488,750.00        0.65   1,744,375     3,488,750      5.499
1,900,001 to 2,000,000                                         3     6,000,000.00        1.12   2,000,000     6,000,000      5.708
2,400,001 to 2,500,000                                         2     4,967,285.00        0.93   2,483,643     4,967,285      5.687
2,900,001 to 3,000,000                                         1     3,000,000.00        0.56   3,000,000     3,000,000      6.125
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 85,500.00
Maximum: 3,000,000.00
Average: 561,438.08
Total: 535,611,929.00

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Original Principal Balance ($)                       Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
1 to 100,000                                            5.609      2.250     16.875         60       360.0       360.0      95.00
100,001 to 200,000                                      5.586      2.250     10.852         59       360.0       358.5      87.05
200,001 to 300,000                                      5.586      2.250     10.852         59       360.0       358.6      84.37
300,001 to 400,000                                      5.540      2.250     10.806         59       360.0       359.2      76.73
400,001 to 500,000                                      5.531      2.250     10.797         59       360.0       359.3      75.14
500,001 to 600,000                                      5.517      2.250     10.783         59       359.3       358.7      76.18
600,001 to 700,000                                      5.454      2.250     10.720         59       360.0       359.4      72.99
700,001 to 800,000                                      5.319      2.250     10.585         59       360.0       359.3      63.67
800,001 to 900,000                                      5.268      2.250     10.534         59       360.0       359.4      63.22
900,001 to 1,000,000                                    5.409      2.250     10.675         59       360.0       359.1      62.47
1,000,001 to 1,100,000                                  5.352      2.250     10.618         59       360.0       359.3      64.22
1,100,001 to 1,200,000                                  5.280      2.500     10.546         60       360.0       359.8      55.45
1,200,001 to 1,300,000                                  5.158      2.500     10.424         59       360.0       358.7      49.08
1,300,001 to 1,400,000                                  5.609      2.500     10.875         60       360.0       360.0      50.45
1,400,001 to 1,500,000                                  5.309      2.500     10.575         59       360.0       359.4      58.46
1,500,001 to 1,600,000                                  5.609      2.500     10.875         60       360.0       360.0      52.47
1,600,001 to 1,700,000                                  5.358      2.500     10.624         59       360.0       359.0      65.81
1,700,001 to 1,800,000                                  5.233      2.500     10.499         57       360.0       357.5      57.47
1,900,001 to 2,000,000                                  5.442      2.500     10.708         59       360.0       359.3      62.64
2,400,001 to 2,500,000                                  5.421      2.376     10.687         59       360.0       359.0      52.58
2,900,001 to 3,000,000                                  5.859      2.500     11.125         59       360.0       359.0      60.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 85,500.00
Maximum: 3,000,000.00
Average: 561,438.08
Total: 535,611,929.00



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Original Principal Balance ($)                       Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
1 to 100,000                                             0.0      100.0      100.0       0.0   763.0
100,001 to 200,000                                      55.9       95.0      100.0      66.2   722.5
200,001 to 300,000                                      60.6       88.6      100.0      65.9   723.7
300,001 to 400,000                                      17.7       91.8      100.0      67.9   743.4
400,001 to 500,000                                      15.1       94.5       99.7      73.8   742.1
500,001 to 600,000                                       7.3       89.4      100.0      79.5   745.3
600,001 to 700,000                                      12.9       92.4      100.0      82.2   742.9
700,001 to 800,000                                      42.4       92.8      100.0      82.0   740.1
800,001 to 900,000                                      12.4       93.8      100.0      84.2   746.6
900,001 to 1,000,000                                    13.2       81.7      100.0      81.9   737.8
1,000,001 to 1,100,000                                   7.8       76.8      100.0      92.1   744.7
1,100,001 to 1,200,000                                  39.6       79.8      100.0      39.6   750.5
1,200,001 to 1,300,000                                   0.0      100.0      100.0      67.8   729.7
1,300,001 to 1,400,000                                 100.0      100.0      100.0     100.0   766.0
1,400,001 to 1,500,000                                  20.1       79.9      100.0      79.9   742.5
1,500,001 to 1,600,000                                  50.0      100.0      100.0     100.0   803.0
1,600,001 to 1,700,000                                   0.0      100.0      100.0     100.0   722.0
1,700,001 to 1,800,000                                   0.0      100.0      100.0      49.8   770.5
1,900,001 to 2,000,000                                   0.0      100.0      100.0      66.7   743.3
2,400,001 to 2,500,000                                   0.0      100.0      100.0     100.0   680.0
2,900,001 to 3,000,000                                 100.0      100.0      100.0       0.0   799.0
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 85,500.00
Maximum: 3,000,000.00
Average: 561,438.08
Total: 535,611,929.00


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 9  of  13

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     954 records

CHASE2005-A2 POOL1
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Current Principal Balance ($)                        Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
0.01 to 100,000.00                                             1        85,500.00        0.02      85,500        85,500      5.875
100,000.01 to 200,000.00                                      35     5,673,209.42        1.06     162,092     5,673,280      5.852
200,000.01 to 300,000.00                                      37     9,344,593.54        1.75     252,557     9,345,227      5.852
300,000.01 to 400,000.00                                     138    51,845,019.57        9.69     375,689    51,903,039      5.806
400,000.01 to 500,000.00                                     288   129,789,918.48       24.26     450,659   129,820,196      5.797
500,000.01 to 600,000.00                                     183    99,998,649.32       18.69     546,441   100,461,526      5.780
600,000.01 to 700,000.00                                     117    75,120,766.55       14.04     642,058    75,133,172      5.720
700,000.01 to 800,000.00                                      28    20,856,673.80        3.90     744,881    20,864,066      5.585
800,000.01 to 900,000.00                                      32    27,206,182.10        5.09     850,193    27,211,788      5.534
900,000.01 to 1,000,000.00                                    38    36,987,887.68        6.91     973,365    37,009,780      5.683
1,000,000.01 to 1,100,000.00                                  26    28,011,760.59        5.24   1,077,375    28,017,950      5.618
1,100,000.01 to 1,200,000.00                                   5     5,952,686.53        1.11   1,190,537     5,954,000      5.546
1,200,000.01 to 1,300,000.00                                   3     3,753,870.00        0.70   1,251,290     3,753,870      5.424
1,300,000.01 to 1,400,000.00                                   1     1,400,000.00        0.26   1,400,000     1,400,000      5.875
1,400,000.01 to 1,500,000.00                                  10    14,929,700.17        2.79   1,492,970    14,935,000      5.575
1,500,000.01 to 1,600,000.00                                   2     3,200,000.00        0.60   1,600,000     3,200,000      5.875
1,600,000.01 to 1,700,000.00                                   2     3,385,595.07        0.63   1,692,798     3,387,500      5.624
1,700,000.01 to 1,800,000.00                                   2     3,488,750.00        0.65   1,744,375     3,488,750      5.499
1,900,000.01 to 2,000,000.00                                   3     6,000,000.00        1.12   2,000,000     6,000,000      5.708
2,400,000.01 to 2,500,000.00                                   2     4,967,285.00        0.93   2,483,643     4,967,285      5.687
2,900,000.01 to 3,000,000.00                                   1     3,000,000.00        0.56   3,000,000     3,000,000      6.125
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 85,500.00
Maximum: 3,000,000.00
Average: 560,794.60

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Current Principal Balance ($)                        Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
0.01 to 100,000.00                                      5.609      2.250     16.875         60       360.0       360.0      95.00
100,000.01 to 200,000.00                                5.586      2.250     10.852         59       360.0       358.5      87.05
200,000.01 to 300,000.00                                5.586      2.250     10.852         59       360.0       358.6      84.37
300,000.01 to 400,000.00                                5.540      2.250     10.806         59       360.0       359.2      76.76
400,000.01 to 500,000.00                                5.531      2.250     10.797         59       360.0       359.3      75.12
500,000.01 to 600,000.00                                5.514      2.250     10.780         59       359.3       358.6      76.15
600,000.01 to 700,000.00                                5.454      2.250     10.720         59       360.0       359.4      72.99
700,000.01 to 800,000.00                                5.319      2.250     10.585         59       360.0       359.3      63.67
800,000.01 to 900,000.00                                5.268      2.250     10.534         59       360.0       359.4      63.22
900,000.01 to 1,000,000.00                              5.417      2.250     10.683         59       360.0       359.1      62.36
1,000,000.01 to 1,100,000.00                            5.352      2.250     10.618         59       360.0       359.3      64.22
1,100,000.01 to 1,200,000.00                            5.280      2.500     10.546         60       360.0       359.8      55.45
1,200,000.01 to 1,300,000.00                            5.158      2.500     10.424         59       360.0       358.7      49.08
1,300,000.01 to 1,400,000.00                            5.609      2.500     10.875         60       360.0       360.0      50.45
1,400,000.01 to 1,500,000.00                            5.309      2.500     10.575         59       360.0       359.4      58.46
1,500,000.01 to 1,600,000.00                            5.609      2.500     10.875         60       360.0       360.0      52.47
1,600,000.01 to 1,700,000.00                            5.358      2.500     10.624         59       360.0       359.0      65.81
1,700,000.01 to 1,800,000.00                            5.233      2.500     10.499         57       360.0       357.5      57.47
1,900,000.01 to 2,000,000.00                            5.442      2.500     10.708         59       360.0       359.3      62.64
2,400,000.01 to 2,500,000.00                            5.421      2.376     10.687         59       360.0       359.0      52.58
2,900,000.01 to 3,000,000.00                            5.859      2.500     11.125         59       360.0       359.0      60.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 85,500.00
Maximum: 3,000,000.00
Average: 560,794.60



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Current Principal Balance ($)                        Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
0.01 to 100,000.00                                       0.0      100.0      100.0       0.0   763.0
100,000.01 to 200,000.00                                55.9       95.0      100.0      66.2   722.5
200,000.01 to 300,000.00                                60.6       88.6      100.0      65.9   723.7
300,000.01 to 400,000.00                                17.6       91.9      100.0      68.1   743.9
400,000.01 to 500,000.00                                15.1       94.5       99.7      73.8   741.9
500,000.01 to 600,000.00                                 7.3       89.4      100.0      79.6   745.6
600,000.01 to 700,000.00                                12.9       92.4      100.0      82.2   742.9
700,000.01 to 800,000.00                                42.4       92.8      100.0      82.0   740.1
800,000.01 to 900,000.00                                12.4       93.8      100.0      84.2   746.6
900,000.01 to 1,000,000.00                              13.3       81.5      100.0      81.7   737.0
1,000,000.01 to 1,100,000.00                             7.8       76.8      100.0      92.1   744.7
1,100,000.01 to 1,200,000.00                            39.6       79.8      100.0      39.6   750.5
1,200,000.01 to 1,300,000.00                             0.0      100.0      100.0      67.8   729.7
1,300,000.01 to 1,400,000.00                           100.0      100.0      100.0     100.0   766.0
1,400,000.01 to 1,500,000.00                            20.1       79.9      100.0      79.9   742.5
1,500,000.01 to 1,600,000.00                            50.0      100.0      100.0     100.0   803.0
1,600,000.01 to 1,700,000.00                             0.0      100.0      100.0     100.0   722.0
1,700,000.01 to 1,800,000.00                             0.0      100.0      100.0      49.8   770.5
1,900,000.01 to 2,000,000.00                             0.0      100.0      100.0      66.7   743.3
2,400,000.01 to 2,500,000.00                             0.0      100.0      100.0     100.0   680.0
2,900,000.01 to 3,000,000.00                           100.0      100.0      100.0       0.0   799.0
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 85,500.00
Maximum: 3,000,000.00
Average: 560,794.60

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
Original                                             of            Principal        Principal   Principal   Original      Current
Loan-to-Value Ratio (%)                              Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
20.01 to 25.00                                                 6     3,849,609.99        0.72     641,602     3,849,610      5.668
25.01 to 30.00                                                 3     1,960,351.08        0.37     653,450     1,963,000      5.283
30.01 to 35.00                                                 1       371,000.00        0.07     371,000       371,000      5.250
35.01 to 40.00                                                12     9,683,190.98        1.81     806,933     9,690,000      5.588
40.01 to 45.00                                                19    14,626,661.08        2.73     769,824    14,627,332      5.576
45.01 to 50.00                                                14    11,209,325.96        2.10     800,666    11,210,500      5.515
50.01 to 55.00                                                24    19,683,713.64        3.68     820,155    19,689,499      5.748
55.01 to 60.00                                                41    39,846,129.41        7.45     971,857    39,864,470      5.621
60.01 to 65.00                                                42    32,200,427.35        6.02     766,677    32,212,935      5.629
65.01 to 70.00                                                99    67,848,730.31       12.68     685,341    68,312,372      5.650
70.01 to 75.00                                                99    62,965,246.11       11.77     636,013    62,983,881      5.791
75.01 to 80.00                                               537   254,746,567.67       47.62     474,388   254,828,008      5.795
80.01 to 85.00                                                 3       910,750.00        0.17     303,583       910,750      5.804
85.01 to 90.00                                                16     6,297,806.98        1.18     393,613     6,299,850      5.702
90.01 to 95.00                                                38     8,798,537.26        1.64     231,540     8,798,722      5.823
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 21.01
Maximum: 95.00
Weighted Average by Original Balance: 71.28
Weighted Average by Current Balance: 71.29

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
Original                                             Net        Average    Maximum    to         Original    Remaining   Original
Loan-to-Value Ratio (%)                              Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
20.01 to 25.00                                          5.402      2.250     10.668         59       360.0       359.2      22.72
25.01 to 30.00                                          5.017      2.250     10.283         59       360.0       358.7      28.82
30.01 to 35.00                                          4.984      2.250     10.250         59       360.0       359.0      31.68
35.01 to 40.00                                          5.322      2.351     10.588         59       360.0       359.3      37.78
40.01 to 45.00                                          5.310      2.313     10.576         59       360.0       359.3      42.31
45.01 to 50.00                                          5.249      2.322     10.515         59       360.0       358.9      48.88
50.01 to 55.00                                          5.482      2.327     10.748         59       360.0       359.3      52.32
55.01 to 60.00                                          5.355      2.356     10.621         59       360.0       359.4      58.22
60.01 to 65.00                                          5.363      2.296     10.629         59       360.0       359.2      63.12
65.01 to 70.00                                          5.384      2.250     10.650         59       360.0       359.3      68.88
70.01 to 75.00                                          5.525      2.277     10.791         59       360.0       359.4      73.55
75.01 to 80.00                                          5.529      2.251     10.795         59       359.7       359.0      79.64
80.01 to 85.00                                          5.538      2.250     10.804         59       360.0       359.2      84.80
85.01 to 90.00                                          5.436      2.250     10.702         59       360.0       359.1      89.55
90.01 to 95.00                                          5.557      2.250     10.881         58       360.0       357.8      94.85
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 21.01
Maximum: 95.00
Weighted Average by Original Balance: 71.28
Weighted Average by Current Balance: 71.29



                                                     %         %          %
Original                                             Cashout   Owner      Full-ALT   Percent   FICO
Loan-to-Value Ratio (%)                              Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
20.01 to 25.00                                          12.4      100.0      100.0     100.0   765.4
25.01 to 30.00                                           0.0      100.0      100.0     100.0   753.2
30.01 to 35.00                                           0.0      100.0      100.0       0.0   718.0
35.01 to 40.00                                          21.2       76.3      100.0      55.6   764.7
40.01 to 45.00                                          32.8       88.8      100.0      85.0   736.3
45.01 to 50.00                                          51.5       90.2      100.0      64.0   741.0
50.01 to 55.00                                          41.3       92.1      100.0      78.0   747.6
55.01 to 60.00                                          34.5       85.3      100.0      84.5   744.9
60.01 to 65.00                                          17.3       90.5      100.0      80.9   738.5
65.01 to 70.00                                          16.3       90.8      100.0      85.7   745.8
70.01 to 75.00                                          15.1       84.6      100.0      76.2   740.2
75.01 to 80.00                                           8.7       94.1       99.8      75.9   742.3
80.01 to 85.00                                          43.5       43.5      100.0      43.5   747.5
85.01 to 90.00                                          20.3       68.7      100.0      58.5   745.1
90.01 to 95.00                                           2.2       90.2      100.0      50.8   730.8
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 21.01
Maximum: 95.00
Weighted Average by Original Balance: 71.28
Weighted Average by Current Balance: 71.29


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                Page 10  of  13

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     954 records

CHASE2005-A2 POOL1
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
PMI Company, Original LTV>80                         Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
General Electric                                              19     5,080,104.93       31.74     267,374     5,080,105      5.800
PMI                                                           11     4,093,767.26       25.57     372,161     4,095,850      5.772
Mtge Guaranty Insurance Corp.                                  9     2,119,435.09       13.24     235,493     2,119,580      5.788
Republic Mtge Ins Co                                           7     2,045,566.98       12.78     292,224     2,045,567      5.614
United Guaranty Insurance                                      7     1,964,519.98       12.27     280,646     1,964,520      5.886
Radian                                                         3       511,100.00        3.19     170,367       511,100      5.799
Triad Guaranty Ins                                             1       192,600.00        1.20     192,600       192,600      5.500
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                        57    16,007,094.24      100.00     280,826    16,009,322      5.774

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
PMI Company, Original LTV>80                         Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
General Electric                                        5.534      2.250     10.800         59       360.0       358.5      91.69
PMI                                                     5.506      2.250     10.772         59       360.0       358.5      91.18
Mtge Guaranty Insurance Corp.                           5.522      2.250     10.788         58       360.0       358.2      93.17
Republic Mtge Ins Co                                    5.348      2.250     10.614         57       360.0       357.2      92.71
United Guaranty Insurance                               5.620      2.250     10.886         59       360.0       359.1      93.10
Radian                                                  5.533      2.250     11.803         59       360.0       359.1      95.00
Triad Guaranty Ins                                      5.234      2.250     10.500         59       360.0       359.0      93.95
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.508      2.250     10.806         58       360.0       358.4      92.19



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
PMI Company, Original LTV>80                         Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
General Electric                                        24.2       78.0      100.0      46.9   727.2
PMI                                                      0.0       71.0      100.0      63.4   754.4
Mtge Guaranty Insurance Corp.                           24.1       83.0      100.0      58.1   732.8
Republic Mtge Ins Co                                     0.0       73.8      100.0      43.4   740.2
United Guaranty Insurance                                6.4      100.0      100.0      50.0   725.2
Radian                                                   0.0       71.6      100.0      54.8   747.6
Triad Guaranty Ins                                       0.0      100.0      100.0     100.0   760.0
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  11.7       79.1      100.0      53.4   737.3

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
FICO                                                 of            Principal        Principal   Principal   Original      Current
Score                                                Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
<= 650                                                        17    13,010,004.37        2.43     765,294    13,013,294      5.652
651 to 675                                                    34    18,036,740.64        3.37     530,492    18,045,167      5.681
676 to 700                                                    80    44,525,991.27        8.32     556,575    44,536,735      5.663
701 to 725                                                   194   104,141,834.22       19.47     536,814   104,156,473      5.789
726 to 750                                                   215   113,865,697.71       21.28     529,608   113,891,570      5.733
751 to 775                                                   211   117,947,319.44       22.05     558,992   117,968,529      5.736
776 to 800                                                   163    98,599,675.11       18.43     604,906    99,075,161      5.714
801 to 825                                                    40    24,870,785.06        4.65     621,770    24,925,000      5.754
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 628
Maximum: 819
Weighted Average: 742.9

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
FICO                                                 Net        Average    Maximum    to         Original    Remaining   Original
Score                                                Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
<= 650                                                  5.386      2.279     10.652         59       360.0       359.4      70.21
651 to 675                                              5.415      2.267     10.681         59       360.0       359.4      70.46
676 to 700                                              5.397      2.290     10.663         59       360.0       359.3      68.02
701 to 725                                              5.523      2.260     10.789         59       360.0       359.3      72.92
726 to 750                                              5.467      2.260     10.733         59       360.0       359.3      73.36
751 to 775                                              5.470      2.276     10.740         59       359.4       358.6      71.42
776 to 800                                              5.448      2.282     10.714         59       360.0       359.3      70.42
801 to 825                                              5.488      2.293     10.754         60       360.0       359.5      64.73
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 628
Maximum: 819
Weighted Average: 742.9



                                                     %         %          %
FICO                                                 Cashout   Owner      Full-ALT   Percent   FICO
Score                                                Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
<= 650                                                  22.8       88.5      100.0      94.3   639.1
651 to 675                                              37.5       83.5      100.0      74.7   664.4
676 to 700                                              28.1       83.6      100.0      76.0   689.6
701 to 725                                              14.3       96.5      100.0      81.1   713.8
726 to 750                                              14.6       92.8      100.0      74.3   737.4
751 to 775                                              12.2       91.0       99.6      79.3   762.5
776 to 800                                              14.6       88.9      100.0      74.6   787.1
801 to 825                                              10.7       81.5      100.0      72.9   806.9
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 628
Maximum: 819
Weighted Average: 742.9

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Documentation Level                                  Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Simply Signature                                             609   330,566,346.10       61.79     542,802   331,128,037      5.780
Full Documentation                                           344   203,979,701.72       38.13     592,964   204,031,892      5.655
Streamlined                                                    1       452,000.00        0.08     452,000       452,000      5.875
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Documentation Level                                  Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Simply Signature                                        5.514      2.260     10.781         59       359.8       359.1      72.42
Full Documentation                                      5.389      2.293     10.655         59       360.0       359.2      69.42
Streamlined                                             5.609      2.250     10.875         60       360.0       360.0      80.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Documentation Level                                  Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
Simply Signature                                         7.6       94.8      100.0      78.4   751.1
Full Documentation                                      29.2       84.0      100.0      75.7   729.3
Streamlined                                            100.0      100.0        0.0     100.0   751.0
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Purpose                                              Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Purchase                                                     650   366,034,022.75       68.42     563,129   366,596,570      5.743
Cash-out Refinance                                           168    85,197,004.83       15.92     507,125    85,211,603      5.752
Rate/Term Refinance                                          136    83,767,020.24       15.66     615,934    83,803,756      5.664
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Purpose                                              Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Purchase                                                5.477      2.269     10.745         59       359.8       359.0      74.19
Cash-out Refinance                                      5.486      2.283     10.752         59       360.0       359.4      65.18
Rate/Term Refinance                                     5.398      2.274     10.664         59       360.0       359.4      64.82
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Purpose                                              Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
Purchase                                                 0.0       89.3      100.0      74.0   746.2
Cash-out Refinance                                     100.0       94.9       99.5      80.2   731.6
Rate/Term Refinance                                      0.0       92.4      100.0      89.2   740.6
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                Page 11  of  13

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     954 records

CHASE2005-A2 POOL1
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Occupancy                                            Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Primary Residence                                            873   485,232,694.57       90.70     555,822   485,830,567      5.745
Second Home                                                   79    48,883,743.49        9.14     618,782    48,899,362      5.605
Investment                                                     2       881,609.76        0.16     440,805       882,000      6.069
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Occupancy                                            Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Primary Residence                                       5.479      2.272     10.746         59       360.0       359.3      71.44
Second Home                                             5.339      2.271     10.605         59       358.5       357.8      69.73
Investment                                              5.803      2.250     11.069         60       360.0       359.6      70.56
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Occupancy                                            Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
Primary Residence                                       16.7      100.0       99.9      79.4   742.9
Second Home                                              7.8        0.0      100.0      57.8   743.8
Investment                                              55.6        0.0      100.0      44.4   730.2
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Property Type                                        Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Single Family Residence                                      493   283,600,614.12       53.01     575,255   284,099,551      5.739
Planned unit developments                                    229   130,288,355.11       24.35     568,945   130,381,539      5.717
Condominiums Low-rise (four stories or less)                 181    90,332,618.04       16.88     499,075    90,351,039      5.721
Condominiums High-rise (greater than four stories)            31    17,580,715.39        3.29     567,120    17,582,400      5.856
Cooperative Units                                             13     8,630,750.00        1.61     663,904     8,630,750      5.671
Two- to four-family                                            7     4,564,995.16        0.85     652,142     4,566,650      5.656
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Property Type                                        Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Single Family Residence                                 5.473      2.273     10.739         59       360.0       359.4      70.08
Planned unit developments                               5.451      2.264     10.717         59       359.4       358.7      72.55
Condominiums Low-rise (four stories or less)            5.455      2.278     10.726         59       360.0       359.2      74.82
Condominiums High-rise (greater than four stories)      5.590      2.267     10.856         59       360.0       359.0      72.01
Cooperative Units                                       5.405      2.344     10.671         58       360.0       358.2      56.10
Two- to four-family                                     5.390      2.250     10.656         60       360.0       359.7      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Property Type                                        Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
Single Family Residence                                 19.4       94.3       99.8     100.0   741.5
Planned unit developments                               10.2       90.5      100.0     100.0   744.1
Condominiums Low-rise (four stories or less)            12.1       83.7      100.0       0.0   744.9
Condominiums High-rise (greater than four stories)      12.0       65.4      100.0       0.0   750.6
Cooperative Units                                       15.9       96.5      100.0       0.0   762.5
Two- to four-family                                     53.8      100.0      100.0       0.0   695.8
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Number of Units                                      Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
1                                                            947   530,433,052.66       99.15     560,119   531,045,279      5.733
2                                                              5     2,849,189.72        0.53     569,838     2,849,750      5.623
3                                                              2     1,715,805.44        0.32     857,903     1,716,900      5.709
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Number of Units                                      Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
1                                                       5.467      2.272     10.734         59       359.9       359.2      71.33
2                                                       5.357      2.250     10.623         60       360.0       359.8      70.75
3                                                       5.443      2.250     10.709         59       360.0       359.4      58.50
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Number of Units                                      Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
1                                                       15.6       90.6       99.9      78.0   743.4
2                                                       26.0      100.0      100.0       0.0   706.7
3                                                      100.0      100.0      100.0       0.0   677.7
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                Page 12  of  13

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     954 records

CHASE2005-A2 POOL1
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
Geographic                                           Number        Current          Current     Current     Total         Average
Distribution                                         of            Principal        Principal   Principal   Original      Current
by Balance                                           Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
California                                                   517   293,704,401.61       54.90     568,094   293,801,460      5.816
Florida                                                      173    89,906,279.91       16.80     519,689    89,934,304      5.638
New York                                                      53    38,574,848.72        7.21     727,827    38,581,650      5.624
Arizona                                                       23    12,214,744.08        2.28     531,076    12,221,023      5.730
Texas                                                         19    11,624,899.91        2.17     611,837    11,633,100      5.440
Connecticut                                                   15    10,053,893.95        1.88     670,260    10,054,200      5.507
Illinois                                                      19     8,053,599.99        1.51     423,874     8,503,600      5.624
Michigan                                                      17     7,616,432.67        1.42     448,025     7,622,160      5.526
Virginia                                                      15     6,918,300.00        1.29     461,220     6,918,300      5.859
Maryland                                                      15     6,676,513.53        1.25     445,101     6,677,609      5.764
Colorado                                                       7     5,213,633.41        0.97     744,805     5,216,022      5.522
Washington                                                     9     5,053,861.28        0.94     561,540     5,055,050      5.651
Massachusetts                                                  7     4,524,500.00        0.85     646,357     4,525,000      5.761
Ohio                                                           7     4,151,600.00        0.78     593,086     4,151,600      5.737
North Carolina                                                 6     3,923,899.08        0.73     653,983     3,923,900      5.610
New Jersey                                                     7     3,827,780.00        0.72     546,826     3,827,780      5.634
Nevada                                                         9     3,634,635.44        0.68     403,848     3,635,016      5.700
Hawaii                                                         4     3,149,250.00        0.59     787,313     3,149,250      5.923
Pennsylvania                                                   3     2,607,639.69        0.49     869,213     2,608,500      5.149
Wisconsin                                                      5     2,016,500.00        0.38     403,300     2,016,500      5.559
District of Columbia                                           4     2,000,581.89        0.37     500,145     2,001,000      5.832
Idaho                                                          2     1,632,638.26        0.31     816,319     1,633,900      5.454
Delaware                                                       3     1,385,383.70        0.26     461,795     1,386,000      5.637
Georgia                                                        3     1,227,225.14        0.23     409,075     1,228,000      5.506
South Carolina                                                 3     1,037,900.00        0.19     345,967     1,037,900      5.634
New Mexico                                                     2       946,000.00        0.18     473,000       946,000      6.088
Oklahoma                                                       2       930,156.55        0.17     465,078       931,200      5.375
Louisiana                                                      2       878,044.01        0.16     439,022       879,000      5.537
Vermont                                                        1       730,000.00        0.14     730,000       730,000      5.250
Kansas                                                         1       650,000.00        0.12     650,000       650,000      5.625
Indiana                                                        1       132,905.00        0.02     132,905       132,905      5.625
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       954   534,998,047.82      100.00     560,795   535,611,929      5.732
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Number of States Represented: 31

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
Geographic                                           Average    Weighted   Average    Months     Stated      Stated      Average
Distribution                                         Net        Average    Maximum    to         Original    Remaining   Original
by Balance                                           Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
California                                              5.550      2.264     10.816         59       360.0       359.5      72.63
Florida                                                 5.372      2.274     10.644         59       360.0       358.6      71.41
New York                                                5.358      2.325     10.624         59       360.0       359.3      63.06
Arizona                                                 5.464      2.275     10.730         59       360.0       359.1      72.64
Texas                                                   5.174      2.250     10.440         59       360.0       359.0      72.07
Connecticut                                             5.241      2.300     10.507         59       360.0       359.2      61.22
Illinois                                                5.358      2.250     10.624         60       360.0       359.6      73.95
Michigan                                                5.260      2.299     10.526         60       360.0       359.7      73.10
Virginia                                                5.593      2.250     10.859         60       360.0       359.5      75.88
Maryland                                                5.498      2.250     10.764         60       360.0       359.7      70.14
Colorado                                                5.256      2.250     10.522         59       346.2       345.6      70.14
Washington                                              5.385      2.250     10.651         60       360.0       359.7      77.26
Massachusetts                                           5.495      2.338     10.761         60       360.0       359.9      64.36
Ohio                                                    5.471      2.352     10.737         59       360.0       359.5      75.95
North Carolina                                          5.344      2.250     10.610         59       360.0       359.2      55.85
New Jersey                                              5.368      2.331     10.634         60       360.0       359.9      67.89
Nevada                                                  5.434      2.250     10.700         60       360.0       359.7      68.48
Hawaii                                                  5.657      2.377     10.923         60       360.0       360.0      67.83
Pennsylvania                                            4.883      2.250     10.149         59       360.0       359.3      72.26
Wisconsin                                               5.293      2.250     10.559         60       360.0       359.8      75.63
District of Columbia                                    5.566      2.250     10.832         60       360.0       359.8      76.29
Idaho                                                   5.188      2.250     10.454         59       360.0       359.3      40.64
Delaware                                                5.371      2.250     10.637         60       360.0       359.6      74.56
Georgia                                                 5.240      2.250     10.506         59       360.0       359.3      73.68
South Carolina                                          5.368      2.250     10.634         59       360.0       358.7      79.46
New Mexico                                              5.822      2.250     11.088         60       360.0       360.0      77.93
Oklahoma                                                5.109      2.250     10.375         59       360.0       359.0      80.00
Louisiana                                               5.271      2.250     10.537         59       360.0       359.0      67.86
Vermont                                                 4.984      2.250     10.250         60       360.0       360.0      76.44
Kansas                                                  5.359      2.250     10.625         60       360.0       360.0      79.75
Indiana                                                 5.359      2.250     10.625         59       360.0       359.0      95.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.466      2.272     10.733         59       359.9       359.2      71.29
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Number of States Represented: 31



Geographic                                           %         %          %
Distribution                                         Cashout   Owner      Full-ALT   Percent   FICO
by Balance                                           Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
California                                              10.4       96.9       99.8      81.9   745.6
Florida                                                 24.6       78.2      100.0      61.1   742.5
New York                                                15.1       79.3      100.0      41.6   737.9
Arizona                                                 15.7       89.8      100.0     100.0   719.6
Texas                                                    0.0       89.6      100.0     100.0   744.1
Connecticut                                             22.4       93.5      100.0      92.3   719.9
Illinois                                                46.7       96.7      100.0      83.7   749.4
Michigan                                                64.6      100.0      100.0      94.0   718.5
Virginia                                                20.4      100.0      100.0      94.8   736.1
Maryland                                                42.0      100.0      100.0      85.0   746.7
Colorado                                                16.2       88.5      100.0     100.0   751.5
Washington                                               9.2       87.1      100.0      91.5   737.2
Massachusetts                                           44.2       88.1      100.0      81.2   770.3
Ohio                                                     3.0      100.0      100.0      89.2   702.2
North Carolina                                           8.3       21.0      100.0     100.0   759.7
New Jersey                                               0.0       86.1      100.0      61.1   705.3
Nevada                                                  33.6      100.0      100.0     100.0   735.3
Hawaii                                                   0.0       66.2      100.0      66.2   782.6
Pennsylvania                                            38.3      100.0      100.0      65.8   725.4
Wisconsin                                               51.6      100.0      100.0     100.0   755.2
District of Columbia                                    33.1      100.0      100.0      77.8   718.0
Idaho                                                    0.0        0.0      100.0     100.0   789.3
Delaware                                                 0.0       68.2      100.0     100.0   774.3
Georgia                                                 46.3      100.0      100.0     100.0   704.2
South Carolina                                          13.4      100.0      100.0      86.6   752.0
New Mexico                                               0.0       45.0      100.0     100.0   804.4
Oklahoma                                                49.4      100.0      100.0     100.0   723.8
Louisiana                                                0.0      100.0      100.0     100.0   796.0
Vermont                                                100.0        0.0      100.0       0.0   799.0
Kansas                                                   0.0      100.0      100.0     100.0   779.0
Indiana                                                  0.0      100.0      100.0     100.0   717.0
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  15.9       90.7       99.9      77.4   742.9
--------------------------------------------------   -------   --------   --------   -------   -----
Number of States Represented: 31


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                Page 13  of  13

CHASE SECURITIES

Deal Summary Report                                                     chf05a2c

Settlement     30-Dec-2005
1st Pay Date   25-Jan-2006

       Assumptions
Prepay              25 CPR
Default              0 CDR
Recovery          0 months
Severity                 0%

                   Collateral
Balance             WAC     WAM   Age   WAL    Dur
$1,075,000,000.00   5.692   359     1   3.42

Tranche  Balance         Coupon  Principal      Avg   Dur        Yield  Spread  Bench  Price  $@1bp  Accrued  NetNet  Dated    Notes
Name                             Window         Life                    bp             %             Int(M)   (MM)    Date
-------  --------------  ------  -------------  ----  ---------  -----  ------  -----  -----  -----  -------  ------  -----    -----
10Y      288,750,000.00   5.471  01/06 - 11/15  3.17                                                                  01-Dec-05  WAC
SUBS      40,312,500.00   5.426  01/06 - 11/35  6.03                                                                  01-Dec-05  WAC
5Y       514,937,500.00   5.413  01/06 - 11/10  2.57                                                                  01-Dec-05  WAC
7Y       231,000,000.00   5.398  01/06 - 11/12  2.91                                                                  01-Dec-05  WAC

Yield Curve                                       swap curve
Mat   3MO     6MO     2YR    5YR    10YR   30YR   3mo        6mo        1yr        2yr     3yr     4yr        5yr        7yr
Yld   3.855   4.161   4.36   4.38   4.45   4.65   4.417870   4.606770   4.808420   4.845   4.875   4.902725   4.933500   4.979226

The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     449 records

CHASE2005-A2 POOL3
================================================================================


Summary Statistics
Number of Recievables: 449
Aggregate Current Balance: $300,009,063.90
Range of Current Balance: $124,250.00 to $2,900,000.00
Average Current Balance: $668,171.63
Aggregate Original Balance: $300,086,437
Range of Original Balances: $124,300.00 to $2,900,000.00
Average Original Balance: $668,344
Weighted Average Original Coupon: 5.775%
Range of Original Coupons: 5.00% to 6.75%
Weighted Average Current Coupon: 5.775%
Range of Current Coupons: 5.00% to 6.75%
Weighted Average Margin: 2.293%
Range of Margins: 2.25% to 2.50%
Weighted Average Servicing Fee: 0.266%
Range of Servicing Fees: 0.27% to 0.27%
Weighted Average Current Net Coupon: 5.509%
Range of Current Net Coupons: 4.73% to 6.48%
Weighted Average Maximum Rate: 10.775%
Range of Maximum Rates: 10.00% to 11.75%
Weighted Average Months to Roll: 119
Weighted Average Stated Original Term: 360.00 months
Range of Stated Original Term: 360 months to 360 months
Weighted Average Stated Remaining Term: 359.42 months
Range of Stated Remaining Term: 353 months to 360 months
Weighted Average Stated Original IO Term: 120.00 months
Range of Stated Original IO Term: 0 months to 120 months
Weighted Average Original LTV: 66.15%
Percent Purchase: 59.9%
Percent Cash-Out Refinance: 23.7%
Percent Owner Occupied: 91.0%
Percent Full-Alt Documentation: 99.6%
Percent SFR - PUD: 80.7%
Percent Conforming Balance: 1.1%
Percent Interest Only: 71.0%
Percent Adjustable: 100.0%
Weighted Average FICO Score: 741.2
Top 5 States: CA(35%),NY(23%),FL(14%),CT(5%),NJ(4%)
Cap Structure: 5/2/ 5(100%)

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Product                                              Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
ARM - 10 Year/1 Year                                         130    86,965,345.91       28.99     668,964    87,038,087      5.743
ARM - 10 Year/1 Year Interest Only                           319   213,043,717.99       71.01     667,849   213,048,350      5.788
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Product                                              Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
ARM - 10 Year/1 Year                                    5.477      2.295     10.743        119       360.0       359.3      66.91
ARM - 10 Year/1 Year Interest Only                      5.522      2.293     10.788        119       360.0       359.5      65.84
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Product                                              Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
ARM - 10 Year/1 Year                                    27.2       91.8      100.0      74.4   738.9
ARM - 10 Year/1 Year Interest Only                      22.2       90.7       99.5      83.2   742.1
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:46                   Page 1 of 12

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     449 records

CHASE2005-A2 POOL3
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Index Type                                           Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Libor - 1 Year                                               449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Index Type                                           Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Libor - 1 Year                                          5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Index Type                                           Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
Libor - 1 Year                                          23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Interest Only                                        Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Yes                                                          319   213,043,717.99       71.01     667,849   213,048,350      5.788
No                                                           130    86,965,345.91       28.99     668,964    87,038,087      5.743
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Interest Only                                        Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Yes                                                     5.522      2.293     10.788        119       360.0       359.5      65.84
No                                                      5.477      2.295     10.743        119       360.0       359.3      66.91
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15

                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Interest Only                                        Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
Yes                                                     22.2       90.7       99.5      83.2   742.1
No                                                      27.2       91.8      100.0      74.4   738.9
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Servicing Fee (%)                                    Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
0.266                                                        449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 0.2660
Maximum: 0.2660
Weighted Average: 0.2660

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Servicing Fee (%)                                    Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
0.266                                                   5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 0.2660
Maximum: 0.2660
Weighted Average: 0.2660



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Servicing Fee (%)                                    Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
0.266                                                   23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 0.2660
Maximum: 0.2660
Weighted Average: 0.2660

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Margin (%)                                           Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
2.250                                                        415   247,909,334.46       82.63     597,372   247,965,000      5.781
2.500                                                         34    52,099,729.44       17.37   1,532,345    52,121,437      5.744
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 2.2500
Maximum: 2.5000
Weighted Average: 2.2934

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Margin (%)                                           Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
2.250                                                   5.515      2.250     10.781        119       360.0       359.5      67.65
2.500                                                   5.478      2.500     10.744        119       360.0       359.1      59.02
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 2.2500
Maximum: 2.5000
Weighted Average: 2.2934



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Margin (%)                                           Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
2.250                                                   25.5       90.3       99.5      78.5   741.7
2.500                                                   14.6       94.4      100.0      91.1   738.5
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 2.2500
Maximum: 2.5000
Weighted Average: 2.2934


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:46                   Page 2 of 12

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     449 records

CHASE2005-A2 POOL3
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Maximum Mortgage Rates (%)                           Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
9.901 to 10.000                                                2     1,985,806.63        0.66     992,903     1,987,500      5.000
10.101 to 10.200                                               3     1,949,788.13        0.65     649,929     1,951,500      5.125
10.201 to 10.300                                              13    10,595,460.13        3.53     815,035    10,598,620      5.250
10.301 to 10.400                                              22    16,157,962.86        5.39     734,453    16,159,061      5.375
10.401 to 10.500                                              51    33,839,923.03       11.28     663,528    33,858,280      5.500
10.601 to 10.700                                              63    45,403,392.00       15.13     720,689    45,407,914      5.625
10.701 to 10.800                                              97    62,871,252.26       20.96     648,157    62,896,114      5.750
10.801 to 10.900                                              86    55,079,791.73       18.36     640,463    55,088,350      5.875
10.901 to 11.000                                              46    29,633,241.11        9.88     644,201    29,641,788      6.000
11.101 to 11.200                                              23    12,747,750.00        4.25     554,250    12,747,750      6.125
11.201 to 11.300                                              33    19,897,096.02        6.63     602,942    19,901,960      6.250
11.301 to 11.400                                               6     7,226,600.00        2.41   1,204,433     7,226,600      6.375
11.401 to 11.500                                               3     2,181,000.00        0.73     727,000     2,181,000      6.500
11.701 to 11.800                                               1       440,000.00        0.15     440,000       440,000      6.750
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 10.0000
Maximum: 11.7500
Weighted Average: 10.7747

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Maximum Mortgage Rates (%)                           Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
9.901 to 10.000                                         4.734      2.439     10.000        119       360.0       358.8      60.93
10.101 to 10.200                                        4.859      2.250     10.125        119       360.0       359.0      70.64
10.201 to 10.300                                        4.984      2.297     10.250        119       360.0       359.5      63.17
10.301 to 10.400                                        5.109      2.293     10.375        119       360.0       359.1      57.98
10.401 to 10.500                                        5.234      2.289     10.500        119       360.0       359.2      68.03
10.601 to 10.700                                        5.359      2.318     10.625        120       360.0       359.6      65.77
10.701 to 10.800                                        5.484      2.290     10.750        119       360.0       359.2      64.90
10.801 to 10.900                                        5.609      2.283     10.875        120       360.0       359.5      65.18
10.901 to 11.000                                        5.734      2.298     11.000        119       360.0       359.3      67.89
11.101 to 11.200                                        5.859      2.250     11.125        120       360.0       359.7      72.91
11.201 to 11.300                                        5.984      2.250     11.250        120       360.0       359.7      71.47
11.301 to 11.400                                        6.109      2.393     11.375        120       360.0       360.0      65.05
11.401 to 11.500                                        6.234      2.377     11.500        120       360.0       360.0      70.18
11.701 to 11.800                                        6.484      2.250     11.750        120       360.0       360.0      80.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 10.0000
Maximum: 11.7500
Weighted Average: 10.7747



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Maximum Mortgage Rates (%)                           Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
9.901 to 10.000                                          0.0      100.0      100.0     100.0   764.4
10.101 to 10.200                                        35.9       73.1      100.0      62.8   755.2
10.201 to 10.300                                        16.8      100.0      100.0      94.4   747.1
10.301 to 10.400                                        13.9       96.0      100.0      85.5   751.3
10.401 to 10.500                                        14.9       93.2      100.0      84.2   740.0
10.601 to 10.700                                        27.9       91.4      100.0      76.3   741.9
10.701 to 10.800                                        27.3       91.2       98.8      75.7   741.0
10.801 to 10.900                                        31.5       84.7      100.0      77.9   735.2
10.901 to 11.000                                        21.3       89.8      100.0      86.1   741.6
11.101 to 11.200                                        15.7       96.2      100.0      84.5   735.9
11.201 to 11.300                                        23.3       89.7       98.1      78.8   741.4
11.301 to 11.400                                        14.7      100.0      100.0      94.1   763.2
11.401 to 11.500                                         0.0      100.0      100.0     100.0   700.0
11.701 to 11.800                                         0.0      100.0      100.0     100.0   786.0
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 10.0000
Maximum: 11.7500
Weighted Average: 10.7747

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Next Rate Adjustment Date                            Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
2015-05-01                                                     1     1,488,878.53        0.50   1,488,879     1,500,000      5.750
2015-07-01                                                     1       479,200.00        0.16     479,200       479,200      5.750
2015-08-01                                                     1     1,505,000.00        0.50   1,505,000     1,505,000      5.750
2015-09-01                                                     3     2,067,086.90        0.69     689,029     2,073,500      5.846
2015-10-01                                                    29    18,726,444.16        6.24     645,739    18,747,850      5.653
2015-11-01                                                   162   112,158,973.66       37.39     692,339   112,195,511      5.704
2015-12-01                                                   252   163,583,480.65       54.53     649,141   163,585,376      5.837
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 2015-05-01
Maximum: 2015-12-01
Weighted Average: 2015-11-13

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Next Rate Adjustment Date                            Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
2015-05-01                                              5.484      2.500     10.750        113       360.0       353.0      27.52
2015-07-01                                              5.484      2.250     10.750        115       360.0       355.0      80.00
2015-08-01                                              5.484      2.500     10.750        116       360.0       356.0      70.00
2015-09-01                                              5.580      2.250     10.846        117       360.0       357.0      75.60
2015-10-01                                              5.387      2.308     10.653        118       360.0       358.0      69.33
2015-11-01                                              5.438      2.296     10.704        119       360.0       359.0      64.60
2015-12-01                                              5.571      2.287     10.837        120       360.0       360.0      67.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 2015-05-01
Maximum: 2015-12-01
Weighted Average: 2015-11-13



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Next Rate Adjustment Date                            Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
2015-05-01                                             100.0      100.0      100.0       0.0   787.0
2015-07-01                                               0.0        0.0      100.0       0.0   741.0
2015-08-01                                               0.0      100.0      100.0     100.0   720.0
2015-09-01                                               0.0       21.0      100.0      51.8   734.7
2015-10-01                                              28.6       86.3      100.0      78.9   733.4
2015-11-01                                              19.8       93.4       99.3      90.0   737.4
2015-12-01                                              25.7       91.0       99.8      75.7   744.5
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 2015-05-01
Maximum: 2015-12-01
Weighted Average: 2015-11-13


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:46                   Page 3 of 12

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     449 records

CHASE2005-A2 POOL3
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Months to Next Rate Adjustment                       Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
111 to 113                                                     1     1,488,878.53        0.50   1,488,879     1,500,000      5.750
114 to 116                                                     2     1,984,200.00        0.66     992,100     1,984,200      5.750
117 to 119                                                   194   132,952,504.72       44.32     685,322   133,016,861      5.699
120 to 122                                                   252   163,583,480.65       54.53     649,141   163,585,376      5.837
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 113
Maximum: 120
Weighted Average: 119.4

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Months to Next Rate Adjustment                       Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
111 to 113                                              5.484      2.500     10.750        113       360.0       353.0      27.52
114 to 116                                              5.484      2.440     10.750        116       360.0       355.8      72.42
117 to 119                                              5.433      2.297     10.699        119       360.0       358.8      65.44
120 to 122                                              5.571      2.287     10.837        120       360.0       360.0      67.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 113
Maximum: 120
Weighted Average: 119.4



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Months to Next Rate Adjustment                       Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
111 to 113                                             100.0      100.0      100.0       0.0   787.0
114 to 116                                               0.0       75.8      100.0      75.8   725.1
117 to 119                                              20.7       91.2       99.4      87.8   736.8
120 to 122                                              25.7       91.0       99.8      75.7   744.5
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 113
Maximum: 120
Weighted Average: 119.4

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Original Term                                        Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
360                                                          449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 360
Maximum: 360
Weighted Average: 360.0

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Original Term                                        Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
360                                                     5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 360
Maximum: 360
Weighted Average: 360.0



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Original Term                                        Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
360                                                     23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 360
Maximum: 360
Weighted Average: 360.0

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Seasoning                                            Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
<= 0                                                         252   163,583,480.65       54.53     649,141   163,585,376      5.837
1 to 3                                                       194   132,952,504.72       44.32     685,322   133,016,861      5.699
4 to 6                                                         2     1,984,200.00        0.66     992,100     1,984,200      5.750
7 to 9                                                         1     1,488,878.53        0.50   1,488,879     1,500,000      5.750
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 0
Maximum: 7
Weighted Average: 0.6

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Seasoning                                            Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
<= 0                                                    5.571      2.287     10.837        120       360.0       360.0      67.00
1 to 3                                                  5.433      2.297     10.699        119       360.0       358.8      65.44
4 to 6                                                  5.484      2.440     10.750        116       360.0       355.8      72.42
7 to 9                                                  5.484      2.500     10.750        113       360.0       353.0      27.52
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 0
Maximum: 7
Weighted Average: 0.6



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Seasoning                                            Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
<= 0                                                    25.7       91.0       99.8      75.7   744.5
1 to 3                                                  20.7       91.2       99.4      87.8   736.8
4 to 6                                                   0.0       75.8      100.0      75.8   725.1
7 to 9                                                 100.0      100.0      100.0       0.0   787.0
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 0
Maximum: 7
Weighted Average: 0.6

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
Remaining Term                                       of            Principal        Principal   Principal   Original      Current
to Stated Maturity                                   Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
349 to 360                                                   449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 353
Maximum: 360
Weighted Average: 359.4

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
Remaining Term                                       Net        Average    Maximum    to         Original    Remaining   Original
to Stated Maturity                                   Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
349 to 360                                              5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 353
Maximum: 360
Weighted Average: 359.4



                                                     %         %          %
Remaining Term                                       Cashout   Owner      Full-ALT   Percent   FICO
to Stated Maturity                                   Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
349 to 360                                              23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 353
Maximum: 360
Weighted Average: 359.4


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:46                   Page 4 of 12

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     449 records

CHASE2005-A2 POOL3
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
First                                                Number        Current          Current     Current     Total         Average
Payment                                              of            Principal        Principal   Principal   Original      Current
Date                                                 Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
2005-06                                                        1     1,488,878.53        0.50   1,488,879     1,500,000      5.750
2005-08                                                        1       479,200.00        0.16     479,200       479,200      5.750
2005-09                                                        1     1,505,000.00        0.50   1,505,000     1,505,000      5.750
2005-10                                                        3     2,067,086.90        0.69     689,029     2,073,500      5.846
2005-11                                                       29    18,726,444.16        6.24     645,739    18,747,850      5.653
2005-12                                                      162   112,158,973.66       37.39     692,339   112,195,511      5.704
2006-01                                                      252   163,583,480.65       54.53     649,141   163,585,376      5.837
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 2005-06-01
Maximum: 2006-01-01
Weighted Average: 2005-12-14

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
First                                                Average    Weighted   Average    Months     Stated      Stated      Average
Payment                                              Net        Average    Maximum    to         Original    Remaining   Original
Date                                                 Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
2005-06                                                 5.484      2.500     10.750        113       360.0       353.0      27.52
2005-08                                                 5.484      2.250     10.750        115       360.0       355.0      80.00
2005-09                                                 5.484      2.500     10.750        116       360.0       356.0      70.00
2005-10                                                 5.580      2.250     10.846        117       360.0       357.0      75.60
2005-11                                                 5.387      2.308     10.653        118       360.0       358.0      69.33
2005-12                                                 5.438      2.296     10.704        119       360.0       359.0      64.60
2006-01                                                 5.571      2.287     10.837        120       360.0       360.0      67.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 2005-06-01
Maximum: 2006-01-01
Weighted Average: 2005-12-14



First                                                %         %          %
Payment                                              Cashout   Owner      Full-ALT   Percent   FICO
Date                                                 Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
2005-06                                                100.0      100.0      100.0       0.0   787.0
2005-08                                                  0.0        0.0      100.0       0.0   741.0
2005-09                                                  0.0      100.0      100.0     100.0   720.0
2005-10                                                  0.0       21.0      100.0      51.8   734.7
2005-11                                                 28.6       86.3      100.0      78.9   733.4
2005-12                                                 19.8       93.4       99.3      90.0   737.4
2006-01                                                 25.7       91.0       99.8      75.7   744.5
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 2005-06-01
Maximum: 2006-01-01
Weighted Average: 2005-12-14

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
Maturity                                             of            Principal        Principal   Principal   Original      Current
Date                                                 Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
2035-05                                                        1     1,488,878.53        0.50   1,488,879     1,500,000      5.750
2035-07                                                        1       479,200.00        0.16     479,200       479,200      5.750
2035-08                                                        1     1,505,000.00        0.50   1,505,000     1,505,000      5.750
2035-09                                                        3     2,067,086.90        0.69     689,029     2,073,500      5.846
2035-10                                                       29    18,726,444.16        6.24     645,739    18,747,850      5.653
2035-11                                                      162   112,158,973.66       37.39     692,339   112,195,511      5.704
2035-12                                                      252   163,583,480.65       54.53     649,141   163,585,376      5.837
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 2035-05-01
Maximum: 2035-12-01
Weighted Average: 2035-11-13

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
Maturity                                             Net        Average    Maximum    to         Original    Remaining   Original
Date                                                 Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
2035-05                                                 5.484      2.500     10.750        113       360.0       353.0      27.52
2035-07                                                 5.484      2.250     10.750        115       360.0       355.0      80.00
2035-08                                                 5.484      2.500     10.750        116       360.0       356.0      70.00
2035-09                                                 5.580      2.250     10.846        117       360.0       357.0      75.60
2035-10                                                 5.387      2.308     10.653        118       360.0       358.0      69.33
2035-11                                                 5.438      2.296     10.704        119       360.0       359.0      64.60
2035-12                                                 5.571      2.287     10.837        120       360.0       360.0      67.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 2035-05-01
Maximum: 2035-12-01
Weighted Average: 2035-11-13



                                                     %         %          %
Maturity                                             Cashout   Owner      Full-ALT   Percent   FICO
Date                                                 Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
2035-05                                                100.0      100.0      100.0       0.0   787.0
2035-07                                                  0.0        0.0      100.0       0.0   741.0
2035-08                                                  0.0      100.0      100.0     100.0   720.0
2035-09                                                  0.0       21.0      100.0      51.8   734.7
2035-10                                                 28.6       86.3      100.0      78.9   733.4
2035-11                                                 19.8       93.4       99.3      90.0   737.4
2035-12                                                 25.7       91.0       99.8      75.7   744.5
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 2035-05-01
Maximum: 2035-12-01
Weighted Average: 2035-11-13


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:46                   Page 5 of 12

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     449 records

CHASE2005-A2 POOL3
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Original Rates (%)                                   Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
4.901 to 5.000                                                 2     1,985,806.63        0.66     992,903     1,987,500      5.000
5.101 to 5.200                                                 3     1,949,788.13        0.65     649,929     1,951,500      5.125
5.201 to 5.300                                                13    10,595,460.13        3.53     815,035    10,598,620      5.250
5.301 to 5.400                                                22    16,157,962.86        5.39     734,453    16,159,061      5.375
5.401 to 5.500                                                51    33,839,923.03       11.28     663,528    33,858,280      5.500
5.601 to 5.700                                                63    45,403,392.00       15.13     720,689    45,407,914      5.625
5.701 to 5.800                                                97    62,871,252.26       20.96     648,157    62,896,114      5.750
5.801 to 5.900                                                86    55,079,791.73       18.36     640,463    55,088,350      5.875
5.901 to 6.000                                                46    29,633,241.11        9.88     644,201    29,641,788      6.000
6.101 to 6.200                                                23    12,747,750.00        4.25     554,250    12,747,750      6.125
6.201 to 6.300                                                33    19,897,096.02        6.63     602,942    19,901,960      6.250
6.301 to 6.400                                                 6     7,226,600.00        2.41   1,204,433     7,226,600      6.375
6.401 to 6.500                                                 3     2,181,000.00        0.73     727,000     2,181,000      6.500
6.701 to 6.800                                                 1       440,000.00        0.15     440,000       440,000      6.750
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 5.0000
Maximum: 6.7500
Weighted Average: 5.7747

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Original Rates (%)                                   Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
4.901 to 5.000                                          4.734      2.439     10.000        119       360.0       358.8      60.93
5.101 to 5.200                                          4.859      2.250     10.125        119       360.0       359.0      70.64
5.201 to 5.300                                          4.984      2.297     10.250        119       360.0       359.5      63.17
5.301 to 5.400                                          5.109      2.293     10.375        119       360.0       359.1      57.98
5.401 to 5.500                                          5.234      2.289     10.500        119       360.0       359.2      68.03
5.601 to 5.700                                          5.359      2.318     10.625        120       360.0       359.6      65.77
5.701 to 5.800                                          5.484      2.290     10.750        119       360.0       359.2      64.90
5.801 to 5.900                                          5.609      2.283     10.875        120       360.0       359.5      65.18
5.901 to 6.000                                          5.734      2.298     11.000        119       360.0       359.3      67.89
6.101 to 6.200                                          5.859      2.250     11.125        120       360.0       359.7      72.91
6.201 to 6.300                                          5.984      2.250     11.250        120       360.0       359.7      71.47
6.301 to 6.400                                          6.109      2.393     11.375        120       360.0       360.0      65.05
6.401 to 6.500                                          6.234      2.377     11.500        120       360.0       360.0      70.18
6.701 to 6.800                                          6.484      2.250     11.750        120       360.0       360.0      80.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 5.0000
Maximum: 6.7500
Weighted Average: 5.7747



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Original Rates (%)                                   Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
4.901 to 5.000                                           0.0      100.0      100.0     100.0   764.4
5.101 to 5.200                                          35.9       73.1      100.0      62.8   755.2
5.201 to 5.300                                          16.8      100.0      100.0      94.4   747.1
5.301 to 5.400                                          13.9       96.0      100.0      85.5   751.3
5.401 to 5.500                                          14.9       93.2      100.0      84.2   740.0
5.601 to 5.700                                          27.9       91.4      100.0      76.3   741.9
5.701 to 5.800                                          27.3       91.2       98.8      75.7   741.0
5.801 to 5.900                                          31.5       84.7      100.0      77.9   735.2
5.901 to 6.000                                          21.3       89.8      100.0      86.1   741.6
6.101 to 6.200                                          15.7       96.2      100.0      84.5   735.9
6.201 to 6.300                                          23.3       89.7       98.1      78.8   741.4
6.301 to 6.400                                          14.7      100.0      100.0      94.1   763.2
6.401 to 6.500                                           0.0      100.0      100.0     100.0   700.0
6.701 to 6.800                                           0.0      100.0      100.0     100.0   786.0
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 5.0000
Maximum: 6.7500
Weighted Average: 5.7747

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Current Rates (%)                                    Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
4.901 to 5.000                                                 2     1,985,806.63        0.66     992,903     1,987,500      5.000
5.101 to 5.200                                                 3     1,949,788.13        0.65     649,929     1,951,500      5.125
5.201 to 5.300                                                13    10,595,460.13        3.53     815,035    10,598,620      5.250
5.301 to 5.400                                                22    16,157,962.86        5.39     734,453    16,159,061      5.375
5.401 to 5.500                                                51    33,839,923.03       11.28     663,528    33,858,280      5.500
5.601 to 5.700                                                63    45,403,392.00       15.13     720,689    45,407,914      5.625
5.701 to 5.800                                                97    62,871,252.26       20.96     648,157    62,896,114      5.750
5.801 to 5.900                                                86    55,079,791.73       18.36     640,463    55,088,350      5.875
5.901 to 6.000                                                46    29,633,241.11        9.88     644,201    29,641,788      6.000
6.101 to 6.200                                                23    12,747,750.00        4.25     554,250    12,747,750      6.125
6.201 to 6.300                                                33    19,897,096.02        6.63     602,942    19,901,960      6.250
6.301 to 6.400                                                 6     7,226,600.00        2.41   1,204,433     7,226,600      6.375
6.401 to 6.500                                                 3     2,181,000.00        0.73     727,000     2,181,000      6.500
6.701 to 6.800                                                 1       440,000.00        0.15     440,000       440,000      6.750
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 5.0000
Maximum: 6.7500
Weighted Average: 5.7747

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Current Rates (%)                                    Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
4.901 to 5.000                                          4.734      2.439     10.000        119       360.0       358.8      60.93
5.101 to 5.200                                          4.859      2.250     10.125        119       360.0       359.0      70.64
5.201 to 5.300                                          4.984      2.297     10.250        119       360.0       359.5      63.17
5.301 to 5.400                                          5.109      2.293     10.375        119       360.0       359.1      57.98
5.401 to 5.500                                          5.234      2.289     10.500        119       360.0       359.2      68.03
5.601 to 5.700                                          5.359      2.318     10.625        120       360.0       359.6      65.77
5.701 to 5.800                                          5.484      2.290     10.750        119       360.0       359.2      64.90
5.801 to 5.900                                          5.609      2.283     10.875        120       360.0       359.5      65.18
5.901 to 6.000                                          5.734      2.298     11.000        119       360.0       359.3      67.89
6.101 to 6.200                                          5.859      2.250     11.125        120       360.0       359.7      72.91
6.201 to 6.300                                          5.984      2.250     11.250        120       360.0       359.7      71.47
6.301 to 6.400                                          6.109      2.393     11.375        120       360.0       360.0      65.05
6.401 to 6.500                                          6.234      2.377     11.500        120       360.0       360.0      70.18
6.701 to 6.800                                          6.484      2.250     11.750        120       360.0       360.0      80.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 5.0000
Maximum: 6.7500
Weighted Average: 5.7747



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Current Rates (%)                                    Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
4.901 to 5.000                                           0.0      100.0      100.0     100.0   764.4
5.101 to 5.200                                          35.9       73.1      100.0      62.8   755.2
5.201 to 5.300                                          16.8      100.0      100.0      94.4   747.1
5.301 to 5.400                                          13.9       96.0      100.0      85.5   751.3
5.401 to 5.500                                          14.9       93.2      100.0      84.2   740.0
5.601 to 5.700                                          27.9       91.4      100.0      76.3   741.9
5.701 to 5.800                                          27.3       91.2       98.8      75.7   741.0
5.801 to 5.900                                          31.5       84.7      100.0      77.9   735.2
5.901 to 6.000                                          21.3       89.8      100.0      86.1   741.6
6.101 to 6.200                                          15.7       96.2      100.0      84.5   735.9
6.201 to 6.300                                          23.3       89.7       98.1      78.8   741.4
6.301 to 6.400                                          14.7      100.0      100.0      94.1   763.2
6.401 to 6.500                                           0.0      100.0      100.0     100.0   700.0
6.701 to 6.800                                           0.0      100.0      100.0     100.0   786.0
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 5.0000
Maximum: 6.7500
Weighted Average: 5.7747


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:46                   Page 6 of 12

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     449 records

CHASE2005-A2 POOL3
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Net Rates (%)                                        Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
4.701 to 4.800                                                 2     1,985,806.63        0.66     992,903     1,987,500      5.000
4.801 to 4.900                                                 3     1,949,788.13        0.65     649,929     1,951,500      5.125
4.901 to 5.000                                                13    10,595,460.13        3.53     815,035    10,598,620      5.250
5.101 to 5.200                                                22    16,157,962.86        5.39     734,453    16,159,061      5.375
5.201 to 5.300                                                51    33,839,923.03       11.28     663,528    33,858,280      5.500
5.301 to 5.400                                                63    45,403,392.00       15.13     720,689    45,407,914      5.625
5.401 to 5.500                                                97    62,871,252.26       20.96     648,157    62,896,114      5.750
5.601 to 5.700                                                86    55,079,791.73       18.36     640,463    55,088,350      5.875
5.701 to 5.800                                                46    29,633,241.11        9.88     644,201    29,641,788      6.000
5.801 to 5.900                                                23    12,747,750.00        4.25     554,250    12,747,750      6.125
5.901 to 6.000                                                33    19,897,096.02        6.63     602,942    19,901,960      6.250
6.101 to 6.200                                                 6     7,226,600.00        2.41   1,204,433     7,226,600      6.375
6.201 to 6.300                                                 3     2,181,000.00        0.73     727,000     2,181,000      6.500
6.401 to 6.500                                                 1       440,000.00        0.15     440,000       440,000      6.750
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 4.7340
Maximum: 6.4840
Weighted Average: 5.5087

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Net Rates (%)                                        Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
4.701 to 4.800                                          4.734      2.439     10.000        119       360.0       358.8      60.93
4.801 to 4.900                                          4.859      2.250     10.125        119       360.0       359.0      70.64
4.901 to 5.000                                          4.984      2.297     10.250        119       360.0       359.5      63.17
5.101 to 5.200                                          5.109      2.293     10.375        119       360.0       359.1      57.98
5.201 to 5.300                                          5.234      2.289     10.500        119       360.0       359.2      68.03
5.301 to 5.400                                          5.359      2.318     10.625        120       360.0       359.6      65.77
5.401 to 5.500                                          5.484      2.290     10.750        119       360.0       359.2      64.90
5.601 to 5.700                                          5.609      2.283     10.875        120       360.0       359.5      65.18
5.701 to 5.800                                          5.734      2.298     11.000        119       360.0       359.3      67.89
5.801 to 5.900                                          5.859      2.250     11.125        120       360.0       359.7      72.91
5.901 to 6.000                                          5.984      2.250     11.250        120       360.0       359.7      71.47
6.101 to 6.200                                          6.109      2.393     11.375        120       360.0       360.0      65.05
6.201 to 6.300                                          6.234      2.377     11.500        120       360.0       360.0      70.18
6.401 to 6.500                                          6.484      2.250     11.750        120       360.0       360.0      80.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 4.7340
Maximum: 6.4840
Weighted Average: 5.5087



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Net Rates (%)                                        Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
4.701 to 4.800                                           0.0      100.0      100.0     100.0   764.4
4.801 to 4.900                                          35.9       73.1      100.0      62.8   755.2
4.901 to 5.000                                          16.8      100.0      100.0      94.4   747.1
5.101 to 5.200                                          13.9       96.0      100.0      85.5   751.3
5.201 to 5.300                                          14.9       93.2      100.0      84.2   740.0
5.301 to 5.400                                          27.9       91.4      100.0      76.3   741.9
5.401 to 5.500                                          27.3       91.2       98.8      75.7   741.0
5.601 to 5.700                                          31.5       84.7      100.0      77.9   735.2
5.701 to 5.800                                          21.3       89.8      100.0      86.1   741.6
5.801 to 5.900                                          15.7       96.2      100.0      84.5   735.9
5.901 to 6.000                                          23.3       89.7       98.1      78.8   741.4
6.101 to 6.200                                          14.7      100.0      100.0      94.1   763.2
6.201 to 6.300                                           0.0      100.0      100.0     100.0   700.0
6.401 to 6.500                                           0.0      100.0      100.0     100.0   786.0
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 4.7340
Maximum: 6.4840
Weighted Average: 5.5087

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Conforming Balance                                   Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Jumbo                                                        437   296,853,363.90       98.95     679,298   296,930,687      5.773
Conforming                                                    12     3,155,700.00        1.05     262,975     3,155,750      5.969
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Conforming Balance                                   Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Jumbo                                                   5.507      2.294     10.773        119       360.0       359.4      66.09
Conforming                                              5.703      2.250     10.969        120       360.0       359.5      71.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Conforming Balance                                   Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
Jumbo                                                   23.1       91.1       99.6      80.8   741.1
Conforming                                              75.5       86.4      100.0      65.7   750.5
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:46                   Page 7 of 12

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     449 records

CHASE2005-A2 POOL3
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Original Principal Balance ($)                       Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
100,001 to 200,000                                             4       615,950.00        0.21     153,988       616,000      5.906
200,001 to 300,000                                             4     1,092,750.00        0.36     273,188     1,092,750      5.908
300,001 to 400,000                                            33    12,386,786.88        4.13     375,357    12,390,196      5.825
400,001 to 500,000                                           108    49,117,323.89       16.37     454,790    49,127,670      5.824
500,001 to 600,000                                            99    54,639,584.51       18.21     551,915    54,651,227      5.769
600,001 to 700,000                                            74    48,353,249.17       16.12     653,422    48,363,650      5.755
700,001 to 800,000                                            35    26,581,371.38        8.86     759,468    26,584,757      5.722
800,001 to 900,000                                            21    18,218,322.82        6.07     867,539    18,224,350      5.857
900,001 to 1,000,000                                          26    25,085,910.75        8.36     964,843    25,092,746      5.774
1,000,001 to 1,100,000                                        11    11,818,085.06        3.94   1,074,371    11,821,654      5.735
1,100,001 to 1,200,000                                         3     3,455,000.00        1.15   1,151,667     3,455,000      6.118
1,200,001 to 1,300,000                                         3     3,668,683.80        1.22   1,222,895     3,670,000      5.792
1,300,001 to 1,400,000                                         4     5,519,458.23        1.84   1,379,865     5,523,850      5.564
1,400,001 to 1,500,000                                        15    22,134,750.41        7.38   1,475,650    22,150,750      5.692
1,500,001 to 1,600,000                                         1     1,505,000.00        0.50   1,505,000     1,505,000      5.750
1,600,001 to 1,700,000                                         1     1,700,000.00        0.57   1,700,000     1,700,000      5.875
1,700,001 to 1,800,000                                         2     3,550,000.00        1.18   1,775,000     3,550,000      5.687
1,800,001 to 1,900,000                                         2     3,666,837.00        1.22   1,833,419     3,666,837      5.688
1,900,001 to 2,000,000                                         2     4,000,000.00        1.33   2,000,000     4,000,000      5.500
2,800,001 to 2,900,000                                         1     2,900,000.00        0.97   2,900,000     2,900,000      6.375
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 124,300.00
Maximum: 2,900,000.00
Average: 668,343.96
Total: 300,086,437.00

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Original Principal Balance ($)                       Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
100,001 to 200,000                                      5.640      2.250     10.906        120       360.0       359.8      82.15
200,001 to 300,000                                      5.642      2.250     10.908        119       360.0       359.0      78.21
300,001 to 400,000                                      5.559      2.250     10.825        120       360.0       359.5      68.90
400,001 to 500,000                                      5.558      2.250     10.824        119       360.0       359.5      69.99
500,001 to 600,000                                      5.503      2.250     10.769        120       360.0       359.5      71.13
600,001 to 700,000                                      5.489      2.250     10.755        119       360.0       359.5      68.13
700,001 to 800,000                                      5.456      2.250     10.722        120       360.0       359.6      64.19
800,001 to 900,000                                      5.591      2.250     10.857        119       360.0       359.5      62.49
900,001 to 1,000,000                                    5.508      2.250     10.774        119       360.0       359.3      62.02
1,000,001 to 1,100,000                                  5.469      2.250     10.735        119       360.0       359.4      64.42
1,100,001 to 1,200,000                                  5.852      2.500     11.118        120       360.0       359.7      57.16
1,200,001 to 1,300,000                                  5.526      2.500     10.792        119       360.0       359.3      68.36
1,300,001 to 1,400,000                                  5.298      2.500     10.564        119       360.0       359.0      56.21
1,400,001 to 1,500,000                                  5.426      2.500     10.692        119       360.0       358.8      58.58
1,500,001 to 1,600,000                                  5.484      2.500     10.750        116       360.0       356.0      70.00
1,600,001 to 1,700,000                                  5.609      2.500     10.875        120       360.0       360.0      44.74
1,700,001 to 1,800,000                                  5.421      2.500     10.687        120       360.0       360.0      66.14
1,800,001 to 1,900,000                                  5.422      2.500     10.688        120       360.0       359.5      61.86
1,900,001 to 2,000,000                                  5.234      2.500     10.500        120       360.0       359.5      56.29
2,800,001 to 2,900,000                                  6.109      2.500     11.375        120       360.0       360.0      52.25
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 124,300.00
Maximum: 2,900,000.00
Average: 668,343.96
Total: 300,086,437.00



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Original Principal Balance ($)                       Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
100,001 to 200,000                                      44.5      100.0      100.0      44.5   745.1
200,001 to 300,000                                     100.0      100.0      100.0     100.0   705.4
300,001 to 400,000                                      32.2       94.0       96.9      69.2   741.4
400,001 to 500,000                                      25.8       91.4      100.0      73.1   746.2
500,001 to 600,000                                      20.4       88.8      100.0      78.2   745.2
600,001 to 700,000                                      23.2       89.3      100.0      78.2   745.1
700,001 to 800,000                                      39.2       91.2       97.2      74.3   737.3
800,001 to 900,000                                      19.3       85.8      100.0      95.6   739.4
900,001 to 1,000,000                                    27.3       88.7      100.0      80.7   745.5
1,000,001 to 1,100,000                                  18.3      100.0      100.0      90.7   702.7
1,100,001 to 1,200,000                                   0.0      100.0      100.0     100.0   743.5
1,200,001 to 1,300,000                                   0.0      100.0      100.0     100.0   714.2
1,300,001 to 1,400,000                                   0.0      100.0      100.0     100.0   732.5
1,400,001 to 1,500,000                                  26.8       86.8      100.0      86.8   730.7
1,500,001 to 1,600,000                                   0.0      100.0      100.0     100.0   720.0
1,600,001 to 1,700,000                                 100.0      100.0      100.0       0.0   736.0
1,700,001 to 1,800,000                                   0.0      100.0      100.0     100.0   774.8
1,800,001 to 1,900,000                                   0.0      100.0      100.0     100.0   742.4
1,900,001 to 2,000,000                                   0.0      100.0      100.0     100.0   743.0
2,800,001 to 2,900,000                                   0.0      100.0      100.0     100.0   787.0
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 124,300.00
Maximum: 2,900,000.00
Average: 668,343.96
Total: 300,086,437.00


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:46                   Page 8 of 12

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     449 records

CHASE2005-A2 POOL3
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Current Principal Balance ($)                        Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
100,000.01 to 200,000.00                                       4       615,950.00        0.21     153,988       616,000      5.906
200,000.01 to 300,000.00                                       4     1,092,750.00        0.36     273,188     1,092,750      5.908
300,000.01 to 400,000.00                                      33    12,386,786.88        4.13     375,357    12,390,196      5.825
400,000.01 to 500,000.00                                     108    49,117,323.89       16.37     454,790    49,127,670      5.824
500,000.01 to 600,000.00                                      99    54,639,584.51       18.21     551,915    54,651,227      5.769
600,000.01 to 700,000.00                                      74    48,353,249.17       16.12     653,422    48,363,650      5.755
700,000.01 to 800,000.00                                      35    26,581,371.38        8.86     759,468    26,584,757      5.722
800,000.01 to 900,000.00                                      21    18,218,322.82        6.07     867,539    18,224,350      5.857
900,000.01 to 1,000,000.00                                    26    25,085,910.75        8.36     964,843    25,092,746      5.774
1,000,000.01 to 1,100,000.00                                  11    11,818,085.06        3.94   1,074,371    11,821,654      5.735
1,100,000.01 to 1,200,000.00                                   3     3,455,000.00        1.15   1,151,667     3,455,000      6.118
1,200,000.01 to 1,300,000.00                                   3     3,668,683.80        1.22   1,222,895     3,670,000      5.792
1,300,000.01 to 1,400,000.00                                   4     5,519,458.23        1.84   1,379,865     5,523,850      5.564
1,400,000.01 to 1,500,000.00                                  15    22,134,750.41        7.38   1,475,650    22,150,750      5.692
1,500,000.01 to 1,600,000.00                                   1     1,505,000.00        0.50   1,505,000     1,505,000      5.750
1,600,000.01 to 1,700,000.00                                   1     1,700,000.00        0.57   1,700,000     1,700,000      5.875
1,700,000.01 to 1,800,000.00                                   2     3,550,000.00        1.18   1,775,000     3,550,000      5.687
1,800,000.01 to 1,900,000.00                                   2     3,666,837.00        1.22   1,833,419     3,666,837      5.688
1,900,000.01 to 2,000,000.00                                   2     4,000,000.00        1.33   2,000,000     4,000,000      5.500
2,800,000.01 to 2,900,000.00                                   1     2,900,000.00        0.97   2,900,000     2,900,000      6.375
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 124,250.00
Maximum: 2,900,000.00
Average: 668,171.63

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Current Principal Balance ($)                        Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
100,000.01 to 200,000.00                                5.640      2.250     10.906        120       360.0       359.8      82.15
200,000.01 to 300,000.00                                5.642      2.250     10.908        119       360.0       359.0      78.21
300,000.01 to 400,000.00                                5.559      2.250     10.825        120       360.0       359.5      68.90
400,000.01 to 500,000.00                                5.558      2.250     10.824        119       360.0       359.5      69.99
500,000.01 to 600,000.00                                5.503      2.250     10.769        120       360.0       359.5      71.13
600,000.01 to 700,000.00                                5.489      2.250     10.755        119       360.0       359.5      68.13
700,000.01 to 800,000.00                                5.456      2.250     10.722        120       360.0       359.6      64.19
800,000.01 to 900,000.00                                5.591      2.250     10.857        119       360.0       359.5      62.49
900,000.01 to 1,000,000.00                              5.508      2.250     10.774        119       360.0       359.3      62.02
1,000,000.01 to 1,100,000.00                            5.469      2.250     10.735        119       360.0       359.4      64.42
1,100,000.01 to 1,200,000.00                            5.852      2.500     11.118        120       360.0       359.7      57.16
1,200,000.01 to 1,300,000.00                            5.526      2.500     10.792        119       360.0       359.3      68.36
1,300,000.01 to 1,400,000.00                            5.298      2.500     10.564        119       360.0       359.0      56.21
1,400,000.01 to 1,500,000.00                            5.426      2.500     10.692        119       360.0       358.8      58.58
1,500,000.01 to 1,600,000.00                            5.484      2.500     10.750        116       360.0       356.0      70.00
1,600,000.01 to 1,700,000.00                            5.609      2.500     10.875        120       360.0       360.0      44.74
1,700,000.01 to 1,800,000.00                            5.421      2.500     10.687        120       360.0       360.0      66.14
1,800,000.01 to 1,900,000.00                            5.422      2.500     10.688        120       360.0       359.5      61.86
1,900,000.01 to 2,000,000.00                            5.234      2.500     10.500        120       360.0       359.5      56.29
2,800,000.01 to 2,900,000.00                            6.109      2.500     11.375        120       360.0       360.0      52.25
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 124,250.00
Maximum: 2,900,000.00
Average: 668,171.63



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Current Principal Balance ($)                        Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
100,000.01 to 200,000.00                                44.5      100.0      100.0      44.5   745.1
200,000.01 to 300,000.00                               100.0      100.0      100.0     100.0   705.4
300,000.01 to 400,000.00                                32.2       94.0       96.9      69.2   741.4
400,000.01 to 500,000.00                                25.8       91.4      100.0      73.1   746.2
500,000.01 to 600,000.00                                20.4       88.8      100.0      78.2   745.2
600,000.01 to 700,000.00                                23.2       89.3      100.0      78.2   745.1
700,000.01 to 800,000.00                                39.2       91.2       97.2      74.3   737.3
800,000.01 to 900,000.00                                19.3       85.8      100.0      95.6   739.4
900,000.01 to 1,000,000.00                              27.3       88.7      100.0      80.7   745.5
1,000,000.01 to 1,100,000.00                            18.3      100.0      100.0      90.7   702.7
1,100,000.01 to 1,200,000.00                             0.0      100.0      100.0     100.0   743.5
1,200,000.01 to 1,300,000.00                             0.0      100.0      100.0     100.0   714.2
1,300,000.01 to 1,400,000.00                             0.0      100.0      100.0     100.0   732.5
1,400,000.01 to 1,500,000.00                            26.8       86.8      100.0      86.8   730.7
1,500,000.01 to 1,600,000.00                             0.0      100.0      100.0     100.0   720.0
1,600,000.01 to 1,700,000.00                           100.0      100.0      100.0       0.0   736.0
1,700,000.01 to 1,800,000.00                             0.0      100.0      100.0     100.0   774.8
1,800,000.01 to 1,900,000.00                             0.0      100.0      100.0     100.0   742.4
1,900,000.01 to 2,000,000.00                             0.0      100.0      100.0     100.0   743.0
2,800,000.01 to 2,900,000.00                             0.0      100.0      100.0     100.0   787.0
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 124,250.00
Maximum: 2,900,000.00
Average: 668,171.63

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
Original                                             of            Principal        Principal   Principal   Original      Current
Loan-to-Value Ratio (%)                              Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
20.01 to 25.00                                                 3     1,610,000.00        0.54     536,667     1,610,000      5.681
25.01 to 30.00                                                 7     5,303,333.31        1.77     757,619     5,315,000      5.724
30.01 to 35.00                                                11     7,191,905.43        2.40     653,810     7,193,000      5.706
35.01 to 40.00                                                 8     6,091,992.65        2.03     761,499     6,093,400      5.667
40.01 to 45.00                                                20    16,252,498.11        5.42     812,625    16,253,843      5.732
45.01 to 50.00                                                18    12,711,592.07        4.24     706,200    12,714,000      5.809
50.01 to 55.00                                                15    13,894,865.90        4.63     926,324    13,898,000      5.724
55.01 to 60.00                                                33    27,056,348.16        9.02     819,889    27,060,400      5.686
60.01 to 65.00                                                28    21,995,464.76        7.33     785,552    22,000,564      5.764
65.01 to 70.00                                                65    50,144,665.95       16.71     771,456    50,148,454      5.818
70.01 to 75.00                                                55    39,774,726.69       13.26     723,177    39,799,733      5.737
75.01 to 80.00                                               183    96,836,660.41       32.28     529,162    96,854,530      5.821
80.01 to 85.00                                                 1       445,400.00        0.15     445,400       445,400      5.625
85.01 to 90.00                                                 2       699,610.46        0.23     349,805       700,113      5.965
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 20.92
Maximum: 90.00
Weighted Average by Original Balance: 66.15
Weighted Average by Current Balance: 66.15

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
Original                                             Net        Average    Maximum    to         Original    Remaining   Original
Loan-to-Value Ratio (%)                              Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
20.01 to 25.00                                          5.415      2.250     10.681        120       360.0       359.7      22.08
25.01 to 30.00                                          5.458      2.320     10.724        117       360.0       357.4      27.74
30.01 to 35.00                                          5.440      2.290     10.706        120       360.0       359.5      32.73
35.01 to 40.00                                          5.401      2.307     10.667        119       360.0       359.3      38.10
40.01 to 45.00                                          5.466      2.321     10.732        120       360.0       359.5      42.60
45.01 to 50.00                                          5.543      2.315     10.809        119       360.0       359.3      48.90
50.01 to 55.00                                          5.458      2.362     10.724        120       360.0       359.7      52.52
55.01 to 60.00                                          5.420      2.345     10.686        119       360.0       359.4      58.03
60.01 to 65.00                                          5.498      2.319     10.764        120       360.0       359.6      63.28
65.01 to 70.00                                          5.552      2.294     10.818        119       360.0       359.5      68.89
70.01 to 75.00                                          5.471      2.296     10.737        119       360.0       359.3      73.87
75.01 to 80.00                                          5.555      2.254     10.821        119       360.0       359.5      79.49
80.01 to 85.00                                          5.359      2.250     10.625        120       360.0       360.0      82.48
85.01 to 90.00                                          5.699      2.250     10.965        119       360.0       359.3      89.75
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 20.92
Maximum: 90.00
Weighted Average by Original Balance: 66.15
Weighted Average by Current Balance: 66.15



                                                     %         %          %
Original                                             Cashout   Owner      Full-ALT   Percent   FICO
Loan-to-Value Ratio (%)                              Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
20.01 to 25.00                                          59.6       59.6      100.0     100.0   751.5
25.01 to 30.00                                          74.6      100.0      100.0      71.9   782.6
30.01 to 35.00                                          37.5      100.0      100.0      80.3   748.9
35.01 to 40.00                                          45.7      100.0      100.0      92.6   722.9
40.01 to 45.00                                          41.1       94.5      100.0      69.6   739.6
45.01 to 50.00                                          42.1       94.3      100.0      85.1   737.6
50.01 to 55.00                                          20.3       96.9      100.0      82.8   754.5
55.01 to 60.00                                          31.7       80.9      100.0      83.0   725.7
60.01 to 65.00                                          24.2       90.2      100.0      87.5   735.0
65.01 to 70.00                                          18.4       90.7      100.0      84.3   743.0
70.01 to 75.00                                          25.5       89.9       98.1      81.1   742.4
75.01 to 80.00                                          12.4       91.5       99.6      76.8   743.0
80.01 to 85.00                                         100.0      100.0      100.0     100.0   701.0
85.01 to 90.00                                           0.0      100.0      100.0      72.1   693.8
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 20.92
Maximum: 90.00
Weighted Average by Original Balance: 66.15
Weighted Average by Current Balance: 66.15


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:46                   Page 9 of 12

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     449 records

CHASE2005-A2 POOL3
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
PMI Company, Original LTV>80                         Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
United Guaranty Insurance                                      1       504,310.46       44.04     504,310       504,813      6.000
PMI                                                            1       445,400.00       38.90     445,400       445,400      5.625
General Electric                                               1       195,300.00       17.06     195,300       195,300      5.875
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                         3     1,145,010.46      100.00     381,670     1,145,513      5.833

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
PMI Company, Original LTV>80                         Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
United Guaranty Insurance                               5.734      2.250     11.000        119       360.0       359.0      89.66
PMI                                                     5.359      2.250     10.625        120       360.0       360.0      82.48
General Electric                                        5.609      2.250     10.875        120       360.0       360.0      90.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.567      2.250     10.833        120       360.0       359.6      86.93



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
PMI Company, Original LTV>80                         Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
United Guaranty Insurance                                0.0      100.0      100.0     100.0   674.0
PMI                                                    100.0      100.0      100.0     100.0   701.0
General Electric                                         0.0      100.0      100.0       0.0   745.0
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  38.9      100.0      100.0      82.9   696.6

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
FICO                                                 of            Principal        Principal   Principal   Original      Current
Score                                                Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
<= 650                                                        12     9,782,017.02        3.26     815,168     9,785,250      5.740
651 to 675                                                    28    18,699,536.50        6.23     667,841    18,710,733      5.809
676 to 700                                                    38    28,475,005.56        9.49     749,342    28,482,521      5.835
701 to 725                                                    76    47,531,561.51       15.84     625,415    47,535,912      5.820
726 to 750                                                    90    61,519,003.15       20.51     683,544    61,536,332      5.727
751 to 775                                                   104    68,237,460.99       22.75     656,129    68,251,540      5.745
776 to 800                                                    79    53,482,159.77       17.83     676,989    53,498,819      5.785
801 to 825                                                    21    11,930,319.40        3.98     568,110    11,933,330      5.785
826 to 850                                                     1       352,000.00        0.12     352,000       352,000      6.250
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Minimum: 627
Maximum: 827
Weighted Average: 741.2

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
FICO                                                 Net        Average    Maximum    to         Original    Remaining   Original
Score                                                Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
<= 650                                                  5.474      2.362     10.740        119       360.0       359.5      66.45
651 to 675                                              5.543      2.284     10.809        119       360.0       359.3      66.59
676 to 700                                              5.569      2.278     10.835        119       360.0       359.5      67.74
701 to 725                                              5.554      2.288     10.820        119       360.0       359.4      67.05
726 to 750                                              5.461      2.306     10.727        119       360.0       359.4      62.88
751 to 775                                              5.479      2.289     10.745        119       360.0       359.4      68.79
776 to 800                                              5.519      2.299     10.785        119       360.0       359.4      65.74
801 to 825                                              5.519      2.250     10.785        120       360.0       359.6      60.98
826 to 850                                              5.984      2.250     11.250        120       360.0       360.0      80.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Minimum: 627
Maximum: 827
Weighted Average: 741.2



                                                     %         %          %
FICO                                                 Cashout   Owner      Full-ALT   Percent   FICO
Score                                                Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
<= 650                                                   7.8       84.9      100.0      94.7   638.2
651 to 675                                              42.7       78.0      100.0      89.0   665.6
676 to 700                                              26.5       96.8      100.0      90.8   690.7
701 to 725                                              27.3       94.4      100.0      81.2   715.4
726 to 750                                              22.5       88.5       99.4      78.8   740.3
751 to 775                                              25.0       92.7      100.0      76.3   763.2
776 to 800                                              16.9       92.3       98.6      77.8   786.3
801 to 825                                              12.1       86.9      100.0      76.9   805.8
826 to 850                                             100.0      100.0      100.0     100.0   827.0
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Minimum: 627
Maximum: 827
Weighted Average: 741.2

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Documentation Level                                  Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Full Documentation                                           232   171,936,786.22       57.31     741,107   171,999,613      5.754
Simply Signature                                             215   126,940,367.68       42.31     590,420   126,954,914      5.802
Streamlined                                                    2     1,131,910.00        0.38     565,955     1,131,910      5.919
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Documentation Level                                  Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Full Documentation                                      5.488      2.314     10.754        119       360.0       359.3      66.66
Simply Signature                                        5.536      2.267     10.802        120       360.0       359.6      65.36
Streamlined                                             5.653      2.250     10.919        119       360.0       359.3      76.55
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Documentation Level                                  Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
Full Documentation                                      28.4       88.3      100.0      81.0   732.0
Simply Signature                                        16.8       94.7      100.0      80.1   753.2
Streamlined                                             66.3      100.0        0.0     100.0   762.5
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Purpose                                              Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Purchase                                                     264   179,578,299.70       59.86     680,221   179,623,784      5.784
Cash-out Refinance                                           114    70,965,569.60       23.65     622,505    70,990,843      5.785
Rate/Term Refinance                                           71    49,465,194.60       16.49     696,693    49,471,810      5.725
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Purpose                                              Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Purchase                                                5.518      2.295     10.784        119       360.0       359.5      70.77
Cash-out Refinance                                      5.519      2.277     10.785        119       360.0       359.4      59.32
Rate/Term Refinance                                     5.459      2.310     10.725        119       360.0       359.3      59.18
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Purpose                                              Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
Purchase                                                 0.0       89.3       99.8      77.4   744.7
Cash-out Refinance                                     100.0       93.4       98.9      83.5   733.4
Rate/Term Refinance                                      0.0       94.1      100.0      88.5   739.9
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:46                  Page 10 of 12

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     449 records

CHASE2005-A2 POOL3
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Occupancy                                            Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Primary Residence                                            408   273,111,982.21       91.03     669,392   273,180,467      5.772
Second Home                                                   41    26,897,081.69        8.97     656,026    26,905,970      5.801
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Occupancy                                            Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Primary Residence                                       5.506      2.295     10.772        119       360.0       359.4      66.03
Second Home                                             5.535      2.277     10.801        119       360.0       359.3      67.39
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Occupancy                                            Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
Primary Residence                                       24.3      100.0       99.6      82.0   741.9
Second Home                                             17.4        0.0      100.0      67.6   733.5
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Property Type                                        Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Single Family Residence                                      265   184,726,009.36       61.57     697,079   184,765,230      5.765
Planned unit developments                                     86    57,304,302.45       19.10     666,329    57,318,025      5.809
Condominiums Low-rise (four stories or less)                  61    34,474,983.58       11.49     565,164    34,486,682      5.785
Cooperative Units                                             26    16,250,974.68        5.42     625,037    16,262,750      5.693
Condominiums High-rise (greater than four stories)            10     6,510,793.83        2.17     651,079     6,511,750      5.902
Two- to four-family                                            1       742,000.00        0.25     742,000       742,000      5.875
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Property Type                                        Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Single Family Residence                                 5.499      2.302     10.765        119       360.0       359.4      65.24
Planned unit developments                               5.543      2.291     10.809        119       360.0       359.4      68.27
Condominiums Low-rise (four stories or less)            5.519      2.273     10.785        120       360.0       359.5      70.29
Cooperative Units                                       5.427      2.273     10.693        119       360.0       359.1      58.01
Condominiums High-rise (greater than four stories)      5.636      2.250     10.902        119       360.0       359.4      71.19
Two- to four-family                                     5.609      2.250     10.875        120       360.0       360.0      70.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Property Type                                        Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
Single Family Residence                                 25.8       92.4       99.6     100.0   739.4
Planned unit developments                               20.1       92.9       99.3     100.0   738.4
Condominiums Low-rise (four stories or less)            12.7       81.8      100.0       0.0   755.6
Cooperative Units                                       45.3       84.9      100.0       0.0   750.6
Condominiums High-rise (greater than four stories)       0.0      100.0      100.0       0.0   720.0
Two- to four-family                                      0.0      100.0      100.0       0.0   693.0
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2

                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
                                                     Number        Current          Current     Current     Total         Average
                                                     of            Principal        Principal   Principal   Original      Current
Number of Units                                      Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
1                                                            448   299,267,063.90       99.75     668,007   299,344,437      5.774
3                                                              1       742,000.00        0.25     742,000       742,000      5.875
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
                                                     Average    Weighted   Average    Months     Stated      Stated      Average
                                                     Net        Average    Maximum    to         Original    Remaining   Original
Number of Units                                      Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
1                                                       5.508      2.294     10.774        119       360.0       359.4      66.14
3                                                       5.609      2.250     10.875        120       360.0       360.0      70.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15



                                                     %         %          %
                                                     Cashout   Owner      Full-ALT   Percent   FICO
Number of Units                                      Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
1                                                       23.7       91.0       99.6      80.9   741.3
3                                                        0.0      100.0      100.0       0.0   693.0
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:46                  Page 11 of 12

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     449 records

CHASE2005-A2 POOL3
================================================================================


                                                                                    % of
                                                                   Aggregate        Aggregate   Average                   Weighted
Geographic                                           Number        Current          Current     Current     Total         Average
Distribution                                         of            Principal        Principal   Principal   Original      Current
by Balance                                           Receivables   Balance          Balance     Balance     Balance       Coupon
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
California                                                   158   104,591,034.01       34.86     661,969   104,603,063      5.834
New York                                                      94    68,032,665.17       22.68     723,752    68,053,918      5.717
Florida                                                       65    42,418,590.93       14.14     652,594    42,438,817      5.821
Connecticut                                                   16    16,012,368.10        5.34   1,000,773    16,014,950      5.723
New Jersey                                                    17    10,802,790.58        3.60     635,458    10,804,972      5.646
Massachusetts                                                 15     9,156,968.20        3.05     610,465     9,160,000      5.779
Texas                                                          9     6,483,457.97        2.16     720,384     6,487,950      5.616
Maryland                                                       9     5,684,156.12        1.89     631,573     5,684,900      5.700
Virginia                                                       9     5,202,024.81        1.73     578,003     5,202,400      5.705
Washington                                                     7     4,158,612.00        1.39     594,087     4,158,612      5.776
Colorado                                                       7     3,424,700.00        1.14     489,243     3,424,700      5.891
Arizona                                                        7     3,307,377.31        1.10     472,482     3,309,300      5.767
Ohio                                                           6     3,247,417.94        1.08     541,236     3,248,100      5.508
Oregon                                                         4     2,799,174.49        0.93     699,794     2,800,196      5.767
Nevada                                                         4     2,045,599.64        0.68     511,400     2,045,600      5.883
Michigan                                                       3     2,033,040.00        0.68     677,680     2,033,040      5.943
District of Columbia                                           2     1,741,977.97        0.58     870,989     1,742,500      5.572
Illinois                                                       3     1,585,371.87        0.53     528,457     1,585,920      5.710
North Carolina                                                 4     1,448,750.00        0.48     362,188     1,448,750      5.764
Hawaii                                                         2     1,064,000.00        0.35     532,000     1,064,000      5.553
Pennsylvania                                                   2       935,820.00        0.31     467,910       935,820      5.449
Rhode Island                                                   1       900,000.00        0.30     900,000       900,000      5.875
Minnesota                                                      1       883,736.03        0.29     883,736       888,600      6.250
Utah                                                           1       800,000.00        0.27     800,000       800,000      6.000
New Hampshire                                                  1       504,310.46        0.17     504,310       504,813      6.000
Arkansas                                                       1       384,000.00        0.13     384,000       384,000      5.875
Delaware                                                       1       361,120.30        0.12     361,120       361,516      5.500
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Total:                                                       449   300,009,063.90      100.00     668,172   300,086,437      5.775
--------------------------------------------------   -----------   --------------   ---------   ---------   -----------   --------
Number of States Represented: 27

                                                                                      Weighted   Weighted    Weighted
                                                     Weighted              Weighted   Average    Average     Average     Weighted
Geographic                                           Average    Weighted   Average    Months     Stated      Stated      Average
Distribution                                         Net        Average    Maximum    to         Original    Remaining   Original
by Balance                                           Coupon     Margin     Rate       Roll       Term        Term        LTV
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
California                                              5.568      2.289     10.834        120       360.0       359.6      66.37
New York                                                5.451      2.305     10.717        119       360.0       359.4      64.19
Florida                                                 5.555      2.302     10.821        119       360.0       358.9      65.60
Connecticut                                             5.457      2.372     10.723        119       360.0       359.3      60.37
New Jersey                                              5.380      2.284     10.646        120       360.0       359.7      68.38
Massachusetts                                           5.513      2.250     10.779        119       360.0       359.4      66.55
Texas                                                   5.350      2.303     10.616        119       360.0       359.2      65.88
Maryland                                                5.434      2.250     10.700        119       360.0       359.3      71.31
Virginia                                                5.439      2.250     10.705        119       360.0       359.3      69.64
Washington                                              5.510      2.250     10.776        120       360.0       359.5      78.32
Colorado                                                5.625      2.250     10.891        120       360.0       359.7      65.28
Arizona                                                 5.501      2.250     10.767        119       360.0       359.1      66.20
Ohio                                                    5.242      2.250     10.508        119       360.0       359.5      73.61
Oregon                                                  5.501      2.250     10.767        120       360.0       359.6      71.43
Nevada                                                  5.617      2.250     10.883        120       360.0       359.7      65.01
Michigan                                                5.677      2.250     10.943        120       360.0       359.7      80.00
District of Columbia                                    5.306      2.428     10.572        119       360.0       359.0      67.31
Illinois                                                5.444      2.250     10.710        120       360.0       359.7      69.74
North Carolina                                          5.498      2.250     10.764        120       360.0       359.6      78.65
Hawaii                                                  5.287      2.250     10.553        120       360.0       360.0      60.08
Pennsylvania                                            5.183      2.250     10.449        120       360.0       360.0      80.00
Rhode Island                                            5.609      2.250     10.875        120       360.0       360.0      40.91
Minnesota                                               5.984      2.250     11.250        119       360.0       359.0      74.05
Utah                                                    5.734      2.250     11.000        120       360.0       360.0      66.67
New Hampshire                                           5.734      2.250     11.000        119       360.0       359.0      89.66
Arkansas                                                5.609      2.250     10.875        120       360.0       360.0      80.00
Delaware                                                5.234      2.250     10.500        119       360.0       359.0      80.00
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Total:                                                  5.509      2.293     10.775        119       360.0       359.4      66.15
--------------------------------------------------   --------   --------   --------   --------   ---------   ---------   --------
Number of States Represented: 27



Geographic                                           %         %          %
Distribution                                         Cashout   Owner      Full-ALT   Percent   FICO
by Balance                                           Refi      Occupied   Doc        SFR-PUD   Score
--------------------------------------------------   -------   --------   --------   -------   -----
California                                              23.8       97.5      100.0      87.0   748.2
New York                                                30.7       94.4      100.0      56.1   741.2
Florida                                                 27.9       79.6       97.3      87.4   733.4
Connecticut                                             18.4      100.0      100.0     100.0   734.1
New Jersey                                               0.0       75.2      100.0      54.8   741.6
Massachusetts                                           28.7       87.3      100.0      85.0   712.6
Texas                                                    0.0       94.2      100.0     100.0   753.9
Maryland                                                19.3       76.2      100.0      92.5   751.9
Virginia                                                36.4       89.9      100.0     100.0   754.7
Washington                                              26.5      100.0      100.0      82.1   758.7
Colorado                                                15.5       52.7      100.0     100.0   753.8
Arizona                                                 29.2      100.0      100.0     100.0   728.6
Ohio                                                    19.6      100.0      100.0     100.0   747.5
Oregon                                                   4.4      100.0      100.0      71.4   713.2
Nevada                                                   0.0      100.0      100.0     100.0   740.0
Michigan                                                 0.0       54.7      100.0     100.0   717.5
District of Columbia                                     0.0      100.0      100.0     100.0   714.2
Illinois                                                33.1       33.1      100.0      68.2   714.5
North Carolina                                          55.5      100.0      100.0     100.0   745.9
Hawaii                                                   0.0       59.6      100.0      59.6   765.1
Pennsylvania                                             0.0      100.0      100.0     100.0   749.5
Rhode Island                                             0.0        0.0      100.0     100.0   660.0
Minnesota                                                0.0      100.0      100.0     100.0   672.0
Utah                                                     0.0        0.0      100.0     100.0   749.0
New Hampshire                                            0.0      100.0      100.0     100.0   674.0
Arkansas                                                 0.0      100.0      100.0     100.0   759.0
Delaware                                                 0.0      100.0      100.0     100.0   665.0
--------------------------------------------------   -------   --------   --------   -------   -----
Total:                                                  23.7       91.0       99.6      80.7   741.2
--------------------------------------------------   -------   --------   --------   -------   -----
Number of States Represented: 27


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:46                  Page 12 of 12

CHASE SECURITIES

                               Deal Summary Report                      chf05a2c


Settlement     30-Dec-2005
1st Pay Date   25-Jan-2006

       Assumptions
Prepay              25 CPR
Default              0 CDR
Recovery          0 months
Severity                 0%

                   Collateral
Balance             WAC     WAM   Age   WAL    Dur
$1,075,000,000.00   5.692   359     1   3.42

Tranche  Balance         Coupon  Principal      Avg   Dur  Yield  Spread  Bench  Price  $@1bp  Accrued  NetNet  Dated      Notes
Name                             Window         Life              bp             %             Int(M)   (MM)    Date
-------  --------------  ------  -------------  ----  ---  -----  ------  -----  -----  -----  -------  ------  ---------  -----
10Y      288,750,000.00   5.471  01/06 - 11/15  3.17                                                            01-Dec-05  WAC
SUBS      40,312,500.00   5.426  01/06 - 11/35  6.03                                                            01-Dec-05  WAC
5Y       514,937,500.00   5.413  01/06 - 11/10  2.57                                                            01-Dec-05  WAC
7Y       231,000,000.00   5.398  01/06 - 11/12  2.91                                                            01-Dec-05  WAC

Yield Curve                                       swap curve
Mat   3MO     6MO     2YR    5YR    10YR   30YR   3mo        6mo        1yr        2yr     3yr     4yr        5yr        7yr
---   -----   -----   ----   ----   ----   ----   --------   --------   --------   -----   -----   --------   --------   --------
Yld   3.855   4.161   4.36   4.38   4.45   4.65   4.417870   4.606770   4.808420   4.845   4.875   4.902725   4.933500   4.979226

The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

Chase 2005-A2                                        J.P. Morgan Securities Inc.
                                                                     414 records
CHASE2005-A2 POOL2

================================================================================

Summary Statistics
--------------------------------------------------------------------------------
Number of Recievables: 414
Aggregate Current Balance: $240,005,176.58
Range of Current Balance: $151,999.99 to $2,000,000.00
Average Current Balance: $579,722.65
Aggregate Original Balance: $240,080,193
Range of Original Balances: $152,000.00 to $2,000,000.00
Average Original Balance: $579,904
Weighted Average Original Coupon: 5.695%
Range of Original Coupons: 4.63% to 6.75%
Weighted Average Current Coupon: 5.695%
Range of Current Coupons: 4.63% to 6.75%
Weighted Average Margin: 2.272%
Range of Margins: 2.25% to 2.50%
Weighted Average Servicing Fee: 0.266%
Range of Servicing Fees: 0.27% to 0.27%
Weighted Average Current Net Coupon: 5.429%
Range of Current Net Coupons: 4.36% to 6.48%
Weighted Average Maximum Rate: 10.695%
Range of Maximum Rates: 9.63% to 11.75%
Weighted Average Months to Roll: 83
Weighted Average Stated Original Term: 359.98 months
Range of Stated Original Term: 351 months to 360 months
Weighted Average Stated Remaining Term:               359.23 months
Range of Stated Remaining Term: 344 months to 360 months
Weighted Average Stated Original IO Term:             84.00 months
Range of Stated Original IO Term: 0 months to 84 months
Weighted Average Original LTV: 70.23%
Percent Purchase: 63.4%
Percent Cash-Out Refinance: 19.9%
Percent Owner Occupied: 94.3%
Percent Full-Alt Documentation: 100.0%
Percent SFR - PUD: 80.9%
Percent Conforming Balance: 2.1%
Percent Interest Only: 75.3%
Percent Adjustable: 100.0%
Weighted Average FICO Score: 741.1
Top 5 States: CA(40%),FL(21%),NY(7%),MD(6%),VA(5%)
Cap Structure: 5/2/ 5(100%)

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Product                             Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
ARM - 7 Year/1 Year                          92      59,287,880.01       24.70       644,433    59,339,145      5.655      5.389
ARM - 7 Year/1 Year Interest Only           322     180,717,296.57       75.30       561,234   180,741,048      5.708      5.442
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Product                              Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
ARM - 7 Year/1 Year                    2.290     10.655            83      359.9       359.2      69.31       19.1       98.7
ARM - 7 Year/1 Year Interest Only      2.267     10.708            83      360.0       359.2      70.53       20.2       92.9
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Product                               Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
ARM - 7 Year/1 Year                    100.0       84.1      736.4
ARM - 7 Year/1 Year Interest Only      100.0       79.8      742.6
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 1  of  12

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Index Type                          Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Libor - 1 Year                              414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Index Type                           Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Libor - 1 Year                         2.272     10.695            83      360.0       359.2      70.23       19.9       94.3
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3
                                       %
                                    Full-ALT   Percent      FICO
Index Type                            Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
Libor - 1 Year                         100.0       80.9      741.1
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Interest Only                       Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Yes                                         322     180,717,296.57       75.30       561,234   180,741,048      5.708      5.442
No                                           92      59,287,880.01       24.70       644,433    59,339,145      5.655      5.389
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Interest Only                        Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Yes                                    2.267     10.708            83      360.0       359.2      70.53       20.2       92.9
No                                     2.290     10.655            83      359.9       359.2      69.31       19.1       98.7
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Interest Only                         Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
Yes                                    100.0       79.8      742.6
No                                     100.0       84.1      736.4
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Servicing Fee (%)                   Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
0.266                                       414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Servicing Fee (%)                    Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
0.266                                  2.272     10.695            83      360.0       359.2      70.23       19.9       94.3
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Servicing Fee (%)                     Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
0.266                                  100.0       80.9      741.1
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

Minimum: 0.2660
Maximum: 0.2660
Weighted Average: 0.2660

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Margin (%)                          Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
2.250                                       400     218,419,946.79       91.01       546,050   218,488,693      5.712      5.446
2.500                                        14      21,585,229.79        8.99     1,541,802    21,591,500      5.523      5.257
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Margin (%)                           Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
2.250                                  2.250     10.712            83      360.0       359.2      71.48       20.6       93.7
2.500                                  2.500     10.523            83      360.0       359.3      57.57       13.0      100.0
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Margin (%)                            Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
2.250                                  100.0       80.5      741.3
2.500                                  100.0       84.2      739.1
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

Minimum: 2.2500
Maximum: 2.5000
Weighted Average: 2.2725


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 2  of  12

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Maximum Mortgage Rates (%)          Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
9.601 to 9.700                                3       1,790,800.00        0.75       596,933     1,790,800      4.625      4.359
9.701 to 9.800                                1         436,000.00        0.18       436,000       436,000      4.800      4.534
9.801 to 9.900                                2       1,024,738.44        0.43       512,369     1,026,000      4.875      4.609
9.901 to 10.000                               2       1,672,800.00        0.70       836,400     1,672,800      5.000      4.734
10.101 to 10.200                              7       4,210,199.98        1.75       601,457     4,210,200      5.125      4.859
10.201 to 10.300                             22      13,785,870.61        5.74       626,630    13,787,926      5.250      4.984
10.301 to 10.400                             34      23,689,470.47        9.87       696,749    23,701,560      5.375      5.109
10.401 to 10.500                             51      31,265,144.79       13.03       613,042    31,279,977      5.500      5.234
10.601 to 10.700                             62      34,257,096.12       14.27       552,534    34,271,153      5.625      5.359
10.701 to 10.800                             78      42,907,795.17       17.88       550,100    42,915,989      5.750      5.484
10.801 to 10.900                             73      42,606,015.86       17.75       583,644    42,618,174      5.875      5.609
10.901 to 11.000                             35      19,379,088.93        8.07       553,688    19,386,760      6.000      5.734
11.101 to 11.200                             20      11,371,074.90        4.74       568,554    11,373,622      6.125      5.859
11.201 to 11.300                             12       5,816,080.96        2.42       484,673     5,816,182      6.250      5.984
11.301 to 11.400                              3       1,326,250.00        0.55       442,083     1,326,250      6.375      6.109
11.401 to 11.500                              6       2,771,400.35        1.15       461,900     2,771,450      6.500      6.234
11.601 to 11.700                              2       1,143,350.00        0.48       571,675     1,143,350      6.625      6.359
11.701 to 11.800                              1         552,000.00        0.23       552,000       552,000      6.750      6.484
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Maximum Mortgage Rates (%)           Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
9.601 to 9.700                         2.250      9.625            84      360.0       360.0      72.83        0.0      100.0
9.701 to 9.800                         2.250      9.800            84      360.0       360.0      80.00        0.0      100.0
9.801 to 9.900                         2.250      9.875            83      360.0       359.0      67.82       52.2      100.0
9.901 to 10.000                        2.250     10.000            83      360.0       359.0      62.06        0.0      100.0
10.101 to 10.200                       2.325     10.125            83      360.0       359.5      66.44       30.3      100.0
10.201 to 10.300                       2.311     10.250            83      360.0       359.4      69.74       13.6      100.0
10.301 to 10.400                       2.309     10.375            83      360.0       359.1      66.12        8.7       97.7
10.401 to 10.500                       2.275     10.500            83      360.0       359.1      72.07       18.3       93.7
10.601 to 10.700                       2.259     10.625            83      360.0       358.9      68.69       11.4       94.1
10.701 to 10.800                       2.270     10.750            83      360.0       359.3      69.31       24.5       95.1
10.801 to 10.900                       2.262     10.875            83      360.0       359.3      72.66       26.5       89.9
10.901 to 11.000                       2.269     11.000            83      359.8       359.2      70.22       28.1       90.7
11.101 to 11.200                       2.250     11.125            84      360.0       359.5      71.50        9.4       94.7
11.201 to 11.300                       2.250     11.250            84      360.0       359.7      76.13       32.6      100.0
11.301 to 11.400                       2.250     11.375            84      360.0       359.7      65.34       37.7      100.0
11.401 to 11.500                       2.250     11.500            84      360.0       359.8      74.40       59.8      100.0
11.601 to 11.700                       2.250     11.625            84      360.0       360.0      70.53        0.0       65.6
11.701 to 11.800                       2.250     11.750            83      360.0       359.0      80.00        0.0      100.0
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Maximum Mortgage Rates (%)            Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
9.601 to 9.700                         100.0       79.0      777.5
9.701 to 9.800                         100.0      100.0      725.0
9.801 to 9.900                         100.0      100.0      729.8
9.901 to 10.000                        100.0      100.0      735.5
10.101 to 10.200                       100.0       88.7      744.2
10.201 to 10.300                       100.0       76.4      743.5
10.301 to 10.400                       100.0       79.9      752.7
10.401 to 10.500                       100.0       83.2      743.8
10.601 to 10.700                       100.0       81.1      739.1
10.701 to 10.800                       100.0       84.3      745.8
10.801 to 10.900                       100.0       81.5      736.8
10.901 to 11.000                       100.0       79.2      728.0
11.101 to 11.200                       100.0       65.0      740.6
11.201 to 11.300                       100.0       62.6      727.7
11.301 to 11.400                       100.0      100.0      728.2
11.401 to 11.500                       100.0       93.8      714.3
11.601 to 11.700                       100.0       65.6      746.0
11.701 to 11.800                       100.0      100.0      788.0
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

Minimum: 9.6250
Maximum: 11.7500
Weighted Average: 10.6947

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Next Rate Adjustment Date           Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
2012-05-01                                    1         420,820.30        0.18       420,820       424,160      6.000      5.734
2012-07-01                                    2       1,137,900.00        0.47       568,950     1,137,900      5.732      5.466
2012-10-01                                   44      25,946,156.29       10.81       589,685    25,968,149      5.618      5.352
2012-11-01                                  209     120,713,182.99       50.30       577,575   120,762,867      5.673      5.407
2012-12-01                                  157      91,395,567.00       38.08       582,137    91,395,567      5.742      5.476
2012-12-05                                    1         391,550.00        0.16       391,550       391,550      6.000      5.734
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Next Rate Adjustment Date            Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
2012-05-01                             2.250     11.000            77      351.0       344.0      84.90        0.0      100.0
2012-07-01                             2.250     10.732            79      360.0       355.0      77.83        0.0      100.0
2012-10-01                             2.288     10.618            82      360.0       358.0      70.43       10.8       92.7
2012-11-01                             2.267     10.673            83      360.0       359.0      69.81       18.9       95.9
2012-12-01                             2.276     10.742            84      360.0       360.0      70.53       24.2       92.5
2012-12-05                             2.250     11.000            84      360.0       360.0      79.99        0.0      100.0
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Next Rate Adjustment Date             Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
2012-05-01                             100.0      100.0      641.0
2012-07-01                             100.0      100.0      743.4
2012-10-01                             100.0       83.2      738.0
2012-11-01                             100.0       86.1      742.9
2012-12-01                             100.0       73.3      740.0
2012-12-05                             100.0        0.0      748.0
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

Minimum: 2012-05-01
Maximum: 2012-12-05
Weighted Average: 2012-11-08


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 3  of  12

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Months to Next Rate Adjustment      Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
75 to 77                                      1         420,820.30        0.18       420,820       424,160      6.000      5.734
78 to 80                                      2       1,137,900.00        0.47       568,950     1,137,900      5.732      5.466
81 to 83                                    253     146,659,339.28       61.11       579,681   146,731,016      5.663      5.397
84 to 86                                    158      91,787,117.00       38.24       580,931    91,787,117      5.743      5.477
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Months to Next Rate Adjustment       Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
75 to 77                               2.250     11.000            77      351.0       344.0      84.90        0.0      100.0
78 to 80                               2.250     10.732            79      360.0       355.0      77.83        0.0      100.0
81 to 83                               2.271     10.663            83      360.0       358.8      69.92       17.5       95.4
84 to 86                               2.276     10.743            84      360.0       360.0      70.58       24.1       92.5
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Months to Next Rate Adjustment        Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
75 to 77                               100.0      100.0      641.0
78 to 80                               100.0      100.0      743.4
81 to 83                               100.0       85.6      742.0
84 to 86                               100.0       73.0      740.0
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

Minimum: 77
Maximum: 84
Weighted Average: 83.2

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Original Term                       Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
351                                           1         420,820.30        0.18       420,820       424,160      6.000      5.734
360                                         413     239,584,356.28       99.82       580,107   239,656,033      5.694      5.428
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Original Term                        Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
351                                    2.250     11.000            77      351.0       344.0      84.90        0.0      100.0
360                                    2.273     10.694            83      360.0       359.3      70.21       19.9       94.3
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Original Term                         Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
351                                    100.0      100.0      641.0
360                                    100.0       80.8      741.3
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

Minimum: 351
Maximum: 360
Weighted Average: 360.0

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Seasoning                           Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
<= 0                                        158      91,787,117.00       38.24       580,931    91,787,117      5.743      5.477
1 to 3                                      253     146,659,339.28       61.11       579,681   146,731,016      5.663      5.397
4 to 6                                        2       1,137,900.00        0.47       568,950     1,137,900      5.732      5.466
7 to 9                                        1         420,820.30        0.18       420,820       424,160      6.000      5.734
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Seasoning                            Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
<= 0                                   2.276     10.743            84      360.0       360.0      70.58       24.1       92.5
1 to 3                                 2.271     10.663            83      360.0       358.8      69.92       17.5       95.4
4 to 6                                 2.250     10.732            79      360.0       355.0      77.83        0.0      100.0
7 to 9                                 2.250     11.000            77      351.0       344.0      84.90        0.0      100.0
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Seasoning                             Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
<= 0                                   100.0       73.0      740.0
1 to 3                                 100.0       85.6      742.0
4 to 6                                 100.0      100.0      743.4
7 to 9                                 100.0      100.0      641.0
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

Minimum: 0
Maximum: 7
Weighted Average: 0.8


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 4  of  12

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
Remaining Term                          of           Principal       Principal    Principal     Original     Current      Net
to Stated Maturity                  Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
337 to 348                                    1         420,820.30        0.18       420,820       424,160      6.000      5.734
349 to 360                                  413     239,584,356.28       99.82       580,107   239,656,033      5.694      5.428
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
Remaining Term                      Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
to Stated Maturity                   Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
337 to 348                             2.250     11.000            77      351.0       344.0      84.90        0.0      100.0
349 to 360                             2.273     10.694            83      360.0       359.3      70.21       19.9       94.3
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
Remaining Term                      Full-ALT   Percent      FICO
to Stated Maturity                    Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
337 to 348                             100.0      100.0      641.0
349 to 360                             100.0       80.8      741.3
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

Minimum: 344
Maximum: 360
Weighted Average: 359.2

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
First                                 Number          Current         Current      Current        Total      Average    Average
Payment                                 of           Principal       Principal    Principal     Original     Current      Net
Date                                Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
2005-06                                       1         420,820.30        0.18       420,820       424,160      6.000      5.734
2005-08                                       2       1,137,900.00        0.47       568,950     1,137,900      5.732      5.466
2005-11                                      44      25,946,156.29       10.81       589,685    25,968,149      5.618      5.352
2005-12                                     209     120,713,182.99       50.30       577,575   120,762,867      5.673      5.407
2006-01                                     158      91,787,117.00       38.24       580,931    91,787,117      5.743      5.477
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
First                               Weighted   Average      Months       Stated     Stated     Average       %          %
Payment                             Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Date                                 Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
2005-06                                2.250     11.000            77      351.0       344.0      84.90        0.0      100.0
2005-08                                2.250     10.732            79      360.0       355.0      77.83        0.0      100.0
2005-11                                2.288     10.618            82      360.0       358.0      70.43       10.8       92.7
2005-12                                2.267     10.673            83      360.0       359.0      69.81       18.9       95.9
2006-01                                2.276     10.743            84      360.0       360.0      70.58       24.1       92.5
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


First                                  %
Payment                             Full-ALT   Percent      FICO
Date                                  Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
2005-06                                100.0      100.0      641.0
2005-08                                100.0      100.0      743.4
2005-11                                100.0       83.2      738.0
2005-12                                100.0       86.1      742.9
2006-01                                100.0       73.0      740.0
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

Minimum: 2005-06-01
Maximum: 2006-01-05
Weighted Average: 2005-12-09

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
Maturity                                of           Principal       Principal    Principal     Original     Current      Net
Date                                Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
2034-08                                       1         420,820.30        0.18       420,820       424,160      6.000      5.734
2035-07                                       2       1,137,900.00        0.47       568,950     1,137,900      5.732      5.466
2035-10                                      44      25,946,156.29       10.81       589,685    25,968,149      5.618      5.352
2035-11                                     209     120,713,182.99       50.30       577,575   120,762,867      5.673      5.407
2035-12                                     158      91,787,117.00       38.24       580,931    91,787,117      5.743      5.477
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
Maturity                            Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Date                                 Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
2034-08                                2.250     11.000            77      351.0       344.0      84.90        0.0      100.0
2035-07                                2.250     10.732            79      360.0       355.0      77.83        0.0      100.0
2035-10                                2.288     10.618            82      360.0       358.0      70.43       10.8       92.7
2035-11                                2.267     10.673            83      360.0       359.0      69.81       18.9       95.9
2035-12                                2.276     10.743            84      360.0       360.0      70.58       24.1       92.5
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
Maturity                            Full-ALT   Percent      FICO
Date                                  Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
2034-08                                100.0      100.0      641.0
2035-07                                100.0      100.0      743.4
2035-10                                100.0       83.2      738.0
2035-11                                100.0       86.1      742.9
2035-12                                100.0       73.0      740.0
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

Minimum: 2034-08-01
Maximum: 2035-12-05
Weighted Average: 2035-11-08


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 5  of  12

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Original Rates (%)                  Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
4.601 to 4.700                                3       1,790,800.00        0.75       596,933     1,790,800      4.625      4.359
4.701 to 4.800                                1         436,000.00        0.18       436,000       436,000      4.800      4.534
4.801 to 4.900                                2       1,024,738.44        0.43       512,369     1,026,000      4.875      4.609
4.901 to 5.000                                2       1,672,800.00        0.70       836,400     1,672,800      5.000      4.734
5.101 to 5.200                                7       4,210,199.98        1.75       601,457     4,210,200      5.125      4.859
5.201 to 5.300                               22      13,785,870.61        5.74       626,630    13,787,926      5.250      4.984
5.301 to 5.400                               34      23,689,470.47        9.87       696,749    23,701,560      5.375      5.109
5.401 to 5.500                               51      31,265,144.79       13.03       613,042    31,279,977      5.500      5.234
5.601 to 5.700                               62      34,257,096.12       14.27       552,534    34,271,153      5.625      5.359
5.701 to 5.800                               78      42,907,795.17       17.88       550,100    42,915,989      5.750      5.484
5.801 to 5.900                               73      42,606,015.86       17.75       583,644    42,618,174      5.875      5.609
5.901 to 6.000                               35      19,379,088.93        8.07       553,688    19,386,760      6.000      5.734
6.101 to 6.200                               20      11,371,074.90        4.74       568,554    11,373,622      6.125      5.859
6.201 to 6.300                               12       5,816,080.96        2.42       484,673     5,816,182      6.250      5.984
6.301 to 6.400                                3       1,326,250.00        0.55       442,083     1,326,250      6.375      6.109
6.401 to 6.500                                6       2,771,400.35        1.15       461,900     2,771,450      6.500      6.234
6.601 to 6.700                                2       1,143,350.00        0.48       571,675     1,143,350      6.625      6.359
6.701 to 6.800                                1         552,000.00        0.23       552,000       552,000      6.750      6.484
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Original Rates (%)                   Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
4.601 to 4.700                         2.250      9.625            84      360.0       360.0      72.83        0.0      100.0
4.701 to 4.800                         2.250      9.800            84      360.0       360.0      80.00        0.0      100.0
4.801 to 4.900                         2.250      9.875            83      360.0       359.0      67.82       52.2      100.0
4.901 to 5.000                         2.250     10.000            83      360.0       359.0      62.06        0.0      100.0
5.101 to 5.200                         2.325     10.125            83      360.0       359.5      66.44       30.3      100.0
5.201 to 5.300                         2.311     10.250            83      360.0       359.4      69.74       13.6      100.0
5.301 to 5.400                         2.309     10.375            83      360.0       359.1      66.12        8.7       97.7
5.401 to 5.500                         2.275     10.500            83      360.0       359.1      72.07       18.3       93.7
5.601 to 5.700                         2.259     10.625            83      360.0       358.9      68.69       11.4       94.1
5.701 to 5.800                         2.270     10.750            83      360.0       359.3      69.31       24.5       95.1
5.801 to 5.900                         2.262     10.875            83      360.0       359.3      72.66       26.5       89.9
5.901 to 6.000                         2.269     11.000            83      359.8       359.2      70.22       28.1       90.7
6.101 to 6.200                         2.250     11.125            84      360.0       359.5      71.50        9.4       94.7
6.201 to 6.300                         2.250     11.250            84      360.0       359.7      76.13       32.6      100.0
6.301 to 6.400                         2.250     11.375            84      360.0       359.7      65.34       37.7      100.0
6.401 to 6.500                         2.250     11.500            84      360.0       359.8      74.40       59.8      100.0
6.601 to 6.700                         2.250     11.625            84      360.0       360.0      70.53        0.0       65.6
6.701 to 6.800                         2.250     11.750            83      360.0       359.0      80.00        0.0      100.0
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Original Rates (%)                    Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
4.601 to 4.700                         100.0       79.0      777.5
4.701 to 4.800                         100.0      100.0      725.0
4.801 to 4.900                         100.0      100.0      729.8
4.901 to 5.000                         100.0      100.0      735.5
5.101 to 5.200                         100.0       88.7      744.2
5.201 to 5.300                         100.0       76.4      743.5
5.301 to 5.400                         100.0       79.9      752.7
5.401 to 5.500                         100.0       83.2      743.8
5.601 to 5.700                         100.0       81.1      739.1
5.701 to 5.800                         100.0       84.3      745.8
5.801 to 5.900                         100.0       81.5      736.8
5.901 to 6.000                         100.0       79.2      728.0
6.101 to 6.200                         100.0       65.0      740.6
6.201 to 6.300                         100.0       62.6      727.7
6.301 to 6.400                         100.0      100.0      728.2
6.401 to 6.500                         100.0       93.8      714.3
6.601 to 6.700                         100.0       65.6      746.0
6.701 to 6.800                         100.0      100.0      788.0
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

Minimum: 4.6250
Maximum: 6.7500
Weighted Average: 5.6946

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Current Rates (%)                   Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
4.601 to 4.700                                3       1,790,800.00        0.75       596,933     1,790,800      4.625      4.359
4.701 to 4.800                                1         436,000.00        0.18       436,000       436,000      4.800      4.534
4.801 to 4.900                                2       1,024,738.44        0.43       512,369     1,026,000      4.875      4.609
4.901 to 5.000                                2       1,672,800.00        0.70       836,400     1,672,800      5.000      4.734
5.101 to 5.200                                7       4,210,199.98        1.75       601,457     4,210,200      5.125      4.859
5.201 to 5.300                               22      13,785,870.61        5.74       626,630    13,787,926      5.250      4.984
5.301 to 5.400                               34      23,689,470.47        9.87       696,749    23,701,560      5.375      5.109
5.401 to 5.500                               51      31,265,144.79       13.03       613,042    31,279,977      5.500      5.234
5.601 to 5.700                               62      34,257,096.12       14.27       552,534    34,271,153      5.625      5.359
5.701 to 5.800                               78      42,907,795.17       17.88       550,100    42,915,989      5.750      5.484
5.801 to 5.900                               73      42,606,015.86       17.75       583,644    42,618,174      5.875      5.609
5.901 to 6.000                               35      19,379,088.93        8.07       553,688    19,386,760      6.000      5.734
6.101 to 6.200                               20      11,371,074.90        4.74       568,554    11,373,622      6.125      5.859
6.201 to 6.300                               12       5,816,080.96        2.42       484,673     5,816,182      6.250      5.984
6.301 to 6.400                                3       1,326,250.00        0.55       442,083     1,326,250      6.375      6.109
6.401 to 6.500                                6       2,771,400.35        1.15       461,900     2,771,450      6.500      6.234
6.601 to 6.700                                2       1,143,350.00        0.48       571,675     1,143,350      6.625      6.359
6.701 to 6.800                                1         552,000.00        0.23       552,000       552,000      6.750      6.484
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Current Rates (%)                    Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
4.601 to 4.700                         2.250      9.625            84      360.0       360.0      72.83        0.0      100.0
4.701 to 4.800                         2.250      9.800            84      360.0       360.0      80.00        0.0      100.0
4.801 to 4.900                         2.250      9.875            83      360.0       359.0      67.82       52.2      100.0
4.901 to 5.000                         2.250     10.000            83      360.0       359.0      62.06        0.0      100.0
5.101 to 5.200                         2.325     10.125            83      360.0       359.5      66.44       30.3      100.0
5.201 to 5.300                         2.311     10.250            83      360.0       359.4      69.74       13.6      100.0
5.301 to 5.400                         2.309     10.375            83      360.0       359.1      66.12        8.7       97.7
5.401 to 5.500                         2.275     10.500            83      360.0       359.1      72.07       18.3       93.7
5.601 to 5.700                         2.259     10.625            83      360.0       358.9      68.69       11.4       94.1
5.701 to 5.800                         2.270     10.750            83      360.0       359.3      69.31       24.5       95.1
5.801 to 5.900                         2.262     10.875            83      360.0       359.3      72.66       26.5       89.9
5.901 to 6.000                         2.269     11.000            83      359.8       359.2      70.22       28.1       90.7
6.101 to 6.200                         2.250     11.125            84      360.0       359.5      71.50        9.4       94.7
6.201 to 6.300                         2.250     11.250            84      360.0       359.7      76.13       32.6      100.0
6.301 to 6.400                         2.250     11.375            84      360.0       359.7      65.34       37.7      100.0
6.401 to 6.500                         2.250     11.500            84      360.0       359.8      74.40       59.8      100.0
6.601 to 6.700                         2.250     11.625            84      360.0       360.0      70.53        0.0       65.6
6.701 to 6.800                         2.250     11.750            83      360.0       359.0      80.00        0.0      100.0
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Current Rates (%)                     Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
4.601 to 4.700                         100.0       79.0      777.5
4.701 to 4.800                         100.0      100.0      725.0
4.801 to 4.900                         100.0      100.0      729.8
4.901 to 5.000                         100.0      100.0      735.5
5.101 to 5.200                         100.0       88.7      744.2
5.201 to 5.300                         100.0       76.4      743.5
5.301 to 5.400                         100.0       79.9      752.7
5.401 to 5.500                         100.0       83.2      743.8
5.601 to 5.700                         100.0       81.1      739.1
5.701 to 5.800                         100.0       84.3      745.8
5.801 to 5.900                         100.0       81.5      736.8
5.901 to 6.000                         100.0       79.2      728.0
6.101 to 6.200                         100.0       65.0      740.6
6.201 to 6.300                         100.0       62.6      727.7
6.301 to 6.400                         100.0      100.0      728.2
6.401 to 6.500                         100.0       93.8      714.3
6.601 to 6.700                         100.0       65.6      746.0
6.701 to 6.800                         100.0      100.0      788.0
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

Minimum: 4.6250
Maximum: 6.7500
Weighted Average: 5.6947


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 6  of  12

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Net Rates (%)                       Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
4.301 to 4.400                                3       1,790,800.00        0.75       596,933     1,790,800      4.625      4.359
4.501 to 4.600                                1         436,000.00        0.18       436,000       436,000      4.800      4.534
4.601 to 4.700                                2       1,024,738.44        0.43       512,369     1,026,000      4.875      4.609
4.701 to 4.800                                2       1,672,800.00        0.70       836,400     1,672,800      5.000      4.734
4.801 to 4.900                                7       4,210,199.98        1.75       601,457     4,210,200      5.125      4.859
4.901 to 5.000                               22      13,785,870.61        5.74       626,630    13,787,926      5.250      4.984
5.101 to 5.200                               34      23,689,470.47        9.87       696,749    23,701,560      5.375      5.109
5.201 to 5.300                               51      31,265,144.79       13.03       613,042    31,279,977      5.500      5.234
5.301 to 5.400                               62      34,257,096.12       14.27       552,534    34,271,153      5.625      5.359
5.401 to 5.500                               78      42,907,795.17       17.88       550,100    42,915,989      5.750      5.484
5.601 to 5.700                               73      42,606,015.86       17.75       583,644    42,618,174      5.875      5.609
5.701 to 5.800                               35      19,379,088.93        8.07       553,688    19,386,760      6.000      5.734
5.801 to 5.900                               20      11,371,074.90        4.74       568,554    11,373,622      6.125      5.859
5.901 to 6.000                               12       5,816,080.96        2.42       484,673     5,816,182      6.250      5.984
6.101 to 6.200                                3       1,326,250.00        0.55       442,083     1,326,250      6.375      6.109
6.201 to 6.300                                6       2,771,400.35        1.15       461,900     2,771,450      6.500      6.234
6.301 to 6.400                                2       1,143,350.00        0.48       571,675     1,143,350      6.625      6.359
6.401 to 6.500                                1         552,000.00        0.23       552,000       552,000      6.750      6.484
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Net Rates (%)                        Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
4.301 to 4.400                         2.250      9.625            84      360.0       360.0      72.83        0.0      100.0
4.501 to 4.600                         2.250      9.800            84      360.0       360.0      80.00        0.0      100.0
4.601 to 4.700                         2.250      9.875            83      360.0       359.0      67.82       52.2      100.0
4.701 to 4.800                         2.250     10.000            83      360.0       359.0      62.06        0.0      100.0
4.801 to 4.900                         2.325     10.125            83      360.0       359.5      66.44       30.3      100.0
4.901 to 5.000                         2.311     10.250            83      360.0       359.4      69.74       13.6      100.0
5.101 to 5.200                         2.309     10.375            83      360.0       359.1      66.12        8.7       97.7
5.201 to 5.300                         2.275     10.500            83      360.0       359.1      72.07       18.3       93.7
5.301 to 5.400                         2.259     10.625            83      360.0       358.9      68.69       11.4       94.1
5.401 to 5.500                         2.270     10.750            83      360.0       359.3      69.31       24.5       95.1
5.601 to 5.700                         2.262     10.875            83      360.0       359.3      72.66       26.5       89.9
5.701 to 5.800                         2.269     11.000            83      359.8       359.2      70.22       28.1       90.7
5.801 to 5.900                         2.250     11.125            84      360.0       359.5      71.50        9.4       94.7
5.901 to 6.000                         2.250     11.250            84      360.0       359.7      76.13       32.6      100.0
6.101 to 6.200                         2.250     11.375            84      360.0       359.7      65.34       37.7      100.0
6.201 to 6.300                         2.250     11.500            84      360.0       359.8      74.40       59.8      100.0
6.301 to 6.400                         2.250     11.625            84      360.0       360.0      70.53        0.0       65.6
6.401 to 6.500                         2.250     11.750            83      360.0       359.0      80.00        0.0      100.0
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Net Rates (%)                         Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
4.301 to 4.400                         100.0       79.0      777.5
4.501 to 4.600                         100.0      100.0      725.0
4.601 to 4.700                         100.0      100.0      729.8
4.701 to 4.800                         100.0      100.0      735.5
4.801 to 4.900                         100.0       88.7      744.2
4.901 to 5.000                         100.0       76.4      743.5
5.101 to 5.200                         100.0       79.9      752.7
5.201 to 5.300                         100.0       83.2      743.8
5.301 to 5.400                         100.0       81.1      739.1
5.401 to 5.500                         100.0       84.3      745.8
5.601 to 5.700                         100.0       81.5      736.8
5.701 to 5.800                         100.0       79.2      728.0
5.801 to 5.900                         100.0       65.0      740.6
5.901 to 6.000                         100.0       62.6      727.7
6.101 to 6.200                         100.0      100.0      728.2
6.201 to 6.300                         100.0       93.8      714.3
6.301 to 6.400                         100.0       65.6      746.0
6.401 to 6.500                         100.0      100.0      788.0
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

Minimum: 4.3590
Maximum: 6.4840
Weighted Average: 5.4287

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Conforming Balance                  Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Jumbo                                       393     234,887,864.59       97.87       597,679   234,962,881      5.691      5.425
Conforming                                   21       5,117,311.99        2.13       243,682     5,117,312      5.844      5.578
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Conforming Balance                   Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Jumbo                                  2.273     10.691            83      360.0       359.2      70.01       18.7       94.2
Conforming                             2.250     10.844            83      360.0       359.4      80.28       73.5      100.0
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Conforming Balance                    Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
Jumbo                                  100.0       81.4      741.4
Conforming                             100.0       55.7      726.3
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 7  of  12

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Original Principal Balance ($)      Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
100,001 to 200,000                            5         862,799.99        0.36       172,560       862,800      5.964      5.698
200,001 to 300,000                           11       2,692,722.00        1.12       244,793     2,692,722      5.872      5.606
300,001 to 400,000                           62      23,394,973.12        9.75       377,338    23,401,116      5.725      5.459
400,001 to 500,000                          128      57,609,643.30       24.00       450,075    57,630,499      5.719      5.453
500,001 to 600,000                           76      41,635,382.86       17.35       547,834    41,643,007      5.710      5.444
600,001 to 700,000                           59      38,452,354.07       16.02       651,735    38,470,400      5.701      5.435
700,001 to 800,000                           17      12,785,767.01        5.33       752,104    12,792,782      5.727      5.461
800,001 to 900,000                           12      10,205,751.39        4.25       850,479    10,207,617      5.709      5.443
900,001 to 1,000,000                         18      17,665,521.48        7.36       981,418    17,670,500      5.605      5.339
1,000,001 to 1,100,000                       12      13,115,031.57        5.46     1,092,919    13,117,250      5.770      5.504
1,200,001 to 1,300,000                        3       3,833,762.14        1.60     1,277,921     3,836,500      5.376      5.110
1,300,001 to 1,400,000                        3       4,160,000.00        1.73     1,386,667     4,160,000      5.334      5.068
1,400,001 to 1,500,000                        4       5,933,506.74        2.47     1,483,377     5,935,000      5.655      5.389
1,600,001 to 1,700,000                        1       1,660,000.00        0.69     1,660,000     1,660,000      5.500      5.234
1,900,001 to 2,000,000                        3       5,997,960.91        2.50     1,999,320     6,000,000      5.625      5.359
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Original Principal Balance ($)       Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
100,001 to 200,000                     2.250     10.964            83      360.0       359.4      85.93       63.7      100.0
200,001 to 300,000                     2.250     10.872            84      360.0       359.6      77.93       72.7      100.0
300,001 to 400,000                     2.250     10.725            83      360.0       359.2      73.11       30.1       90.3
400,001 to 500,000                     2.250     10.719            83      359.9       359.1      71.32       28.5       96.0
500,001 to 600,000                     2.250     10.710            83      360.0       359.2      74.63       18.5       92.0
600,001 to 700,000                     2.250     10.701            83      360.0       359.3      73.79       12.0       94.9
700,001 to 800,000                     2.250     10.727            83      360.0       359.2      68.59        6.3      100.0
800,001 to 900,000                     2.250     10.709            83      360.0       359.3      67.60       16.1       91.9
900,001 to 1,000,000                   2.250     10.605            83      360.0       359.5      63.10       11.3       83.0
1,000,001 to 1,100,000                 2.250     10.770            83      360.0       359.0      67.45       16.8      100.0
1,200,001 to 1,300,000                 2.500     10.376            83      360.0       358.7      66.85        0.0      100.0
1,300,001 to 1,400,000                 2.500     10.334            83      360.0       359.3      55.65       33.2      100.0
1,400,001 to 1,500,000                 2.500     10.655            83      360.0       359.3      56.72       24.2      100.0
1,600,001 to 1,700,000                 2.500     10.500            83      360.0       359.0      60.36        0.0      100.0
1,900,001 to 2,000,000                 2.500     10.625            84      360.0       359.7      53.04        0.0      100.0
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Original Principal Balance ($)        Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
100,001 to 200,000                     100.0       43.8      738.1
200,001 to 300,000                     100.0       45.2      742.4
300,001 to 400,000                     100.0       75.7      741.8
400,001 to 500,000                     100.0       83.7      740.0
500,001 to 600,000                     100.0       85.3      743.6
600,001 to 700,000                     100.0       84.8      746.0
700,001 to 800,000                     100.0       64.4      725.3
800,001 to 900,000                     100.0       83.1      755.2
900,001 to 1,000,000                   100.0       77.4      742.0
1,000,001 to 1,100,000                 100.0       75.1      727.8
1,200,001 to 1,300,000                 100.0      100.0      749.8
1,300,001 to 1,400,000                 100.0       66.3      728.2
1,400,001 to 1,500,000                 100.0      100.0      743.5
1,600,001 to 1,700,000                 100.0      100.0      744.0
1,900,001 to 2,000,000                 100.0       66.7      734.3
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

Minimum: 152,000.00
Maximum: 2,000,000.00
Average: 579,903.85
Total: 240,080,193.00

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Current Principal Balance ($)       Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
100,000.01 to 200,000.00                      5         862,799.99        0.36       172,560       862,800      5.964      5.698
200,000.01 to 300,000.00                     11       2,692,722.00        1.12       244,793     2,692,722      5.872      5.606
300,000.01 to 400,000.00                     62      23,394,973.12        9.75       377,338    23,401,116      5.725      5.459
400,000.01 to 500,000.00                    129      58,109,221.16       24.21       450,459    58,130,599      5.720      5.454
500,000.01 to 600,000.00                     75      41,135,805.00       17.14       548,477    41,142,907      5.709      5.443
600,000.01 to 700,000.00                     59      38,452,354.07       16.02       651,735    38,470,400      5.701      5.435
700,000.01 to 800,000.00                     17      12,785,767.01        5.33       752,104    12,792,782      5.727      5.461
800,000.01 to 900,000.00                     12      10,205,751.39        4.25       850,479    10,207,617      5.709      5.443
900,000.01 to 1,000,000.00                   18      17,665,521.48        7.36       981,418    17,670,500      5.605      5.339
1,000,000.01 to 1,100,000.00                 12      13,115,031.57        5.46     1,092,919    13,117,250      5.770      5.504
1,200,000.01 to 1,300,000.00                  3       3,833,762.14        1.60     1,277,921     3,836,500      5.376      5.110
1,300,000.01 to 1,400,000.00                  3       4,160,000.00        1.73     1,386,667     4,160,000      5.334      5.068
1,400,000.01 to 1,500,000.00                  4       5,933,506.74        2.47     1,483,377     5,935,000      5.655      5.389
1,600,000.01 to 1,700,000.00                  1       1,660,000.00        0.69     1,660,000     1,660,000      5.500      5.234
1,900,000.01 to 2,000,000.00                  3       5,997,960.91        2.50     1,999,320     6,000,000      5.625      5.359
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Current Principal Balance ($)        Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
100,000.01 to 200,000.00               2.250     10.964            83      360.0       359.4      85.93       63.7      100.0
200,000.01 to 300,000.00               2.250     10.872            84      360.0       359.6      77.93       72.7      100.0
300,000.01 to 400,000.00               2.250     10.725            83      360.0       359.2      73.11       30.1       90.3
400,000.01 to 500,000.00               2.250     10.720            83      359.9       359.1      71.16       28.3       96.1
500,000.01 to 600,000.00               2.250     10.709            83      360.0       359.2      74.90       18.8       91.9
600,000.01 to 700,000.00               2.250     10.701            83      360.0       359.3      73.79       12.0       94.9
700,000.01 to 800,000.00               2.250     10.727            83      360.0       359.2      68.59        6.3      100.0
800,000.01 to 900,000.00               2.250     10.709            83      360.0       359.3      67.60       16.1       91.9
900,000.01 to 1,000,000.00             2.250     10.605            83      360.0       359.5      63.10       11.3       83.0
1,000,000.01 to 1,100,000.00           2.250     10.770            83      360.0       359.0      67.45       16.8      100.0
1,200,000.01 to 1,300,000.00           2.500     10.376            83      360.0       358.7      66.85        0.0      100.0
1,300,000.01 to 1,400,000.00           2.500     10.334            83      360.0       359.3      55.65       33.2      100.0
1,400,000.01 to 1,500,000.00           2.500     10.655            83      360.0       359.3      56.72       24.2      100.0
1,600,000.01 to 1,700,000.00           2.500     10.500            83      360.0       359.0      60.36        0.0      100.0
1,900,000.01 to 2,000,000.00           2.500     10.625            84      360.0       359.7      53.04        0.0      100.0
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Current Principal Balance ($)         Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
100,000.01 to 200,000.00               100.0       43.8      738.1
200,000.01 to 300,000.00               100.0       45.2      742.4
300,000.01 to 400,000.00               100.0       75.7      741.8
400,000.01 to 500,000.00               100.0       83.8      740.1
500,000.01 to 600,000.00               100.0       85.1      743.4
600,000.01 to 700,000.00               100.0       84.8      746.0
700,000.01 to 800,000.00               100.0       64.4      725.3
800,000.01 to 900,000.00               100.0       83.1      755.2
900,000.01 to 1,000,000.00             100.0       77.4      742.0
1,000,000.01 to 1,100,000.00           100.0       75.1      727.8
1,200,000.01 to 1,300,000.00           100.0      100.0      749.8
1,300,000.01 to 1,400,000.00           100.0       66.3      728.2
1,400,000.01 to 1,500,000.00           100.0      100.0      743.5
1,600,000.01 to 1,700,000.00           100.0      100.0      744.0
1,900,000.01 to 2,000,000.00           100.0       66.7      734.3
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

Minimum: 151,999.99
Maximum: 2,000,000.00
Average: 579,722.65


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 8  of  12

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
Original                                of           Principal       Principal    Principal     Original     Current      Net
Loan-to-Value Ratio (%)             Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
20.01 to 25.00                                3       1,899,524.93        0.79       633,175     1,900,000      5.605      5.339
25.01 to 30.00                                2         986,000.00        0.41       493,000       986,000      5.501      5.235
30.01 to 35.00                                1         487,263.52        0.20       487,264       487,785      5.625      5.359
35.01 to 40.00                                4       4,319,999.99        1.80     1,080,000     4,320,000      5.709      5.443
40.01 to 45.00                                7       3,961,082.91        1.65       565,869     3,963,047      5.778      5.512
45.01 to 50.00                                9       7,008,628.12        2.92       778,736     7,014,510      5.524      5.258
50.01 to 55.00                               16       9,266,134.75        3.86       579,133     9,267,200      5.696      5.430
55.01 to 60.00                               20      13,171,038.25        5.49       658,552    13,174,400      5.534      5.268
60.01 to 65.00                               28      21,243,821.54        8.85       758,708    21,255,000      5.620      5.354
65.01 to 70.00                               49      38,450,936.05       16.02       784,713    38,460,867      5.726      5.460
70.01 to 75.00                               63      36,730,028.15       15.30       583,016    36,752,559      5.753      5.487
75.01 to 80.00                              201      98,927,967.53       41.22       492,179    98,942,325      5.704      5.438
80.01 to 85.00                                4       1,572,011.26        0.65       393,003     1,575,760      5.792      5.526
85.01 to 90.00                                1         171,000.00        0.07       171,000       171,000      6.500      6.234
90.01 to 95.00                                6       1,809,739.58        0.75       301,623     1,809,740      5.843      5.577
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
Original                            Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Loan-to-Value Ratio (%)              Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
20.01 to 25.00                         2.250     10.605            82      360.0       358.5      23.15       47.4       21.0
25.01 to 30.00                         2.250     10.501            83      360.0       359.5      28.59       49.9      100.0
30.01 to 35.00                         2.250     10.625            83      360.0       359.0      33.07        0.0      100.0
35.01 to 40.00                         2.449     10.709            83      360.0       359.5      36.77       33.2      100.0
40.01 to 45.00                         2.250     10.778            84      360.0       359.5      42.12       35.0      100.0
45.01 to 50.00                         2.300     10.524            83      360.0       359.4      47.58       45.8       94.6
50.01 to 55.00                         2.250     10.696            83      360.0       359.3      52.67       37.6       96.0
55.01 to 60.00                         2.331     10.534            83      360.0       359.1      58.82       46.2      100.0
60.01 to 65.00                         2.350     10.620            83      360.0       359.2      62.20       22.6       89.1
65.01 to 70.00                         2.276     10.726            83      360.0       359.3      68.63        6.3       95.1
70.01 to 75.00                         2.250     10.753            83      360.0       359.3      73.47       18.6       92.6
75.01 to 80.00                         2.250     10.704            83      360.0       359.2      79.53       16.1       95.4
80.01 to 85.00                         2.250     10.792            82      357.6       355.3      84.34       42.1      100.0
85.01 to 90.00                         2.250     11.500            83      360.0       359.0      90.00      100.0      100.0
90.01 to 95.00                         2.250     10.843            83      360.0       358.8      95.00        0.0      100.0
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
Original                            Full-ALT   Percent      FICO
Loan-to-Value Ratio (%)               Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
20.01 to 25.00                         100.0      100.0      767.2
25.01 to 30.00                         100.0      100.0      797.0
30.01 to 35.00                         100.0      100.0      698.0
35.01 to 40.00                         100.0      100.0      752.1
40.01 to 45.00                         100.0      100.0      770.6
45.01 to 50.00                         100.0       48.5      734.9
50.01 to 55.00                         100.0       63.9      725.7
55.01 to 60.00                         100.0       86.2      741.0
60.01 to 65.00                         100.0       88.7      736.7
65.01 to 70.00                         100.0       76.5      745.6
70.01 to 75.00                         100.0       75.8      738.3
75.01 to 80.00                         100.0       83.8      741.5
80.01 to 85.00                         100.0      100.0      686.5
85.01 to 90.00                         100.0        0.0      725.0
90.01 to 95.00                         100.0       65.7      747.2
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

Minimum: 20.83
Maximum: 95.00
Weighted Average by Original Balance: 70.23
Weighted Average by Current Balance: 70.23

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
PMI Company, Original LTV>80        Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Mtge Guaranty Insurance Corp.                 5       1,973,859.89       55.56       394,772     1,977,200      5.798      5.532
General Electric                              4         984,190.95       27.70       246,048       984,600      6.022      5.756
United Guaranty Insurance                     1         433,200.00       12.19       433,200       433,200      5.750      5.484
Triad Guaranty Ins                            1         161,500.00        4.55       161,500       161,500      5.750      5.484
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                       11       3,552,750.84      100.00       322,977     3,556,500      5.852      5.586
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
PMI Company, Original LTV>80         Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Mtge Guaranty Insurance Corp.          2.250     10.798            82      358.1       355.9      89.88        0.0      100.0
General Electric                       2.250     11.022            83      360.0       358.8      87.37       84.6      100.0
United Guaranty Insurance              2.250     10.750            83      360.0       359.0      94.99        0.0      100.0
Triad Guaranty Ins                     2.250     10.750            84      360.0       360.0      95.00        0.0      100.0
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.250     10.852            82      358.9       357.3      90.04       23.4      100.0


                                       %
                                    Full-ALT   Percent      FICO
PMI Company, Original LTV>80          Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
Mtge Guaranty Insurance Corp.          100.0       84.4      696.5
General Electric                       100.0       67.2      727.3
United Guaranty Insurance              100.0      100.0      769.0
Triad Guaranty Ins                     100.0        0.0      815.0
---------------------------------   --------   --------   --------
Total:                                 100.0       77.7      719.3


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 9  of  12

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
FICO                                    of           Principal       Principal    Principal     Original     Current      Net
Score                               Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
<= 650                                        5       3,465,648.22        1.44       693,130     3,471,632      5.881      5.615
651 to 675                                   17       8,669,167.79        3.61       509,951     8,673,750      5.786      5.520
676 to 700                                   34      19,779,322.98        8.24       581,745    19,780,955      5.714      5.448
701 to 725                                   76      44,895,843.41       18.71       590,735    44,909,815      5.733      5.467
726 to 750                                  105      61,495,020.89       25.62       585,667    61,507,358      5.680      5.414
751 to 775                                   94      53,974,950.07       22.49       574,202    53,987,543      5.682      5.416
776 to 800                                   72      41,085,698.53       17.12       570,635    41,103,683      5.661      5.395
801 to 825                                   11       6,639,524.69        2.77       603,593     6,645,457      5.611      5.345
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
FICO                                Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Score                                Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
<= 650                                 2.250     10.881            82      358.9       357.1      74.59       31.7      100.0
651 to 675                             2.250     10.786            83      360.0       359.3      73.16       55.3       95.7
676 to 700                             2.293     10.714            83      360.0       359.5      66.10       36.3       91.6
701 to 725                             2.266     10.733            83      360.0       359.1      71.00       20.5       97.6
726 to 750                             2.281     10.680            83      360.0       359.3      73.00       17.4       98.0
751 to 775                             2.272     10.682            83      360.0       359.3      68.02       17.4       88.1
776 to 800                             2.268     10.661            83      360.0       359.3      69.61       11.0       92.9
801 to 825                             2.250     10.611            83      360.0       359.1      67.58       13.2      100.0
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
FICO                                Full-ALT   Percent      FICO
Score                                 Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
<= 650                                 100.0      100.0      631.2
651 to 675                             100.0       85.1      664.6
676 to 700                             100.0       69.5      689.9
701 to 725                             100.0       79.2      712.2
726 to 750                             100.0       81.9      738.4
751 to 775                             100.0       79.3      762.4
776 to 800                             100.0       83.4      786.2
801 to 825                             100.0       97.6      805.8
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

Minimum: 622
Maximum: 815
Weighted Average: 741.1

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Documentation Level                 Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Simply Signature                            246     143,056,994.07       59.61       581,532   143,095,597      5.695      5.429
Full Documentation                          168      96,948,182.51       40.39       577,073    96,984,596      5.695      5.429
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Documentation Level                  Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Simply Signature                       2.270     10.695            83      360.0       359.3      70.48        9.9       94.1
Full Documentation                     2.276     10.695            83      360.0       359.2      69.87       34.7       94.6
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Documentation Level                   Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
Simply Signature                       100.0       81.4      750.5
Full Documentation                     100.0       80.2      727.1
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Purpose                             Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Purchase                                    254     152,144,247.76       63.39       598,993   152,197,635      5.672      5.406
Cash-out Refinance                           96      47,759,157.61       19.90       497,491    47,771,806      5.766      5.500
Rate/Term Refinance                          64      40,101,771.21       16.71       626,590    40,110,752      5.694      5.428
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Purpose                              Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Purchase                               2.268     10.672            83      360.0       359.2      72.83        0.0       93.3
Cash-out Refinance                     2.265     10.766            83      360.0       359.4      65.69      100.0       92.7
Rate/Term Refinance                    2.300     10.694            83      360.0       359.1      65.80        0.0      100.0
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Purpose                               Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
Purchase                               100.0       76.1      746.4
Cash-out Refinance                     100.0       83.1      725.6
Rate/Term Refinance                    100.0       96.4      739.4
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Occupancy                           Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Primary Residence                           390     226,302,608.95       94.29       580,263   226,373,743      5.689      5.423
Second Home                                  23      13,325,961.24        5.55       579,390    13,329,450      5.796      5.530
Investment                                    1         376,606.39        0.16       376,606       377,000      5.750      5.484
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Occupancy                            Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Primary Residence                      2.274     10.689            83      360.0       359.2      70.46       19.6      100.0
Second Home                            2.250     10.796            83      360.0       359.4      66.46       26.3        0.0
Investment                             2.250     10.750            83      360.0       359.0      65.20        0.0        0.0
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Occupancy                             Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
Primary Residence                      100.0       81.9      740.7
Second Home                            100.0       65.0      749.7
Investment                             100.0        0.0      667.0
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 10 of  12

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Property Type                       Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Single Family Residence                     226     134,859,250.41       56.19       596,722   134,913,122      5.697      5.431
Planned unit developments                   106      59,227,609.81       24.68       558,751    59,244,515      5.667      5.401
Condominiums Low-rise (four
stories or less)                             52      27,343,764.15       11.39       525,842    27,346,506      5.723      5.457
Condominiums High-rise (greater
than four stories)                           18      11,837,899.99        4.93       657,661    11,837,900      5.776      5.510
Cooperative Units                            12       6,736,652.22        2.81       561,388     6,738,150      5.636      5.370
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Property Type                        Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Single Family Residence                2.276     10.697            83      360.0       359.2      69.23       23.3       95.0
Planned unit developments              2.268     10.667            83      360.0       359.1      72.15       14.0       96.8
Condominiums Low-rise (four
stories or less)                       2.268     10.723            84      360.0       359.5      72.09       17.7       85.8
Condominiums High-rise (greater
than four stories)                     2.250     10.776            83      360.0       359.3      73.20       12.5       93.4
Cooperative Units                      2.302     10.636            83      360.0       359.5      60.66       25.9       94.4
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Property Type                         Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
Single Family Residence                100.0      100.0      742.4
Planned unit developments              100.0      100.0      739.8
Condominiums Low-rise (four
stories or less)                       100.0        0.0      739.1
Condominiums High-rise (greater
than four stories)                     100.0        0.0      745.2
Cooperative Units                      100.0        0.0      726.6
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
                                      Number          Current         Current      Current        Total      Average    Average
                                        of           Principal       Principal    Principal     Original     Current      Net
Number of Units                     Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
1                                           414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
                                    Weighted   Average      Months       Stated     Stated     Average       %          %
                                    Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
Number of Units                      Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
1                                      2.272     10.695            83      360.0       359.2      70.23       19.9       94.3
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


                                       %
                                    Full-ALT   Percent      FICO
Number of Units                       Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
1                                      100.0       80.9      741.1
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 11 of  12

                                                                       % of
                                                     Aggregate       Aggregate     Average                   Weighted   Weighted
Geographic                            Number          Current         Current      Current        Total      Average    Average
Distribution                            of           Principal       Principal    Principal     Original     Current      Net
by Balance                          Receivables       Balance         Balance      Balance       Balance      Coupon     Coupon
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
California                                  159      95,897,207.68       39.96       603,127    95,921,741      5.715      5.449
Florida                                      91      51,130,925.24       21.30       561,878    51,150,525      5.695      5.429
New York                                     23      16,847,402.22        7.02       732,496    16,848,900      5.578      5.312
Maryland                                     28      14,620,342.80        6.09       522,155    14,625,167      5.594      5.328
Virginia                                     22      10,901,544.06        4.54       495,525    10,907,317      5.815      5.549
New Jersey                                   19       9,582,571.11        3.99       504,346     9,583,490      5.663      5.397
Texas                                         9       6,558,526.86        2.73       728,725     6,561,900      5.735      5.469
Washington                                    9       4,235,882.69        1.76       470,654     4,236,900      5.758      5.492
Illinois                                      7       4,168,479.17        1.74       595,497     4,177,000      5.505      5.239
District of Columbia                          5       2,669,837.00        1.11       533,967     2,669,837      5.596      5.330
Michigan                                      6       2,610,144.47        1.09       435,024     2,611,100      5.515      5.249
Pennsylvania                                  5       2,405,050.00        1.00       481,010     2,405,050      5.948      5.682
Arizona                                       4       2,374,450.00        0.99       593,613     2,374,450      5.931      5.665
Ohio                                          5       2,245,866.00        0.94       449,173     2,245,866      5.474      5.208
Connecticut                                   4       2,223,300.00        0.93       555,825     2,223,300      5.510      5.244
Colorado                                      3       1,929,972.71        0.80       643,324     1,930,850      5.773      5.507
Minnesota                                     1       1,498,506.74        0.62     1,498,507     1,500,000      6.000      5.734
Nevada                                        2       1,373,723.15        0.57       686,862     1,373,750      5.511      5.245
North Carolina                                3       1,363,750.00        0.57       454,583     1,363,750      5.774      5.508
Massachusetts                                 1       1,000,000.00        0.42     1,000,000     1,000,000      6.000      5.734
Kentucky                                      1         700,285.30        0.29       700,285       701,000      5.875      5.609
New Hampshire                                 1         700,000.00        0.29       700,000       700,000      5.750      5.484
Hawaii                                        1         597,000.00        0.25       597,000       597,000      6.125      5.859
South Carolina                                1         527,200.00        0.22       527,200       527,200      5.625      5.359
Georgia                                       1         511,600.00        0.21       511,600       511,600      5.375      5.109
Missouri                                      1         464,037.59        0.19       464,038       464,500      6.000      5.734
Oregon                                        1         448,000.00        0.19       448,000       448,000      5.750      5.484
Rhode Island                                  1         419,571.79        0.17       419,572       420,000      5.875      5.609
---------------------------------   -----------   ----------------   ---------   -----------   -----------   --------   --------
Total:                                      414     240,005,176.58      100.00       579,723   240,080,193      5.695      5.429
                                                           Weighted     Weighted   Weighted
                                               Weighted     Average     Average     Average    Weighted
Geographic                          Weighted   Average      Months       Stated     Stated     Average       %          %
Distribution                        Average    Maximum        to        Original   Remaining   Original   Cashout     Owner
by Balance                           Margin      Rate        Roll         Term       Term        LTV        Refi     Occupied
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
California                             2.270     10.715            83      360.0       359.3      70.29       12.2       98.6
Florida                                2.270     10.695            83      359.9       358.8      71.09       21.0       85.4
New York                               2.344     10.578            84      360.0       359.6      61.99       24.4       97.8
Maryland                               2.250     10.594            83      360.0       359.3      73.36       40.6      100.0
Virginia                               2.250     10.815            83      360.0       359.2      71.87       43.9      100.0
New Jersey                             2.250     10.663            84      360.0       359.5      71.22       25.8       86.5
Texas                                  2.326     10.735            83      360.0       359.0      69.57        0.0      100.0
Washington                             2.250     10.758            83      360.0       359.3      65.83       48.2      100.0
Illinois                               2.250     10.505            84      360.0       359.5      75.03       15.2      100.0
District of Columbia                   2.250     10.596            84      360.0       359.5      76.67       17.1      100.0
Michigan                               2.250     10.515            83      360.0       359.3      76.51       13.8      100.0
Pennsylvania                           2.250     10.948            83      360.0       359.4      61.51       20.0      100.0
Arizona                                2.250     10.931            83      360.0       358.6      73.03       27.2       72.6
Ohio                                   2.250     10.474            84      360.0       359.6      77.38       17.8      100.0
Connecticut                            2.250     10.510            84      360.0       360.0      78.40        0.0      100.0
Colorado                               2.250     10.773            83      360.0       359.3      64.49       25.5      100.0
Minnesota                              2.500     11.000            83      360.0       359.0      68.18        0.0      100.0
Nevada                                 2.250     10.511            84      360.0       359.6      55.28       36.4       63.6
North Carolina                         2.250     10.774            83      360.0       359.0      64.26       15.9      100.0
Massachusetts                          2.250     11.000            84      360.0       360.0      60.61      100.0        0.0
Kentucky                               2.250     10.875            83      360.0       359.0      74.97        0.0      100.0
New Hampshire                          2.250     10.750            83      360.0       359.0      63.64        0.0      100.0
Hawaii                                 2.250     11.125            84      360.0       360.0      75.00        0.0        0.0
South Carolina                         2.250     10.625            84      360.0       360.0      80.00        0.0        0.0
Georgia                                2.250     10.375            84      360.0       360.0      80.00        0.0      100.0
Missouri                               2.250     11.000            83      360.0       359.0      69.33        0.0      100.0
Oregon                                 2.250     10.750            84      360.0       360.0      80.00      100.0      100.0
Rhode Island                           2.250     10.875            83      360.0       359.0      77.06      100.0      100.0
---------------------------------   --------   --------   -----------   --------   ---------   --------   --------   --------
Total:                                 2.272     10.695            83      360.0       359.2      70.23       19.9       94.3


Geographic                             %
Distribution                        Full-ALT   Percent      FICO
by Balance                            Doc      SFR-PUD     Score
---------------------------------   --------   --------   --------
California                             100.0       88.1      745.9
Florida                                100.0       70.9      740.0
New York                               100.0       22.2      727.3
Maryland                               100.0       94.3      741.1
Virginia                               100.0       96.7      732.8
New Jersey                             100.0       73.9      748.7
Texas                                  100.0       93.1      743.2
Washington                             100.0       94.0      760.4
Illinois                               100.0      100.0      740.2
District of Columbia                   100.0       85.9      753.7
Michigan                               100.0      100.0      745.8
Pennsylvania                           100.0      100.0      745.7
Arizona                                100.0      100.0      699.1
Ohio                                   100.0      100.0      726.3
Connecticut                            100.0       51.0      737.4
Colorado                               100.0      100.0      748.2
Minnesota                              100.0      100.0      706.0
Nevada                                 100.0      100.0      783.4
North Carolina                         100.0      100.0      698.4
Massachusetts                          100.0      100.0      685.0
Kentucky                               100.0      100.0      694.0
New Hampshire                          100.0      100.0      769.0
Hawaii                                 100.0        0.0      762.0
South Carolina                         100.0      100.0      770.0
Georgia                                100.0      100.0      702.0
Missouri                               100.0      100.0      701.0
Oregon                                 100.0      100.0      717.0
Rhode Island                           100.0      100.0      663.0
---------------------------------   --------   --------   --------
Total:                                 100.0       80.9      741.1

Number of States Represented: 28


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
================================================================================
                                Dec 6, 2005 13:45                 Page 12 of  12

                          Deal Summary Report                        chf05a2c

                                       Assumptions                        Collateral
Settlement     30-Dec-2005  Prepay       25 CPR   Balance             WAC    WAM   Age  WAL    Dur
1st Pay Date   25-Jan-2006  Default      0 CDR    $1,075,000,000.00   5.692  359   1    3.42
                            Recovery   0 months
                            Severity     0%

Tranche      Balance       Coupon     Principal     Avg    Dur   Yield   Spread   Bench
Name                                   Window       Life                   bp
-------   --------------   ------   -------------   ----   ---   -----   ------   -----
10Y       288,750,000.00    5.471   01/06 - 11/15   3.17
SUBS       40,312,500.00    5.426   01/06 - 11/35   6.03
5Y        514,937,500.00    5.413   01/06 - 11/10   2.57
7Y        231,000,000.00    5.398   01/06 - 11/12   2.91
Tranche   Price   $@1bp   Accrued   NetNet     Dated     Notes
Name        %             Int(M)     (MM)      Date
-------   -----   -----   -------   ------   ---------   -----
10Y                                          01-Dec-05    WAC
SUBS                                         01-Dec-05    WAC
5Y                                           01-Dec-05    WAC
7Y                                           01-Dec-05    WAC

Yield Curve                                                   swap curve
Mat 3MO   6MO   2YR  5YR  10YR 30YR        3mo      6mo      1yr      2yr   3yr   4yr      5yr      7yr
Yld 3.855 4.161 4.36 4.38 4.45 4.65        4.417870 4.606770 4.808420 4.845 4.875 4.902725 4.933500 4.979226



--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

--------------------------------------------------------------------------------

     The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN
                              SALES REPRESENTATIVE

--------------------------------------------------------------------------------
                Preliminary Structural and Collateral Term Sheet
--------------------------------------------------------------------------------

[JP MORGAN LOGO]

              $1,034,000,000 (Approximate) of Senior Certificates
                                 Chase 2005-A2
               Mortgage Pass-Through Certificates, Series 2005-A2

                           Features of the Transaction

- Offering consists of approximately 1,034 mm of Senior Certificates expected to be rated AAA by 2 of the 4; S&P, Moody's, Fitch, Dominion.

-     The Amount of Senior Certificates is approximate and may vary.

-     Multiple groups of Mortgage Loans will collateralize the transaction

-     There are approximately 3 groups of Senior Certificates, which may vary.

- The Credit Support for the Senior Certificates of Pools 1,2 and 3 is Cross-Collateralized, with respect to losses

                              Key Terms

Issuer :                                                         Chase Trust Series 2005-A2
Underwriter :                                                   J.P.Morgan Securities, Inc.
Depositor :                                              Chase Mortgage Finance Corporation
Trustee:                                                                           Wachovia
Type of Issuance:                                                                    Public
Servicer Advancing:                                         Yes, Subject to Recoverability.
Compensating Interest:                                                    Paid, But Capped.
Clean-Up Call / Optional                           [5%] clean-up call (aggregate portfolio)
Termination:
Legal Investment:                                The Senior Certificates are Expected to be
                                                                       SMMEA at Settlement.
ERISA Eligible:                                     The Senior Certificates are Expected to
                                         be ERISA eligible subject to limitations set forth
                                                        in the final prospectus supplement.
Tax Treatment:                                                                        REMIC
Structure:                                         Senior/Subordinate w/ Shifting Interest.
                                                     and Subordinate Certificate Prepayment
                                                                                    Lockout
Expected AAA Subordination:                                                  3.75% +/- .50%
Rating Agencies:                                             At least 2 of 3; Moody's, S&P,
                                                                                      Fitch
Registration:                                     Publicly Offered Certificates will be DTC

                                   Time Table

Cut-Off Date                                                               December 1, 2005
Settlement Date                                                           December 30, 2005
First Distribution Date                                                    January 25, 2006
Distribution Date                                                 25th or Next Business Day

                JPMSI Contact Information

Trading/Structuring    Greg Boester
                       Tom Scudese        212.834.2499
                       Marc Simpson

                  Preliminary Mortgage Pool Data (approximate)        12/07/2005

                                           Pool 1           Pool 2            Pool 3
                                       ---------------  ---------------   --------------
Collateral Type                        5Yr Hybrid       7Yr Hybrid        10Yr Hybrid
                                       ARMs             ARMs              ARMs
Outstanding Principal Balance          535,000,000      240,000,000       300,000,000
Average Principal Balance              566,740          597,547           660,550
Weighted Average Gross Mortgage Rate   5.663%           5.648%            5.721%
Weighted Average Net Mortgage Rate     5.413%           5.398%            5.471%
Weighted Average Maturity              359              359               359
Weighted Average Seasoning             1                1                 1
Weighted Average Months to Roll        59               83                119
ARM Index                              LY1(100%)        LY1(100%)         LY1(100%)
Weighted Average Gross Margin          2.25%            2.25%             2.25%
Weighted Average Net Margin            2.00%            2.00%             2.00%
Initial Periodic Rate Cap              5.00             5.00              5.00
Subsequent Periodic Rate Cap           2.00             2.00              2.00
Lifetime Rate Cap                      5.00             5.00              5.00
Weighted Average Loan-to-Value         71%              70%               65%
Weighted Average FICO Score            741              742               739
Geographic Distribution                CA(50%),FL(21%)  CA(35%),FL(21%)   CA(30%),NY(25%)
Percent Owner Occupied                 91%              94%               89%
Percent Single Family / PUD            80%              83%               81%
Interest Only                          80%              73%               71%
Primary Servicer                       Chase            Chase             Chase

The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. Chase Mortgage Finance Co.: 333-110968 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.